SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                 Billserv, Inc.
                (Name of Registrant as Specified in its Charter)
      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|_|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1.    Title of each class of securities to which transaction applies:
      2.    Aggregate number of securities to which transaction applies:
      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      4.    Proposed maximum aggregate value of transaction:
      5.    Total fee paid:
|X|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                                 BILLSERV, INC.
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                  July 14, 2003

A special meeting of stockholders of Billserv, Inc. (the "Company") will be held at the principal offices of the Company located at 211 North Loop 1604 East, Suite 200, San Antonio, Texas, 78232, on Monday, July 14, 2003, at 9:30 a.m., C.D.T., (the "Special Meeting") for the following purposes:

      1. To elect one Director to serve until the next Annual Meeting of stockholders and until his successor is duly elected and qualified.

      2.    To approve the sale of substantially all assets of the Company.

      3. To grant authority to the Directors to change the name of the Company.

      4. To ratify the appointment of the independent auditors of the Company.

      5. To transact any other business that properly comes before the meeting.

Stockholders of record at the close of business on June 13, 2003 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof (the "Record Date").

If you cannot attend the Special Meeting in person, please date and execute the accompanying Proxy and return it promptly to the Company. If you attend the Special Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Special Meeting does not of itself serve to revoke your Proxy.

MICHAEL R. LONG
Chief Executive Officer

                               GENERAL INFORMATION

Q.    Who is soliciting my proxy?

A.    The Board of Directors of Billserv, Inc.

Q.    Where and when is the Special Meeting?

A. 9:30 a.m. C.D.T., Monday, July 14, 2003, at the principal offices of the Company located at 211 North Loop 1604 East, Suite 200, San Antonio, Texas, 78232.

Q.    What am I voting on?

A. Management of the Company is seeking the authorization of the stockholders to elect one Director to the Board of Directors of the Company, sell substantially all of the assets of the Company to Saro, Inc., a wholly owned subsidiary of CyberStarts, Inc. (the "Asset Purchase Transaction"), change the name of the Company, and ratify the appointment of the Company's independent auditors.

Q.    Why should the Company sell the assets?

A. The Board of Directors of the Company has thoroughly considered the advantages and disadvantages of the Asset Purchase Transaction at this time. As described in greater detail in this Proxy Statement, the Board believes that it is in the best interests of the stockholders and this Company to convert the assets of the Company into cash and redeploy that cash in connection with the Company's redefined business plan. See below the discussion on "Use of Proceeds; Plans for Future Operations After the Proposal Sale."

Q.    How do I know if the Company is receiving fair value for the assets?

A. Based on a variety of factors including (i) the Company's overall goals and future business plans, (ii) the current financial condition and future prospects for the Company, and (iii) the survey of limited proposed alternatives to the transaction, the Board believes that the consideration to be received from Saro, Inc. for the assets is fair.

Q. Will any of the money received from the transaction be distributed to the Company's stockholders?

A. No. The Company intends to use most of the consideration received in the Asset Purchase Transaction to discharge the Company's debts with its creditors, as described below. The remaining consideration from the Asset Purchase Transaction will be used to fund the continuing and redefined operations of the Company after the Asset Purchase Transaction. See below the discussion on "Use of Proceeds; Plans for Future Operations After the Proposal Sale."

Q.    Will stockholders have appraisal rights?

A. No. Stockholders of the Company will not have appraisal rights as a result of the Asset Purchase Transaction.

Q.    What should stockholders do now?

A. Stockholders should mail their signed and dated proxy card in the enclosed envelope, as soon as possible, so that their shares will be represented at the Special Meeting.

Q. Can stockholders change their vote after they have mailed a signed proxy card?

A. Yes. Stockholders can change their vote in one of three ways at any time before their proxies are used. First, stockholders can revoke their proxies by written notice. Second, stockholders can complete new, later-dated proxy cards. Third, stockholders can attend the stockholders' meeting and vote in person.

Q.    Whom should stockholders call with questions?

      Stockholders who have questions about the materials in this Proxy Statement should call Michael R. Long, the Company's Chief Executive Officer, at (210) 402-5005.

                 Disclosure Regarding Forward-Looking Statements

This Proxy Statement contains forward-looking statements including statements containing the words "believes," "anticipates," "expects," "intends" and words of similar import. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Important factors that the Company believes might cause such differences include: (1) concentration of the Company's assets into one industry segment; (2) the nature of the Company's business (as defined herein); (3) the impact of changing economic conditions; (4) the actions of competitors, including pricing and new product introductions; and (5) those specific risks that are discussed in the cautionary statements accompanying the forward-looking statements in this Proxy Statement and in the Risk Factors detailed in the Company's previous filings with the Securities and Exchange Commission (the "Commission"). In assessing forward-looking statements contained herein, stockholders are urged to read carefully all cautionary statements contained in this Proxy Statement and in those other filings with the Commission.

                                 BILLSERV, INC.
                          PROXY STATEMENT INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of Proxies by and on behalf of the Board of Directors of the Company for use at the Special Meeting of Stockholders to be held on July 14, 2003 (the "Special Meeting") or any adjournment thereof. This Proxy Statement, the Notice of the Special Meeting and the accompanying Proxy are being mailed to stockholders on or about June 19, 2003.

The Company's principal executive offices are located at 211 North Loop 1604 East, Suite 200, San Antonio, Texas, 78232.

As to all matters that may come before the Special Meeting, each stockholder will be entitled to one vote for each share of Common Stock of the Company held by him or her at the close of business on the Record Date. The holders of a majority of the shares of Common Stock of the Company presented in person or by proxy and entitled to vote will constitute a quorum at the Special Meeting. Abstentions and broker non-votes (broker non-votes are proxies containing no voting instructions or voting instructions as to some proposals but not to others, that are returned to the Company by a broker who is the record owner of the Common Stock, but is holding the Common Stock for the account of a beneficial owner) will be counted for purposes of determining the presence of a quorum. As of the Record Date, there were 20,722,656 shares of Common Stock of the Company issued and outstanding.

The purpose of the Special Meeting is to (a) elect one individual to serve as a Class II Director of the Board of Directors whose term will expire at the 2006 Annual Meeting of the Stockholders of the Company, (b) approve the Asset Purchase Transaction, (c) approve changing the name of the Company from Billserv, Inc. to Payment Data Systems, Inc., and (c) ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 2003. The Company is not aware at this time of any other matters that will come before the Special Meeting. The nominee for Director of the Company and appointment of the independent auditor will be approved upon receiving 10% of the votes having voting power and cast at the Special Meeting. The Asset Purchase Transaction and the Company name change will be approved upon receiving the vote of a majority of the issued and outstanding Common Stock of the Company authorized to vote on such matters.

All shares of Common Stock represented by properly executed Proxies that are returned and not revoked will be voted in accordance with the instructions, if any, given therein. Broker non-votes and Proxies signed and returned to the Company containing no instructions or partial instructions will be counted for purposes of deciding quorum for the Special Meeting and any such proposal in the Proxy that does not provide the proxy holder with voting instructions will be counted as a vote FOR such proposal. A stockholder may revoke any such Proxy at any time before it is exercised by either giving written notice of such revocation to the Secretary of the Company or submitting a later-dated Proxy to the Company prior to the Special Meeting. A stockholder attending the Special Meeting may revoke his or her Proxy and vote in person if he or she desires to do so, but attendance at the Special Meeting will not of itself revoke the Proxy.

NOTE: IF YOU DO NOT SIGN AND RETURN YOUR PROXY TO THE COMPANY, YOU WILL HAVE, IN EFFECT, VOTED AGAINST THE ASSET PURCHASE TRANSACTION. STOCKHOLDERS ARE ENCOURAGED TO VOTE, SIGN, AND RETURN THEIR PROXIES TO THE COMPANY. IF FEWER THAN A MAJORITY OF ALL SHARES OF COMMON STOCK OF THE COMPANY DO NOT VOTE FOR THE ASSET PURCHASE TRANSACTION, THE PROPOSAL RELATING TO THE ASSET PURCHASE TRANSACTION WILL FAIL.

                                VOTING SECURITIES

Securities Outstanding

On the Record Date there were 20,722,656 shares of the Common Stock of the Company issued, outstanding and entitled to vote. The Company has no other voting securities outstanding. Each stockholder of record is entitled to one vote per share of Common Stock held on all matters submitted to a vote of stockholders.

Security Ownership of Principal Stockholders and Management

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of June 13, 2003 of each person known to the Company to beneficially own more than five percent of the Common Stock.

                                                                    --------------------------
                                                                          Common Stock
----------------------------------------------------------------------------------------------
                                                                      Number of
                                                                        Shares
                                                                     Beneficially   Percent of
                 Name and Address of Beneficial Owner                  Owned (1)    Class (1)
----------------------------------------------------------------------------------------------
CheckFree Investment Corporation                                       3,168,242     15.3%

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of June 13, 2003 of (i) each Director or Director nominee of the Company; (ii) each executive officer of the Company; and
(iii) all Directors, Director nominees and executive officers of the Company as a group:

                                              --------------------------------------
----------------------------------------------      Number of Shares      Percent of
           Name of Beneficial Owner              Beneficially Owned (1)    Class (1)
------------------------------------------------------------------------------------
Michael R. Long                                          900,002            4.3%
Louis A. Hoch                                            936,368            4.5%
Terri A. Hunter                                           89,833            0.4%
Anthony L. Diamond                                        68,168            0.3%
Marshall N. Millard                                      216,131            1.0%
Peter Kirby                                               13,267            0.1%

Group, 6 persons                                       2,223,819           10.7%

The information in this table is based on information supplied by Directors, Director nominees, and executive officers of the Company on Form 3, 4 or 5 and on any Schedule 13G filed with the Securities and Exchange Commission. A person is deemed to be the beneficial owner of shares if such person, either alone or with others, has the power to vote or to dispose of such shares. Shares beneficially owned by a person include shares of which the person has the right to acquire beneficial ownership within 60 days, including under stock options that were exercisable on June 6, 2003 or that become exercisable within 60 days after June 6, 2003. Also, the percentages calculated above are based upon issued and outstanding shares as of June 6, 2003. Unless otherwise indicated in the footnotes below, the persons and entities named in this table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

The Board of Directors of the Company has currently set the number of Directors constituting the whole board at seven. As established by the Company's Bylaws, these Directors are divided into three classes serving staggered three-year terms. The Directors were re-classified in 2001 as a result of the increased number of Directors serving on the Board. As of June 13, 2003, Michael R. Long, Louis A. Hoch, Terri A. Hunter, and Peter G. Kirby are the only members of the Board of Directors of the Company. Richard B. Bergman, Mitchell D. Hovendick, and E. Scott Crist resigned their positions on the Board of Directors in early 2003, each citing the Company's decision not to renew director and officer liability insurance as their reason for resignation. Mr. Hovendick was appointed to the Board of Directors in 2002 upon the resignation of Roger R. Hemminghaus from the Board of Directors. Louis A. Hoch is the only nominee for election to the Board of Directors of the Company. Mr. Hoch's term on the Board of Directors, if elected thereto, will expire on the 2006 Annual Meeting of the Stockholders of the Company. If Mr. Hoch is elected, three vacancies will remain on the Board of Directors.

The individuals named as proxies will vote the enclosed Proxy for the election of the nominee unless you direct them to withhold your vote. If the nominee becomes unable to serve as a Director before the Special Meeting (or decides not to serve), the individuals named as proxies may vote for a substitute or may reduce the number of members of the Board. Cumulative voting is not prohibited pursuant to Section 78.360 of the Nevada Revised Statutes.

Below are the names and ages of the Directors and the nominee for Director, the years they became Directors, their principal occupations or employment for at least the past five years and certain of their other directorships, if any.

Class II Director Nominee for Election to a Three-Year Term Ending with the 2006 Annual Meeting of the Stockholders of the Company

Louis A. Hoch. Age 37. A Director since 1998. Mr. Hoch has more than 14 years of management experience in large systems development. Mr. Hoch joined the Company as President and Chief Operating Officer in November 1998. Before joining the Company, Mr. Hoch's background has been primarily in the telecommunications industry. Most recently, from

April to November 1998, Mr. Hoch was the Subject Matter Expert for Call Centers in Telecom, at Andersen Consulting. His leadership in the call center industry was acknowledged by Andersen Consulting when it classified his processes and technology architecture to be one of their guidelines for best practices in call center development. While employed at U. S. Long Distance, Inc. and its spin-off company, Billing Concepts, Inc., from June 1991 to April 1998, Mr. Hoch successfully built large billing systems that were proven flexible enough to sustain exponential growth in record volumes, and call centers that integrated the latest in technology and processes. During his tenure at Billing Concepts, Mr. Hoch held successive positions; as a Tech Support Representative, Program Analyst, Program Manager, MIS Manager, and finally, Director of Information Technology. Mr. Hoch holds a B.B.A. in Computer Information Systems and an M.B.A. in International Business Management, both from Our Lady of the Lake University. He is certified as a Computer Professional (CCP) by the Institute for Certification of Computing Professionals (ICCP). Mr. Hoch currently serves as a director on the advisory board for Our Lady of the Lake University Business School, and is also an executive lecturer in the school's weekend MBA program. Mr. Hoch is a member of the board of directors of Billserv Australia and Office e-procure, Inc., which provides branded office supply eCommerce sites for businesses.

Class I Director with a Three-Year Term Ending with the 2004 Annual Meeting of the Stockholders of the Company

Michael R. Long. Age 58. A Director since 1998. Mr. Long became a Director and Chairman and Chief Executive Officer of the Company in November 1998. Mr. Long has over 29 years of senior executive management and systems development experience in six publicly traded companies, and has successfully operated his own systems consulting business. Mr. Long has held positions at U.S. Long Distance Corp., as Vice President of Management Information Systems from December 1993 to August 1996; Billing Concepts, Inc., as Vice President of Information Technologies from August 1996 to June 1997, and Andersen Consulting as Business Development Director, Financial Services, from October 1997 to November 1998.

Class III Directors with a Three-Year Term Ending with the 2005 Annual Meeting of the Stockholders of the Company

Terri A. Hunter. Age 40. A Director since 2001. Ms. Hunter joined the Company in April 2000 as its Chief Financial Officer. She possesses over eighteen years of analytical and management experience in finance, accounting, and investor relations for public companies. Most recently, from October 1999 to May 2000, Ms. Hunter was Vice President, Finance and Investor Relations, for Clear Channel Communications, Inc., a global leader in the out-of-home advertising industry with radio, television, and outdoor displays in 37 countries around the world. Ms. Hunter was also employed with U.S. Long Distance, Inc. and its spin-off company, Billing Concepts, Inc., from February 1993 to October 1999, where she lead their financial planning and analysis functions, as well as investor relations. In addition, Ms. Hunter has held various finance and accounting roles with Electronic Data Systems and Cullen/Frost Bankers since her graduation in May 1985 from the University of Texas at Austin. She also serves on the Board of Directors for the San Antonio chapter of the National Investor Relations Institute.

Peter G. Kirby. Age 62. A Director since 2001. Mr. Kirby is a tenured professor of management at Our Lady of the Lake University in San Antonio, Texas, where he has served for the past twelve years.

Directors that Resigned During 2002 and 2003

Richard B. Bergman Age 62. A Director since 2001. Mr. Bergman has served as a Director and Partner of Bergman, Igel, Kaplan & Associates, a business consulting firm located in New York, Washington, D.C. and Florida, since 2000. From 1999 to 2000, he served as a consultant for Glass America, an auto glass and commercial glazing company in Chicago, Illinois. From 1989 to 1999, he was a business consultant to numerous companies in various industries.

Roger R. Hemminghaus. Age 65. A Director since 1999. Mr. Hemminghaus was named Chairman Emeritus of Ultramar Diamond Shamrock January 1, 2000. In December 1996 he became Chairman and Chief Executive Officer of Ultramar Diamond Shamrock Corp. following the merger of Diamond Shamrock, Inc. and Ultramar Corporation. Prior to the merger, Mr. Hemminghaus was Chairman, Chief Executive Officer and President of Diamond Shamrock, Inc. After serving four years as a naval officer involved in nuclear power development, Hemminghaus started his career in the refining and marketing industry in 1962 as an engineer for Exxon, USA. Before joining a predecessor company to Diamond Shamrock in 1984, Mr. Hemminghaus held various management positions in the areas of refining, distribution, petroleum products and natural gas. Hemminghaus is on the board of directors of CTS Corporation, Luby's, Inc., Southwest Research Institute, Tandy Brands Accessories, Inc. and Xcel Energy, Inc. He is a past Chairman of the Federal Reserve Bank of Dallas and former Chairman of the National Petrochemicals and Refiners Association. Hemminghaus is the Chairman of the Board of Regents of Texas Lutheran University.

E. Scott Crist. Age 37. A Director since 1999. Mr. Crist is Managing Director of Crist Ventures and a general partner of Venture Bridge LP, an early-stage venture capital fund. He is Chairman of the Board of Office e-Procure, Inc., an office supply procurement company utilizing Web-based procurement technologies. He is also the former CEO and founder of Telscape International, Inc., (NASDAQ) an integrated communications company focused on emerging markets. Mr. Crist was formerly President and CEO for Matrix, a telecommunications company that ranked #7 on the INC. MAGAZINE list of the 500 fastest growing private companies in the U.S in 1995. Mr. Crist was named an ENTREPRENEUR OF THE YEAR by CNN/ NASDAQ/Ernst & Young in 1999. He is on the Board of several early-stage technology companies. Mr. Crist has an M.B.A. from the Kellogg School at Northwestern University and a B.S. in Electrical Engineering from NC State University. He is on the faculty at Rice University's Graduate Business School.

Mitchell D. Hovendick. A Director since 2002. Mr. Hovendick is vice president of EnCap Investments, a large institutional oil and gas fund. Prior to joining EnCap Investments, Mr. Hovendick spent sixteen years with Phillips Petroleum Company as a petroleum engineer. Mr. Hovendick earned an MBA with a concentration in finance from Rice University's Jones Graduate School of Business and a bachelor's degree in chemical engineering from Texas A&M University, graduating with honors from both schools. Mr. Hovendick is a member of the Independent

Petroleum Association of America, the Houston Producers Forum, and a registered professional engineer.

Recommendation of Board of Directors

The Board of Directors of the Company recommends a vote FOR the nominee for election to the Board of Directors.

                            COMPENSATION OF DIRECTORS

Mr. Long, Mr. Hoch, and Ms. Hunter receive no compensation for serving on the Board of Directors of the Company due to their status as officers of the Company.

In 2002, the Company provided as compensation to Mr. Crist, Mr. Hemminghaus, Mr. Kirby, and Mr. Bergman, as non-employee Directors of the Company, a total of $8,010 for participation in Board meetings and reimbursement for certain out-of-pocket expenses associated therewith.

                COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

The Audit Committee

The Audit Committee is comprised of independent directors and it operates under a written charter adopted by the Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Committee reviews and assesses the adequacy of its charter on an annual basis.

As set forth in more detail in its charter, the Audit Committee's purpose is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Ernst & Young LLP, the Company's independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee's members in business, financial and accounting matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company's internal and external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the Company's internal compliance programs.

The Audit Committee met four times in relation to the year ended December 31, 2002.

In overseeing the preparation of the Company's financial statements, the Audit Committee has had access to the Company's management to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has not met with the Company's independent auditor with regard to the audited financial statements of the Company for the year ended December 31, 2002.

For the year ended December 31, 2002, the Audit Committee did receive the independent auditor's letter and written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

For the year ended December 31, 2002, the members of the Audit Committee were Mr. Crist, Mr. Kirby, Mr. Bergman, and Mr. Hovendick. As of June 13, 2003, only Mr. Kirby remains on the Audit Committee (see "Directors that Resigned During 2002 and 2003" above).

Compensation Committee Report on Executive Compensation

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, this Compensation Committee Report on Executive Compensation and the Performance Graph on page 29 shall not be incorporated by reference into any such filings.

General. The Company's Board of Directors has established a Compensation Committee with authority to set all forms of compensation of the Company's executive officers, except the grant of stock options and restricted shares. The full Board retains authority to administer stock options and restricted shares under the terms of the Amended and Restated Stock Incentive Plan (including any successor plan) and makes the determination of persons to whom options and restricted shares may be granted.

Compensation Philosophy. The Board's compensation philosophy is to reward executive officers for the achievement of short and long-term corporate and individual performance, as measured by the attainment of specific goals for the creation of long-term shareholder value. Also, to ensure that the Company is strategically and competitively positioned for the future, the Compensation

Committee has the discretion to attribute significant weight to other factors in determining executive compensation, such as maintaining competitiveness, expanding markets, pursuing growth opportunities and achieving other long-range business and operating objectives. The level of compensation should also allow the Company to attract, motivate, and retain talented executive officers who contribute to the long-term success of the Company. The compensation of the chief executive officer and other executive officers of the Company is comprised of cash compensation and long-term incentive compensation in the form of base salary and stock options.

Total Compensation for Executives. For 2002, the Company's total compensation for executive officers consisted of the following components: base salary and stock options. In setting 2002 compensation, the Compensation Committee considered the specific factors discussed below:

      Base Salary. In setting the executive officers base salaries for 2002, the Compensation Committee considers the performance of the executive officers' respective business units, as well as individual performance. Base salaries are targeted to approximate the average base salaries paid to executives of similar companies for each position. To ensure that each executive is paid appropriately, the Compensation Committee considers the executive's level of responsibility, prior experience, overall knowledge, contribution to business results, executive pay for similar positions in other companies, and executive pay within the Company.

      Option Plans. In addition to the foregoing, executive officers of the Company may be compensated through awards of options to purchase Common Stock of the Company.

Chief Executive Officer Compensation

Mr. Long's annual base salary for 2002 was $190,000. He received a total stock option award of 340,000 options granted on December 13, 2002 and December 31, 2002.

Compensation Committee Interlocks and Insider Participation

For the year ended December 31, 2002, the members of the Compensation Committee were Mr. Crist, Mr. Kirby, Mr. Bergman, and Mr. Hovendick. To carry out its responsibilities, the Compensation Committee met one time during 2002. As of June 13, 2003, only Mr. Kirby remains on the Compensation Committee.

Mr. Hoch serves as an advisory director to Office e-Procure, Inc., an office supply procurement company utilizing Web-based procurement technologies. Mr. Crist is Chairman of the Board of Office e-Procure, Inc.

The Entire Board

During 2002, the entire Board of Directors of the Company met twelve times for regular and special meetings. During this period, each Director attended all meetings of the Board of Directors and any committee on which he or she served. The Board also acted by unanimous written consent on several occasions.

                                   PROPOSAL 2
                             APPROVAL OF ASSET SALE
General

On May 19, 2003 the Company and Saro, Inc. (the "Purchaser"), a wholly owned subsidiary of CyberStarts, Inc., executed an asset purchase agreement (the "Agreement") whereby the Purchaser would purchase substantially all of the assets of the Company (the "Purchased Assets") and assume certain liabilities of the Company (the "Assumed Liabilities") (collectively, the "Asset Purchase Transaction"). The Company is expected to receive approximately $4,800,000 from the Purchaser as consideration for the sale of the assets of which $4,050,000 will be paid in cash at Closing (less a $105,000 escrow), $150,000 will be paid as an earnout (see "Purchase Price" below), and $600,000 will be paid in the form of a note (see "Purchase Price" below) or an earnout (see "Purchase Price" below), depending on the sale of the JV (see "Purchase Price" below). Notwithstanding the Closing of the Asset Purchase Transaction, the Company will remain liable for certain indemnity obligations and retained liabilities, as discussed below.

The Company

Billserv, Inc. provides Electronic Bill Presentment and Payment ("EBPP") and related services to companies that generate recurring paper-based bills. EBPP is the process of sending bills to consumers securely through the Internet and processing Internet payment of bills utilizing an electronic transfer of funds. The Company's service offerings are supported by its systems infrastructure that integrates certain proprietary components with third-party hardware and software platforms to offer the Company's customers a scalable, branded and secure EBPP process. The Company currently markets its services through a direct sales force and through organizations that resell the Company's services to their customers and prospects.

Saro, Inc.

Saro, Inc. ("Saro," or the "Purchaser") is a wholly owned subsidiary of CyberStarts, Inc., a financial services technology holding company ("CyberStarts"). The Purchaser's address is 1900 Emery Street NW, Second Floor, Atlanta, GA 30318, and its telephone number is (404) 267-5000. CyberStarts is a technology holding company with a competency in launching and running e-finance businesses. CyberStarts has four majority-owned operating units within the following three market segments: collections, claims, and business-to-business payments. CyberStarts also has a ventures unit to house its non-majority owned investments.

Use of Proceeds; Plans for Future Operations After the Proposed Sale

The net proceeds to the Company from the Asset Purchase Transaction are expected to be approximately $4,800,000 (see "Purchase Price" below). From the net proceeds, the Company will pay approximately $3,800,000 to discharge its secured and certain unsecured debt obligations, and $105,000 will be placed in an escrow account to secure any payment of indemnity obligations of the Company to the Purchaser. The remaining proceeds (which includes the $150,000 earnout and the $600,000 payable as a note or an earnout as described below), net of closing costs, is intended for redeployment and investment in a new company formed by senior management, known as Payment Data Systems, Inc. ("PDS"). PDS is a startup enterprise in the business of 1) processing ACH (Automated Clearing House) transactions such as Accounts Receivable Conversion, also known as Check Truncation, and related transactions such as Point of Sale or Point of Purchase, and Returned Check Re-presentment, 2) processing credit card transactions on behalf of billers or retailers as an Independent Sales Organization or ISO, and
3) creating and supporting WEB transactions (recurring and one-time payments), Customer Service Representative payment transactions, and consumer self-service telephone ("IVR") based payment transactions (the "New Business"). The New Business is intended to provide a unique integrated payments solution ("IPS") to a rapidly expanding electronic payments industry. Initially, the New Business will be delivered via an outsource solution, but will ultimately include an in-house software offering. On June 2, 2003, PDS and Purchaser entered into an agreement whereby the Company (as a successor to PDS), through its New Business, will be Purchaser's preferred credit card payment processing provider for a period of two years (with an automatic renewal clause) ("Preferred Provider Agreement"). Further, in accordance with the Company's New Business, the Company anticipates seeking strategic alliances, mergers, and acquisitions of other entities that would permit the Company to achieve synergies and economies of scale in the New Business ("Growth Strategies"). Currently, the Company is in discussions with various business entities regarding implementation of the Growth Strategies.

Net proceeds from the sale of the assets will not be distributed to the stockholders; however, following the consummation of the Asset Purchase Transaction, the stockholders of the Company will retain their equity interest in the Company. The Company is also negotiating with senior management concerning appropriate compensation for contributions relating to the New Business. The Company will seek an independent valuation of such contributions before awarding any compensation.

Background of the Proposed Sale

Since its inception, the Company has experienced a material shortfall from anticipated revenues, leading to a significant decrease in its cash position and a deficit in working capital. At March 31, 2003, the Company's principal source of liquidity consisted of $167,000 of cash and cash equivalents. The Company defaulted under its convertible debt agreement during the fourth quarter of 2002 and was unsuccessful in its attempt to raise additional capital. Consequently, the Board of Directors believed that the Company's available cash along with its anticipated revenues would be insufficient to meet its anticipated cash needs for the foreseeable future. Accordingly, the Company reduced expenditures for operating requirements, including a reduction of 36 employees in its workforce in November 2002.

Due to the aforementioned, by February 2003, the Company began aggressively pursuing strategic alternatives, including investment in or sale of the Company or its primary assets. The Company contacted Stifel, Nicolaus & Co. ("Broker"), an investment banking company that specializes in the sale of small and medium-sized technology businesses.

On February 26, 2003, the Company entered into an agreement with Broker who was to contact potential investors and purchasers that might have an interest in investing in or acquiring the Company. No retainer was paid to Broker by the Company.

During February 2003, Broker conducted due diligence on the Company, assembled a comprehensive list of potential investors and purchasers of the Company or its assets, which list was compiled from Broker's knowledge of the Company's industry, past Billserv contacts, and Broker's databases.

On approximately March 5, 2003, Broker sent 141 executive summaries of the Company's business to potential investors and strategic purchasers. The executive summaries outlined the Company, its business and assets, and its current market and financial position.

Of the 141 executive summaries delivered to potential investors and strategic purchasers, only 37 such potential investors and purchasers requested a descriptive memorandum from Broker. The descriptive memorandums contained investment highlights of the Company, a description of the Company's business, benefits that could result from strategic combinations, financial information of the Company, and a list of key personnel of the Company. All potential investors and purchasers receiving a descriptive memorandum were required to execute confidentiality agreements with the Company. Broker continued to maintain personal contact with all potential investors and purchasers during this phase of the sales process.

On approximately March 14, 2003, Broker received an indication of interest from CyberStarts and two other potential purchasers. No potential investors indicated an interest in the Company. Each indication of interest expressed a preliminary value the potential purchaser placed on the Company, its method of payment, and whether the prospective purchaser was interested in a stock or asset transaction. CyberStarts' indication of interest was the most favorable to the Company.

Of the three indications of interest, only CyberStarts made a final bid on the assets of the Company. On April 16, 2003, the Company and CyberStarts signed a letter of intent for CyberStarts to acquire certain assets of the Company. On May 19, 2003, the Company and Saro, CyberStarts' wholly owned subsidiary, executed the Agreement.

The Company's Reasons for the Proposed Sale; Recommendation of the Board of Directors

As described above, the decision of the Company's Board of Directors to enter into the Agreement followed months of exploring and analyzing the advantages and disadvantages of maintaining the Company as an on-going entity, liquidating the Company, or selling certain assets and then redeploying retained assets in a different market by way of a debt-free corporation. In making its recommendation to the stockholders of the Company, the Board of Directors considered a number of factors, including those noted immediately below that were determined by the Board of Directors to favor a decision to consummate the Asset Purchase
Transaction:

      (i) the current financial condition and future prospects for the Company;

      (ii) management's expectations regarding probable trends in this industry;

      (iii) the price and terms of the Asset Purchase Transaction, as reflected in the Agreement;

      (iv) the sale of additional equity or convertible debt securities would have resulted in additional dilution to the Company's stockholders, and debt financing, if available, would most likely have involved restrictive covenants restricting the Company's operations or finances; and

      (v) the fact that no firm offers to acquire the assets involving cash consideration exceeding that of the Purchaser had been received by the Company.

      The Company's Board of Directors also considered the following potentially negative factors in its deliberations concerning the Asset Purchase Transaction:

      (i) the electronic presentment and payment processing service line represents the Company's primary business, and upon sale, the Company must seek other revenue generating opportunities; and

      (ii) the significant costs involved in connection with consummating the Asset Purchase Transaction (especially in light of the need to obtain a shareholder vote), the substantial management time and effort required to effectuate the sale and the potential disruption to the Company's operations.

The Company's Board of Directors did not believe that the negative factors were sufficient, either individually or collectively, to outweigh potential advantages of the Asset Purchase Transaction.

Interest of Certain Persons in the Proposed Sale

The Asset Purchase Transaction is not conditioned upon any employment arrangements between the Purchaser and the current executive officers of the Company. However, the Asset Purchase Transaction is conditioned on Mr. Long, Mr. Hoch, and Ms. Hunter executing non-compete agreements prohibiting them from competing in the presentment services business for a period of two years. In consideration for entering into non-compete agreements, Mr. Long, Mr. Hoch, and Ms. Hunter are being compensated in the form of 250,000 stock options in CyberStarts, the parent company of the Purchaser. Mr. Long and Mr. Hoch are each receiving 100,000 options; Ms. Hunter is receiving 50,000 options.

Regulatory Approvals

Consummation of the Asset Purchase Transaction does not require any regulatory approvals other than the federal filings required under applicable U. S. securities laws in connection with this Proxy Statement.

Material Federal Income Tax Consequences

THIS SECTION IS A SUMMARY OF THE MATERIAL FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND THE STOCKHOLDERS OF THE COMPANY FROM THE ASSET PURCHASE TRANSACTION. EXCEPT WHERE SPECIFICALLY NOTED, THIS SUMMARY DOES NOT APPLY TO STATE OR LOCAL TAXES. THE SUMMARY IS BASED UPON THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, JUDICIAL DECISIONS, UNITED STATES TREASURY DEPARTMENT REGULATIONS PROMULGATED THEREUNDER, ADMINISTRATIVE RULINGS OF THE UNITED STATES TREASURY DEPARTMENT, AND OTHER INTERPRETATIONS THEREOF, ANY OF WHICH COULD BE CHANGED AT ANY TIME. NO RULING HAS BEEN OR WILL BE REQUESTED FROM THE INTERNAL REVENUE SERVICE WITH RESPECT TO ANY CONSEQUENCES RESULTING FROM THE PROPOSED SALE.

The Proposed Sale will not have any federal income tax consequences to the Company's stockholders because no distributions of sale proceeds will be made to the stockholders.

Upon consummation of the Asset Purchase Transaction, the Company will recognize taxable income in an amount equal to the excess of (i) the sum of the cash sale proceeds of the Purchased Assets and the Assumed Liabilities, over (ii) the sum of the Company's tax bases in the Purchased Assets and the Company's expenses of the Asset Purchase Transaction. The Company estimates that it will not have any federal tax liabilities in fiscal year 2003 relating to the Asset Purchase Transaction.

Accounting Treatment

For financial reporting purposes, the Asset Purchase Transaction will be recorded as a sale of the segment of the Company's business and reported as a discontinued operation.

Expenses and Other Fees

Each party will bear its own expenses in respect of the Asset Purchase Transaction, whether or not consummated.

Summary of the Asset Purchase Agreement

The following is a brief summary of certain provisions of the Agreement.

THIS DESCRIPTION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE AGREEMENT, A COPY OF WHICH IS ATTACHED TO THIS

PROXY STATEMENT AS APPENDIX "A" AND IS INCORPORATED HEREIN BY REFERENCE (INFORMATION IN CERTAIN SCHEDULES TO THE AGREEMENT COULD NOT BE ATTACHED. SUCH INFORMATION WILL BE FURNISHED WITHOUT CHARGE WITHIN ONE BUSINESS DAY OF ITS REQUEST TO ANY STOCKHOLDER OF THE COMPANY WHOSE PROXY IS SOLICITED BY THIS PROXY STATEMENT, UPON THE WRITTEN OR ORAL REQUEST OF ANY SUCH PERSON TO MR. MICHAEL R. LONG, CHIEF EXECUTIVE OFFICER, BILLSERV, INC., 211 NORTH LOOP 1604 EAST, SUITE 200, SAN ANTONIO, TEXAS 78232, (210) 402-5005. THE TERMS NOT OTHERWISE DEFINED IN THIS SUMMARY OR ELSEWHERE IN THIS PROXY STATEMENT HAVE THE MEANING SET FORTH IN THE AGREEMENT. ALL STOCKHOLDERS ARE URGED TO CAREFULLY READ THE AGREEMENT IN ITS ENTIRETY.

Purchase and Sale of Assets; Assumption of Liabilities. Pursuant to the terms and conditions set forth in the Agreement, at Closing, the Company will sell, assign, transfer, convey and deliver to Purchaser, all of the Company's right, title and interest in and to certain assets of the Company, free and clear of all encumbrances except for certain permitted encumbrances. As defined in the Agreement, the term "Assets" means collectively, all right, title and interest in and to all assets, properties, rights and claims owned or primarily employed or held for the use in the conduct of the business by the Company, including the following Assets: business (goodwill), inventory, assumed contracts, intellectual property, tangible assets, business records, prepaid expenses, permits, accounts receivable earned by Purchaser after the Closing, intangibles, investments, cash, telephone, fax numbers, websites, and the Company's stock ownership in Billserv Australia PTY Limited (the "JV") (except as described below). The Company will retain its interest in the stock ownership of Bills.com and all assets listed on Schedule H of the Agreement (as well as the JV if the JV is not sold under the Agreement, as discussed below).

The terms and conditions of the Agreement also provide for the assumption of certain liabilities by Purchaser. This includes any liability arising after the Closing with respect to the Assumed Liabilities, other than any liability arising from tort, infringement or violation of law by the Company and any liability arising from any performance, payment, breach or default of any assumed contract to the extent such act occurred prior to the Closing.

Purchase Price. The aggregate consideration for the Asset Purchase Transaction is approximately $4,800,000 plus the assumption of the Assumed Liabilities. At Closing, Purchaser will pay the Company $4,050,000 less the escrow amount of $105,000 (the "Cash Payment"). The Cash Payment will be consumed by the amount necessary to discharge the Company's secured and certain unsecured creditors. At Closing, Purchaser shall issue the Company a note (the "JV Note") for the remaining $600,000 (the "JV Purchase Price"). The JV Note will be a non-interest bearing, one-year note, which is fully secured by the Assets (the "JV Security Agreement"). Pursuant to the JV Note, the JV Purchase Price will be payable to Seller via wire transfer in four equal quarterly installments of $150,000 each (the "JV Quarterly Payments"), with the first JV Quarterly Payment due at Closing. In addition to the Purchase Price, the Company may earn an additional payment from Purchaser of $150,000 (the "Earnout") based on Gross Revenues (as defined by GAAP) associated with the Business calculated for a one (1) year period, beginning the first day of the first full month following Closing ("Annual Period"). If at the end of the Annual Period, the aggregate of Gross Revenues for the total of the twelve months in the Annual Period are equal to or exceed $5,000,000, then the Earnout shall be $150,000. NOTE: The sale of the JV is contingent. In the event title to the JV does not pass to Purchaser at Closing due to circumstances outside the reasonable control of the Company, the Company and Purchaser will negotiate a mutually agreeable earnout provision whereby the Company is compensated based upon the financial performance of the Business over a period not to exceed one-year from a point at or reasonably after the Closing, which earnout payment will not exceed $600,000 in total.

The Closing. The consummation of the Asset Purchase Transaction will take place at a closing to be held at the offices of the Company not later than five days following the satisfaction of all conditions of the Agreement.

Representation and Warranties. The Agreement contains various representations and warranties of the Company including, among others, representations and warranties related to: (i) corporate organization and similar corporate matters;
(ii) authorization and enforceability; (iii) subsidiaries; (iv) consent and approval; (v) title to and condition of assets; (vi) litigation and claims pending; (vii) compliance with laws and regulations; (viii) financial statements and SEC reports; (ix) absence of certain changes or events since April 1, 2003;
(xi) title to intellectual properties; (xii) contracts and agreements; (xiii) insurance; (xiv) brokers; (xv) accounts receivable; (xvi) warranty obligations;
(xvii) business records; (xviii) taxes; (xix) compliance with laws; (xx) solvency; (xxi) employment matters; and (xxii) accuracy to material facts.

The Agreement contains various representations and warranties of Purchaser including, among others: (i) representations and warranties related to corporate organizations and similar corporate matters; (ii) authorization and enforceability; (iii) no violation of existing agreements; (iv) compliance with other instruments and laws; (v) litigation; (vi) brokers; and (vii) disclosure.

Pre-closing Covenants of the Company. In addition to those representations and warranties listed above, the Company has also agreed to the following covenants pending closing: (i) the Company will promptly notify purchaser of any event of subsequent date that would render any representation or warranty listed above untrue or inaccurate in any material respect; and (ii) the Company will also notify Purchaser of any material adverse change in assets or the assumed liabilities, intellectual property or the financial condition of the Company's business. The Company has also agreed to conduct the business in the ordinary course consistent with past practices and will use reasonable commercial efforts to retain, protect and preserve the assets and intellectual property of the business, including the Company's relationship with its consultants, independent contractors, licensers, suppliers, vendors, representatives, distributors, and other customers all in the ordinary course of business. Furthermore, until Closing, the Company will allow representatives of Purchaser reasonable access upon reasonable notice to business records and facilities relating to the Assets. The Company shall use reasonable commercial efforts to obtain any and all consents necessary for the effective assignment of all the contracts to be assumed by Purchaser. The Company will also use reasonable commercial efforts to satisfy or cause to be satisfied all of the conditions precedent to Closing the Agreement. The Company has agreed that it will not directly or indirectly nor will it authorize or permit any affiliate or representative to solicit, initiate, encourage, induce or facilitate the making, submission or announcement of any acquisition proposal or take any actions that could reasonably be expected to lead to an acquisition proposal. The Company shall not furnish any information regarding the Company to any person in connection with or in response to an acquisition proposal or an inquiry or indication of interest that could lead to an acquisition proposal or engage in discussions or negotiations with any person with respect to any acquisition proposal. The Company shall not approve, endorse or recommend any acquisition proposal or enter into any letter or similar document or contract contemplating or otherwise relating to any acquisition, except with regard to a Superior Proposal. The Company will promptly prepare and file a proxy statement with the SEC and conduct a stockholders' meeting with regard to the Asset Purchase Transaction. The Company will satisfy secured and certain unsecured debts at or reasonably after Closing.

Mutual Covenants. Both the Company and Purchaser have agreed to (i) take all action and do all things necessary in order to consummate and make effective the proposed sale; (ii) continue the enforceability and effect of the confidentiality agreement entered into by the parties; (iii) make all necessary filings with respect to the Asset Purchase Transaction in the Securities Act, the Exchange Act and applicable blue sky or similar securities laws; (iv) make pre-merger notification or other appropriate fillings with federal state or local government bodies or applicable foreign government agencies; (iv) obtain all consents waivers approvals and authorization orders required in connection with the authorization execution of the Agreement; (v) to cooperate and provide information necessary to the preparation of all documents, agreements, tax returns, and other instruments prior to the Closing; and (vi) use their respective reasonable commercial efforts to carry out the communications plan to their respective customers, suppliers, employees, investors and strategic partners concerning the purchase.

Conditions To Closing. The respective obligation of each parties to the Agreement to effect the transaction to be performed by each party at Closing are subject to satisfaction of the following conditions: (i) no order shall have been entered and not vacated by a court or administrative agency of competent jurisdiction which enjoins or strains the acquisition; (ii) all permits, authorizations, approvals and orders shall have been attained and be in full force in effect at the date of Closing; and (iii) there shall be no litigation pending or threatened by any governmental entity in which an injunction is or may be sought against the transaction or acquisition or in which the relief sought against any party to the Agreement as a result of the Agreement and in which in good faith and judgment of the board of directors of either party such adverse party has the probability of prevailing and such relief would have a material adverse effect on such party. Further, (i) the Agreement and transaction contemplated thereby shall be approved by the stockholders of the Company; (ii) the Company shall discharge its debt to Laurus Master Fund, Ltd.;
(iii) all of Purchaser's representations and warranties shall be true and correct; (iv) Purchaser shall have complied with all terms and conditions in the Agreement; (v) Purchaser shall have delivered the purchase price consideration;
(vi) Purchaser shall have delivered the compliance certificates, secretary certificates and all other documents and Ancillary Agreements required under the Agreement; (vii) all representation and warranties of the Company shall be true and correct in all material respects; (viii) any and all required consents from third parties with regard to the Assumed Contracts shall be obtained; (ix) the secured creditors of the Company shall be paid; (x) there shall be no Material Adverse Change to the Company; (xi) the Company shall have executed and delivered any and all Ancillary Agreements and transfer documents; (xii) the Company shall have delivered to Purchaser all necessary financial statements;
(xiii) the Company
and Purchaser shall have executed the Transition Services Agreement; and (xiv) the Company shall deliver to Purchaser all other closing deliverables including an opinion of counsel.

Post Closing Matters. The Company shall execute all necessary documents to convey and assign the Assets purchased under the Agreement, pay its pro rata share of certain Tax liabilities, enter into a non-compete agreement with Purchaser with regard to a two-year moratorium on entering the presentment service business, and obtain the discharge of certain unsecured creditors. Purchaser will execute all documents necessary to confirm assumption of the Assumed Liabilities, maintain for six months the Business Records of the Assets sold, and pay its pro rata share of certain Tax liabilities.

Termination. The Agreement may be terminated prior to Closing either before or after approval of the stockholders of the Company (A) by mutual written consent of both parties, (B) by either party if (i) the Closing shall not have occurred by July 15, 2003; (ii) if a government entity and a court of competent jurisdiction has a final and non-appealable order, decree or ruling permanently restraining or enjoining the transaction; and (iii) if the stockholders of the Company vote against the Closing of the Asset Purchase Transaction, (C) by Purchaser if (i) a triggering event occurs; or (ii) the Company materially breaches the Agreement, or (D) by the Company if Purchaser materially breaches the Agreement. If a party materially breaches the Agreement, the other party is entitled to a termination fee of $250,000. In the event the Company executes a Superior Proposal, the Company will be liable to Purchaser in the amount of $250,000 at such time as the Company closes and funds the Superior Proposal.

Survival of Representations and Warranties. The representation and warranties made by the parties to the Agreement shall survive the Closing of the Agreement and continue in full force and effect until six months after the Closing.

Indemnification. For a period of six months following Closing, the Company has agreed to indemnify, defend and hold harmless Purchaser and its shareholders, officers, directors, employees, attorneys, all subsidiaries and affiliates of Purchaser, and their respective officers, directors, employees, and attorneys of such entities from, against, for and in respect of any and all losses asserted against, relating to, imposed upon, or incurred by Purchaser or any of the aforementioned by reason of, resulting from, based upon or rising out of the following: (i) the breach of the Agreement; (ii) any oral contract which the Company is a party to and which is not disclosed to Purchaser; and (iii) any Excluded Liability, except to the extent resulting from the Purchaser. For a period of six months following Closing, Purchaser has agreed to indemnify, defend and hold harmless the Company and its shareholders, officers, directors, employees, attorneys, all subsidiaries and affiliates of the Company, and their respective officers, directors, employees, and attorneys of such entities from, against, for and in respect of any and all losses asserted against, relating to, imposed upon, or incurred by the Company or any of the aforementioned by reason of, resulting from, based upon or rising out of the following: (i) the breach of the Agreement; or (ii) any Assumed Liability, except to the extent resulting from the Company. The parties' indemnity obligations are subject to a $37,500 floor and a cap up to the Purchase Price plus the Earnout (or earnouts) paid to the Company under the Agreement.

Escrow Fund. At the Closing, $105,000 shall be deposited with Wachovia Bank. Such deposit will constitute the escrow fund and to will be governed by the terms of the escrow agreement attached as Exhibit A to the Agreement.

Transition Services Agreement. The parties have entered into a Transition Services Agreement (attached to this Proxy Statement as Appendix "B") dictating that certain employees of the Company will receive employment opportunities with Purchaser after the Closing, providing for certain informational services to be performed by the Company for the Purchaser prior to Closing, conditioning the Closing upon the Purchaser's renegotiation of the Company's office space lease and the Company's transfer to Purchaser of certain agreements, and providing for certain post-Closing services to be performed by Purchaser for the Company.

Recommendation of the Board of Directors

The Board of Directors of the Company believes that the Asset Purchase Transaction is in the best interests of the Company and its stockholders. Accordingly, the Board of Directors has approved the Asset Purchase Transaction and recommends that the Company's stockholders vote FOR the approval of the Asset Purchase Transaction.

                                   PROPOSAL 3
                             CHANGE OF COMPANY NAME

Upon the stockholder approval of the Asset Purchase Transaction, the Company will no longer have ownership of the name "Billserv, Inc." The Board of Directors of the Company, therefore, proposes to change the Company's name to Payment Data Systems, Inc. ("PDS"), which name the Board believes best reflects the proposed business of the Company after the Asset Purchase Transaction. If stockholders approve this proposal, the Board of Directors will hold the authority to so change the name of the Company, subject to successful negotiations of compensation arrangements with senior management relating to their contribution of business associated with PDS. Pursuant thereto, the Board proposes to amend Article One of its Amended and Restated Articles of Incorporation as follows: "The name of the corporation is: Payment Data Systems, Inc."

Recommendation of the Board of Directors

The Board of Directors of the Company believes that the proposed change of the name of the Company to Payment Data Systems, Inc. is in the best interests of the Company and its stockholders. Accordingly, the Board recommends a vote FOR the approval of the proposed name change.

                                   PROPOSAL 4
            RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

The Board of Directors of the Company, upon recommendation of its Audit Committee, appointed Ernst & Young LLP as independent auditors to examine the Company's consolidated financial statements for the fiscal year ending December 31, 2003 and to render other professional services as required.

The Company is submitting the appointment of Ernst & Young LLP to stockholders to obtain your ratification. Representatives of Ernst & Young LLP will be present at the Special Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to questions.

Recommendation of the Board of Directors

The Board of Directors of the Company believes that ratification of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended December 31, 2003 is in the best interests of the Company and its stockholders. Accordingly, the Board recommends a vote FOR the ratification of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended December 31, 2003.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of the Company's Common Stock must report their initial ownership of the Common Stock, and any changes in that ownership, to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports. Based solely on its review of copies of the reports filed with the Securities and Exchange Commission and written representations of its directors and executive officers, the Company believes all persons subject to reporting timely filed the required reports in 2002.

                                   MANAGEMENT

Executive Officers

The following table sets forth, for each executive officer of the Company, such person's name, age and position with the Company and its principal subsidiaries. Each such executive officer serves at the pleasure of the Board of Directors.

--------------------------------------------------------------------------------------------
     Name                                   Position                                 Age
--------------------------------------------------------------------------------------------
Michael R. Long            Chairman and CEO                                           58
Louis A. Hoch              President and COO                                          37
Terri A. Hunter            Executive Vice President and CFO                           40
Anthony L. Diamond         Senior Vice President and CMO                              43
Marshall N. Millard        Secretary, Senior Vice President and General Counsel       41

Description of Executive Officers

Michael R. Long. See biography of Mr. Long on page 9.

Louis A. Hoch. See biography of Mr. Hoch on page 8.

Terri A. Hunter. See biography of Ms. Hunter on page 9.

Anthony L. Diamond. Age 43. Senior Vice President and Chief Marketing Officer. Mr. Diamond joined the Company in June 2000. He brought to Billserv, Inc. over 17 years of sales and marketing leadership from varied industries. Throughout his career, he has specialized in assessing corporate challenges, creating high performance operations and successfully launching new products. In 1995, upon leaving Azrock Industries as its Director of Marketing, Mr. Diamond founded Diamond, Werkenthien & Associates, a sales and marketing consulting firm with domestic and international clients. In June 1998, he sold his interest and joined a client company, Paris Technologies as Vice President of Marketing, where he built the channel strategy and introduced a new database technology to mid-size businesses throughout North America, Europe and Australia. In September 1999, Mr. Diamond became Vice President, Sales and Marketing at FAS, Inc., a leading provider of monitoring and Internet-based reporting on construction lending projects to major lenders nationwide. Mr. Diamond holds a degree in Advertising from the University of Texas at Austin.

Marshall N. Millard. Age 41. Senior Vice President, General Counsel. Mr. Millard joined the Company in November 1998. He has more than fifteen years of experience providing legal counsel to publicly and privately held companies. From 1993 to 1998, he held corporate counsel positions at U.S. Long Distance, Inc. and its spin-off company, Billing Concepts, Inc. He is licensed to practice law in the Supreme Court and all lower courts in the State of Texas, the federal court for the Western District of Texas, and the Fifth Circuit Court of Appeals.

Compensation of Executive Officers

The following table sets forth the compensation earned during each of the years ended December 31, 2002, 2001 and 2000 to the Company's chief executive officer and each other executive officer of the Company (the "named executive officers").

                                                -------------------------------------------------------------
                                                                                 Long Term         All Other
                                                Annual Compensation (1)     Compensation Awards  Compensation
-------------------------------------------------------------------------------------------------------------
                                                                                      Securities
                                                                          Restricted  Underlying
  Name and Principal Position           Year     Salary ($)  Bonus ($)     Stock ($)  Options (#)     ($)(2)
-------------------------------------------------------------------------------------------------------------
Michael R. Long ......................  2002      $190,000      --            --       340,000      $ 11,130
     Chairman and CEO                   2001      $190,000      --            --       325,000      $ 11,074
                                        2000      $188,046      --            --       165,000      $ 11,275

Louis A. Hoch ........................  2002      $175,000      --            --       340,000      $  1,950
     President and COO                  2001      $175,000      --            --       250,000      $  1,596
                                        2000      $164,231      --            --        90,000      $    513

Terri A. Hunter ......................  2002      $145,000      --            --       350,000      $  1,560
     Executive Vice President           2001      $145,000      --            --       150,000      $  1,368
     and CFO                            2000      $ 94,885      --            --       125,000      $    223

Anthony L. Diamond ...................  2002      $145,000      --            --       275,000      $  1,885
     Senior Vice President              2001      $145,000      --            --       100,000      $  1,653
     and CMO                            2000      $ 60,367      --            --       125,000      $    193

Marshall N. Millard ..................  2002      $120,000      --            --       130,000      $  1,560
     Secretary, Senior Vice             2001      $120,000      --            --        30,000      $  1,368
     President and General Counsel      2000      $113,846      --            --        50,000      $    356

(1) Each of the named executives has entered into employment agreements expiring on December 31, 2003, which provide for annual salary and bonuses at the discretion of the Board of Directors, as well as health benefits. Ms. Hunter and Mr. Diamond joined the Company in April 2000 and June 2000, respectively. In 2003, each of the named officers is to receive salary compensation as follows: Mr. Long, $190,000; Mr. Hoch, $175,000; Mr. Diamond, $145,000; Ms. Hunter, $145,000; and Mr. Millard, $120,000.

(2)   Reflects premiums paid for term life insurance coverage.

Option Grants

The following table provides information regarding the grant of stock options during fiscal year 2002 to the named executive officers.

                                                                                                Potential Realizable
                                                                                                        Value
                                    Number      % of Total                                        at Assumed Annual
                                      of         Options          Exercise                          Rates of Stock
                                  Securities    Granted to           Or                        Price Appreciation for
                                  Underlying   Employees in         Base                            Option Term (1)
                                   Options        Fiscal            Price      Expiration      -----------------------
     Name                          Granted         2002           ($/Share)       Date           5% ($)       10% ($)
     ----                          -------         ----           ---------       ----           ------       -------
Michael R. Long                     15,000          0.6%            0.26         12/13/12            --          $498
                                   325,000         12.4%            0.18         12/31/12       $16,162       $36,790
Louis A. Hoch                       15,000          0.6%            0.26         12/13/12            --          $498
                                   325,000         12.4%            0.18         12/31/12       $16,162       $36,790
Terri A. Hunter                     75,000          2.9%            0.26         12/13/12            --        $2,490
                                   275,000         10.5%            0.18         12/31/12       $13,676       $31,130
Anthony L. Diamond                  75,000          2.9%            0.26         12/13/12            --        $2,490
                                   200,000          7.6%            0.18         12/31/12        $9,946       $22,640
Marshall N. Millard                 30,000          1.1%            0.26         12/13/12            --          $996
                                   100,000          3.8%            0.18         12/31/12        $4,973       $11,320

(1) The potential realizable value is calculated based on the term of the option and is calculated by assuming that the fair market value of common stock on the date of the grant as determined by the Board appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and the common stock received therefore is sold on the last day of the term of the option for the appreciated price. The 5% and 10% rates of appreciation are derived from the rules of the SEC and do not reflect our estimate of future stock price appreciation. The actual value realized may be greater or less than the potential realizable values set forth in the table.

Option Exercises and Year-End Values

The following table sets forth certain information with respect to the exercise of options during the year ended December 31, 2002 by the named executive officers and the value of unexercised options held by the named executive officers as of December 31, 2002.

                            Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
                           ------------------------------------------------------------------------------------
                              Shares                                                  Value of Unexercised
                             Acquired     Value        Number of Unexercised        In-the-Money Options at
                           On Exercise   Realized  Options at Fiscal Year-End (#)   Fiscal Year-End ($) (1)
---------------------------------------------------------------------------------------------------------------
           Name                (#)         ($)      Exercisable    Unexercisable   Exercisable  Unexercisable
---------------------------------------------------------------------------------------------------------------
Michael R. Long                --          --        308,335          606,665           0             0
Louis A. Hoch                  --          --        233,334          531,666           0             0
Terri A. Hunter                --          --         83,334          466,666           0             0
Anthony L. Diamond             --          --         66,668          358,332           0             0
Marshall N. Millard            --          --         63,335          156,665           0             0

(1)   Calculated using the year-end per share price of $0.18.

Employment Contracts and Change in Control Arrangement

The Company has entered into employment agreements with its five executive officers. These agreements expired December 31, 2002, but automatically renewed for successive 1-year terms. The employment agreements provide for an annual salary, bonuses at the discretion of the Board of Directors, and health benefits. In 2003, each of the named officers are to receive salary compensation as follows: Mr. Long, $190,000; Mr. Hoch, $175,000; Ms. Hunter, $145,000; Mr.
Diamond, $145,000; and Mr. Millard, $120,000. Since November 2002, the aforementioned officers (less Mr. Diamond and Mr. Millard) have deferred their salary compensation in the following amounts: Mr. Long, $62,115; Mr. Hoch, $20,192; and Ms. Hunter, $22,308.

The Company's agreements with its executive officers provide for change in control protection for each executive. The Company may terminate any such agreement not later than thirty (30) days after a change of control. In such event, the executive would be entitled to deferred compensation. Deferred compensation is calculated as the greater of (A) the base salary payments the executive would have received had his or her employment continued for the remaining term of the agreement (including yearly increases calculated at the maximum increase for the prior two years); or (B) an amount equal to 2.95 times the highest annual compensation earned by the executive in the past two years. In addition, the executive would be entitled to all of the benefits otherwise provided in the agreement (such as automobile expenses) during a certain period of time defined in the agreement as the greater of the remaining term of the agreement or one year. The executive may also be entitled to an amount equal to the pro rata portion of the bonus compensation for the year in which the executive's employment is terminated determined on the basis of the number of days elapsed in such year prior to such termination. Upon termination of employment, each employee is prohibited from competing with the Company for a period of two (2) years. Mr. Long and Mr. Hoch will waive their rights to any deferred compensation discussed in this paragraph in the event the stockholders approve the Asset Purchase Transaction.

                             STOCK PERFORMANCE GRAPH
                               [GRAPHIC OMITTED]

    [The following was represented as a line chart in the printed material.]

--------------------------------------------------------------------------------
                    BASE         1999         2000        2001         2002
--------------------------------------------------------------------------------
Billserv, Inc.       100          282          93          39            6
--------------------------------------------------------------------------------
NASDAQ Composite     100          186         113          89           61
--------------------------------------------------------------------------------
NASDAQ Computer      100          205         114          86           55
--------------------------------------------------------------------------------

                   SPECIAL MEETING ADVANCE NOTICE REQUIREMENTS

A stockholder may recommend a nominee to become a Director of the Company by giving the Chief Executive Officer of the Company (at the address set forth above) a written notice setting forth certain information, including: (1) the name, age, and business and residence addresses of the person intended to be nominated, (2) a representation that the nominating stockholder is in fact a holder of record of Common Stock of the Company entitled to vote at the meeting and that he or she intends to be present at the meeting to nominate the person specified, (3) a description of all arrangements between the nominating stockholder, the nominee and other persons concerning the nomination, (4) any other information about the nominee that must be disclosed in proxy solicitations under Rule 14(a) of the Securities Exchange Act of 1934, and (5) the nominee's written consent to serve, if elected. Such nominations must be made pursuant to the same advance notice requirements for stockholder proposals.

The Company's 2004 Annual Meeting of Stockholders is currently scheduled for May 2004. Copies of the Company's Bylaws are available upon written request made to the Chief Executive Officer of the Company at the above address. The requirements described above do not supersede the requirements or conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's proxy materials for a meeting of stockholders. The Chairman of the meeting may refuse to bring before a meeting any business not brought in compliance with applicable law and the Company's Bylaws.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

General

The accounting firm of Ernst & Young LLP has acted as independent accountants to audit the financial statements of the Company and its consolidated subsidiaries since 1998. Representatives of Ernst & Young LLP are expected to be present at the Special Meeting and be available to respond to appropriate questions. Such representatives will have the opportunity to make a statement if they desire to do so.

Audit Fees

Ernst & Young LLP billed the Company a total of $88,320 for professional services in connection with the audit of the 2002 financial statements.

Financial Information Review Fees

Ernst & Young LLP billed the Company $4,000 during 2002 for professional services in connection with the review and evaluation of financial information systems and related controls for purposes of obtaining a SAS 70 certification.

All other Fees

Ernst & Young LLP billed the Company a total of $8,500 for other services rendered during 2002. Substantially all of these fees related to tax planning and tax return preparation services. The Audit Committee of the Board does not consider the provision of the services described above by Ernst & Young LLP to be incompatible with the maintenance of Ernst & Young LLP's independence.

                              FINANCIAL STATEMENTS

The Company's audited financial statements for the fiscal year ended December 31, 2002 and Management's Discussion and Analysis of Financial Condition and Results of Operations are incorporated herein by reference to the Company's 2002 Annual Report on Form 10-K as filed with the Securities and Exchange Commission, which is being mailed to stockholders with this Proxy Statement.

                            PROPOSALS BY STOCKHOLDERS

In accordance with rules established by the Securities Exchange Commission, any stockholder proposal submitted pursuant to Rule 14a-8 intended for inclusion in the proxy statement and form of proxy for next year's Annual Meeting of Stockholders must be received by the Company no later than December 31, 2003. Proposals should be submitted to Michael R. Long, the Company's Chief Executive Officer, at 211 North Loop 1604 East, Suite 200, San Antonio, Texas 78232. To be included in the proxy statement, the proposal must comply with the requirements as to form and substance established by the Securities Exchange Commission and must be a proper subject for stockholder action under Nevada law.

                                  OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any business that will be presented for consideration at the Special Meeting other than that specified herein and in the Notice of Special Meeting of Stockholders. If other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

                                  SOLICITATION

The Company has retained the services of Georgeson Shareholder Communications to aid the Company in the solicitation of Proxies from shareholders via telephonic communications and other reasonable means. In addition to the solicitation of Proxies by the use of the mails, certain officers and associates (who will receive no compensation therefor in addition to their regular salaries) may be used to solicit Proxies personally and by telephone or fax. Further, banks, brokers and other custodians, nominees and fiduciaries will be requested to forward copies of the Proxy materials to their principals and to request authority for the execution of Proxies. The Company will reimburse such persons for their expenses in so doing. Fees and expenses to be incurred by the Company in this connection are estimated not to exceed $20,000. The total expense of this solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation materials. This Proxy Statement and the accompanying form of Proxy are being mailed to stockholders on or about June 19, 2003.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER OF THE COMPANY WHOSE PROXY IS SOLICITED BY THIS PROXY STATEMENT, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON ADDRESSED TO MR. MICHAEL R. LONG, CHIEF EXECUTIVE OFFICER, BILLSERV, INC., 211 NORTH LOOP 1604 EAST, SUITE 200, SAN ANTONIO, TEXAS 78232. SUCH A REQUEST FROM A BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK MUST CONTAIN A GOOD FAITH REPRESENTATION BY SUCH PERSON THAT, AS OF THE RECORD DATE, HE OR SHE WAS A BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK.

Please SIGN and RETURN the enclosed Proxy promptly.

By Order of the Board of Directors:

MICHAEL R. LONG
Chief Executive Officer

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                                  APPENDIX "A"

================================================================================

                            ASSET PURCHASE AGREEMENT

                                     between

                                   Saro, Inc.,
                             a Delaware corporation

                                       and

                                 Billserv, Inc.,
                              a Nevada corporation

                         -------------------------------

                            Dated as of May __, 2003
                         -------------------------------

================================================================================

                            ASSET PURCHASE AGREEMENT

      THIS ASSET PURCHASE AGREEMENT (this "Agreement") is entered into as of ___________ ___, 2003 by and among Saro, Inc., a Delaware corporation, or its designee ("Purchaser") and Billserv, Inc., a Nevada corporation ("Seller").

                                    RECITALS

      A. Seller is engaged in the business of providing electronic bill presentment and payment solutions (excluding the Excluded Assets, as defined below, the "Business"); and Purchaser is interested in purchasing, and Seller is interested in selling, the Business; and

      B. The parties hereto desire that Seller sell, assign, transfer and convey to Purchaser, and that Purchaser purchase from Seller, the Assets (as defined below) in exchange for cash and assumption of the Assumed Liabilities (as defined below), all according to the terms and subject to the conditions set forth in this Agreement (the "Transaction").

      NOW, THEREFORE, in consideration of the representations, warranties and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      As used in this Agreement, the following terms shall have the meanings set forth or referenced below:

      1.1 "Accounts Receivable" shall mean the accounts receivable or amounts owing or payable to Seller in connection with or relating to the business of the Seller, as determined in accordance with GAAP. All such Accounts Receivable, including an aging report, are set forth on Schedule A. Such Schedule A shall be updated two (2) days prior to the Closing as it relates to Acquired Accounts Receivable (as defined below).

      1.2 "Acquisition Proposal" shall mean any offer, proposal, inquiry or indication of interest (other than an offer, proposal, inquiry or indication of interest by Purchaser) contemplating or otherwise relating to any Acquisition.

      1.3 "Acquisition" shall mean any transaction or series of transactions involving:

            (a) any merger, consolidation, share exchange, business combination, issuance of securities, Acquisition of securities, tender offer, exchange offer or other similar transaction

(i) in which the Seller is a constituent corporation, (ii) in which a Person or "group" (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than 20% of the outstanding securities of any class of voting securities of Seller, or (iii) in which Seller issues securities representing more than 20% of the outstanding securities of any class of voting securities of Seller;

            (b) any sale, lease, exchange, transfer, license, acquisition or disposition of any business or businesses or assets that constitute or account for 10% or more of the consolidated net revenues, net income or assets of Seller; or

            (c) any liquidation or dissolution of Seller.

      1.4 "Affiliate" shall mean a Person that directly or indirectly, through one or more intermediaries, is controlled by, or is under common control with another Person.

      1.5 "Ancillary Agreements" shall have the meaning set forth in Section 4.3 hereof.

      1.6 "Assets" shall have the meaning set forth in Section 2.2 hereof.

      1.7 "Assumed Contracts" shall mean only those Contracts listed on Schedule B, as such schedule may be updated through the Closing Date to include Contracts entered into in the ordinary course of business and subject to review and approval of Purchaser.

      1.8 "Assumed Liabilities" shall have the meaning set forth in Section 2.4 hereof.

      1.9 "Business" shall have the meaning set forth in Recital A.

      1.10 "Business Financial Statements" shall have the meaning set forth in
Section 4.9(a).

      1.11 "Business Records" shall mean any and all books, records, files, drawings, documentation, data or information that have been or now are used in or with respect to, in connection with or otherwise relating to the Business, the Assets or the Assumed Liabilities.

      1.12 "Cash Payment" shall have the meaning set forth in Section 2.6(a) hereof.

      1.13 "Closing" shall have the meaning set forth in Section 3.1 hereof.

      1.14 "Closing Date" shall have the meaning set forth in Section 3.1 hereof.

      1.15 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      1.16 "Confidentiality Agreement" shall mean the mutual letter of intent, dated April 14, 2003 by and between Purchaser and Seller.

      1.17 "Contracts" shall mean any agreement, contract, lease, consensual obligation, promise or undertaking (whether written or oral and whether express or implied), whether or not legally binding, which relates to the Business or the Assets.

      1.18 "Encumbrances" shall mean any and all restrictions on or conditions to transfer or assignment, claims, liabilities, liens, pledges, mortgages, restrictions, and encumbrances of any kind, whether accrued, absolute, contingent or otherwise affecting the Assets.

      1.19 "Equipment Leases" shall mean leases related to any of the Tangible Assets.

      1.20 "Excluded Assets" shall mean certain assets of Seller as defined in
Section 2.3 hereof.

      1.21 "Excluded Liabilities" shall have the meaning set forth in Section
2.5 hereof.

      1.22 "GAAP" shall mean generally accepted accounting principles, as in effect in the United States from time to time, as supplemented by Regulation S-X as promulgated by the United States Securities and Exchange Commission, as in effect from time to time, consistently applied.

      1.23 "Governmental Entity" shall mean any court, or any federal, state, municipal, provincial or other governmental authority, department, commission, board, service, agency, political subdivision or other instrumentality.

      1.24 "Handling" or "Handled" shall mean used, generated, manufactured, processed, contained, transferred, recycled, stored, treated, loaded, transported, removed or Released.

      1.25 "Indemnifiable Losses" shall have the meaning set forth in Section 12.2(a) hereof.

      1.26 "Purchase Price" shall have the meaning set forth in Section 2.6(a) hereof.

      1.27 "Intangibles" shall mean guarantees, rights, warranties, defenses and claims, choses in action, causes of action, demands, rights of recovery, suits, covenants not to compete and other rights in favor of Seller relating to the Assets, the Assumed Liabilities or the Business.

      1.28 "Knowledge" or "Known" shall mean the current actual Knowledge, after reasonable inquiry, of any of the officers, directors or employees of a Person.

      1.29 "Laws or Decrees" shall mean all applicable federal, state, provincial and local laws, ordinances, rules, statutes, regulations and all orders, writs, injunctions, awards, judgments or decrees.

      1.30 "Liability" shall mean any direct or indirect liability, indebtedness, obligation, guarantee or endorsement, whether known or unknown, whether accrued or unaccrued, whether absolute or contingent, whether due or to become due, or whether liquidated or unliquidated.

      1.31 "Losses" shall mean any loss, demand, action, cause of action, assessment, damage, Liability, cost or expense, including without limitation, interest, penalties and reasonable attorneys' and other professional fees and expenses incurred in the investigation, prosecution, defense or settlement thereof, but excluding special or consequential damages (including without limitation loss of profits or revenues) related to any such loss, demand, action, cause of action, assessment, damage, liability, cost or expense, other than special or consequential damages actually awarded to a third party and paid or payable to such third party by a party hereto.

      1.32 "Material Adverse Change" shall mean any material adverse change in the Business, operations, properties, Assets, Intellectual Property, financial condition, Assumed Liabilities, results of operations or prospects, whether or not occurring in the ordinary course of business.

      1.33 "Material Adverse Effect" shall mean any material adverse effect on the Business, operations, properties, the Assets, financial condition, the Assumed Liabilities, results of operations or prospects, whether or not occurring in the ordinary course of business.

      1.34 "Permits" shall mean any and all licenses, permits, authorizations, certificates, franchises, variances, waivers, consents and other approvals from any Governmental Entity relating to the Business, the Assets or the Assumed Liabilities.

      1.35 "Permitted Encumbrances" shall mean (a) liens for current taxes which are not past due, and (b) recorded easements, covenants, rights-of-way or other similar restrictions and imperfections of record on title to real property.

      1.36 "Person" shall mean an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a Governmental Entity.

      1.37 "Prepaid Expenses" shall mean all prepaid expenses, advances, deposits, and rights to volume and other rebates due from suppliers, as well as performance bonds, including those listed on Schedule C.

      1.38 "Required Seller Stockholder Vote" shall have the meaning set forth in Section 4.3.

      1.39 "Proxy Statement" shall mean the proxy statement/prospectus to be sent to Seller's stockholders in connection with the Seller Stockholder's Meeting.

      1.40 "Seller Board Recommendation" shall have the meaning set forth in
Section 6.8(b).

      1.41 "Seller SEC Documents" shall have the meaning set forth in Section 4.10(c).

      1.42 "Seller Stockholders Meeting" shall have the meaning set forth in
Section 6.8(a).

      1.43 "Seller Triggering Event" shall be deemed to have occurred if, except as permitted in Section 6.6: (i) the board of directors of Seller shall have failed to recommend that Seller's stockholders vote to approve this Agreement, or shall have withdrawn or modified in a manner adverse to Purchaser, as reasonably determined by Purchaser, the Seller Board Recommendation (as defined above), or shall have taken any other action which is reasonably determined by Purchaser to suggest that the Board of Directors of Seller might not support the Acquisition or might not believe that the Acquisition is in the best interests of Seller's stockholders; (ii) Seller shall have failed to include in the Proxy Statement the Seller Board Recommendation or a statement to the effect that the board of directors of Seller has determined and believes that the Acquisition is in the best interests of Seller's stockholders; (iii) the board of directors of Seller fails to reaffirm the Seller Board Recommendation, or fails to reaffirm its determination that the Acquisition is in the best interests of Seller's stockholders, within five business days after Purchaser requests in writing that such recommendation or determination be reaffirmed; (iv) the board of directors of Seller shall have approved, endorsed or recommended any Acquisition Proposal;
(v) Seller shall have entered into any letter of intent or similar document or any Contract relating to any Acquisition Proposal; (vi) Seller shall have failed to hold the Seller Stockholders' Meeting as promptly as practicable; (vii) a tender or exchange offer relating to securities of Seller shall have been commenced and Seller shall not have sent to its securityholders, within ten business days after the commencement of such tender or exchange offer, a statement disclosing that Seller recommends rejection of such tender or exchange offer; (viii) an Acquisition Proposal is publicly announced, and Seller fails to issue a press release announcing its opposition to such Acquisition Proposal within ten business days after such Acquisition Proposal is announced.

      1.44 "Software Programs" shall mean software programs, including any available (a) source code (in all forms), object code, program descriptions, databases, interfaces, modifications, updates, previous versions, and (b) documentation relating to the foregoing, and (c) disks, tapes and other tangible embodiments of the foregoing.

      1.45 "Superior Proposal" shall mean an unsolicited, bona fide written offer made by a third party to purchase the outstanding Seller common stock or the Assets and Assumed Liabilities of the Business on terms that the board of directors of Seller determines, in its reasonable judgment, based upon a written opinion of an independent financial advisor of nationally recognized reputation, to be more favorable to the Seller's stockholders than the terms of this Agreement; provided, however, that any such offer shall not be deemed to be a "Superior Proposal" if any financing required to consummate the transaction contemplated by such offer is not committed and is not reasonably capable of being obtained by such third party.

      1.46 "Tangible Assets" shall mean all tangible assets, equipment and other fixed assets, including all computer hardware, service tools, aids, manuals, schematics, diagnostics, machinery and office furnishings, owned, employed or held for use in the conduct of the Business, including the Tangible Assets listed on Schedule D, but excluding the Excluded Assets.

      1.47 "Tax" shall mean any federal, provincial, territorial, local, or foreign income, profits, gross receipts, capital gains taxes, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, business license, occupation, value added, goods and service, alternative or add-on minimum, estimated, or other tax or governmental charge of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not, relating to the Assets or the Business.

      1.48 "Tax Return" shall mean any return, declaration, report, estimates, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, covering or relating to the Assets or the Business.

      1.49 "Transaction" shall have the meaning set forth in Recital B.

      1.50 "Unrecorded Liabilities" shall mean liabilities of the Business unrecorded on the Business Financial Statements and determined by Purchaser and Seller to be payable in connection with the Business, including the licensee fees due for Software Programs used in the Business, as set forth on Schedule E, as such schedule may be updated through Closing.

                                   ARTICLE II

                          PURCHASE AND SALE OF ASSETS;
                            ASSUMPTION OF LIABILITIES

      2.1 Purchase and Sale of Assets and Assumption of Assumed Liabilities.

            (a) Upon the terms and subject to the conditions set forth in this Agreement, effective as of the Closing Date:

                  (i) Seller agrees to sell, assign, transfer, convey and deliver to Purchaser, and Purchaser agrees to purchase from Seller, all of Seller's right, title and interest in and to the Assets, free and clear of all Encumbrances except Permitted Encumbrances;

                  (ii) Seller agrees to assign to Purchaser, and Purchaser agrees to assume from Seller, the Assumed Liabilities; and

                  (iii) Seller agrees to assign to Purchaser, and Purchaser shall assume from Seller, all of Seller's rights and obligations under the Assumed Contracts. Notwithstanding any provision to the contrary in this Agreement, Seller has disclosed to Purchaser, pursuant to Schedule DD herein, all Assumed Contracts not assignable by Seller as of the date of this Agreement. Seller agrees to update Schedule DD five (5) days before Closing or as otherwise agreed to by the parties. The non-assignment of any of the Assumed Contracts listed in Schedule DD shall not entitle Purchaser to the Termination Fee (as described below).

            (b) In connection with the Transaction, on the Closing Date, Seller shall take (and shall cause its Affiliates to take) any and all actions required, necessary, and/or reasonably requested by Purchaser, to transfer good and marketable title to all of the Assets free and clear of all Encumbrances (except Permitted Encumbrances) to Purchaser. Seller shall deliver possession of all of the Assets to Purchaser on the Closing Date at the location of the Assets on the Closing Date. Seller shall further deliver to Purchaser proper assignments, bills of sale, conveyances and other instruments of sale and/or transfer in forms reasonably satisfactory to Purchaser in order to convey to Purchaser good and marketable title to all Assets, free and clear of all Encumbrances (except Permitted Encumbrances), as well as such other instruments of sale and/or transfer as counsel to Purchaser may reasonably request (whether at or after the Closing Date) to evidence and effect the Transaction contemplated herein. Seller agrees that, to the extent any Assets are owned or held by any Affiliate of Seller, as set forth on Schedule F, Seller shall also cause good and marketable title to such Assets to be transferred and assigned to Purchaser free and clear of all Encumbrances (except Permitted Encumbrances) on the Closing Date.

      2.2 Assets As used in this Agreement, the term "Assets" means, collectively, all right, title and interest in and to all of the assets, properties, rights and claims owned or employed or held for use in the conduct of the Business and otherwise owned or licensed by the Seller as of the date hereof, including the following, but excluding the Excluded Assets:

            (a) Business. The Business as a going concern, including without limitation, all of its goodwill;

            (b) Inventory. All inventory;

            (c) Assumed Contracts. All rights and benefits of Seller in existence on the Closing Date or arising from and after the Closing Date under the Assumed Contracts;

            (d) Intellectual Property. All Intellectual Property (as defined below) owned, employed in or held for use in the Business;

            (e) Tangible Assets. All Tangible Assets;

            (f) Business Records. All Business Records;

            (g) Prepaid Expenses. All Prepaid Expenses;

            (h) Permits. All Permits to the extent transferable by Seller;

            (i) Accounts Receivable. Those certain Accounts Receivable of the Business for which the right to payment attaches on or after the Closing Date including those for services to be performed after the Closing Date although each party shall have the right to receive payment for work that it has performed or performs (the "Acquired Accounts Receivable");

            (j) Intangibles. All Intangibles;

            (m) Telephone and Fax Numbers; Websites. Except as provided in Schedule G, the telephone and fax numbers and websites set forth on Schedule G, along with the InterNIC registrations thereof, and all rights to listings or keyword associations in any Internet search engines or directories associated with the domain names, and all web pages created or acquired prior to and existing as of the date hereof associated with, or located at or under, such websites, including support files and related materials, information and data, text, photographs, graphics, HTML or similar code, software (including source code), applets, scripts, programs, databases, templates, forms, image maps, documentation, site content, audio files, video files, log files, customer data, user data, advertising data and materials, any content, manuscripts, graphics, photographs, editorial materials, art work, files, illustrations, works in progress, computer files, compact discs, banner ads, buttons, trade secrets, copyrights, literary rights, rights to license and distribute the copyrights and literary rights, know-how, look and feel, and all other intellectual property rights therein, articles and other materials.

            (n) Stock Ownership: All of Seller's stock ownership in Billserv Australia PTY Limited ("Billserv Australia"), subject to the pre-emption rights of Salmat Document Management Solutions PTY Limited ("Salmat") and other related terms in the Shareholder Agreement of Billserv Australia by and between Salmat and Seller (formerly, billserv.com, Inc.) dated May 8, 2001 (the "Salmat JV Agreement"). Seller agrees to pay Purchaser, for a period of eighteen (18) months (the "JV Supplemental Payment Term") beginning on the JV Supplement Payment Start Date (as defined below), $10,000.00 per month as a supplement to Purchaser for assuming all of Seller's Liabilities with respect to Billserv Australia (the "JV Supplement Payment"); provided, however, that the JV Supplement Payment will be reduced pro rata by $5,000.00 for every customer contract obtained by Billserv Australia subsequent to the date of this Agreement until the JV Supplement Payment is $0.00 (all of which is termed the "JV Supplement Payment Obligation"). The first JV Supplement Payment will accrue in the first month after Closing and be due and owing on the later of: 1) September 30, 2003 or ninety (90) days following the Closing Date ("JV Supplement Payment Start Date"). In the event Seller obtains the right of Purchaser to receive one hundred percent (100%) of the developmental revenue of Billserv Australia associated with developmental fees earned from Billserv Australia customers whether now existing or existing in the future (instead of the fifty percent (50%) of such developmental revenues associated with Seller's stock ownership in Billserv Australia), Seller will earn a dollar-for-dollar credit on one-half of such developmental revenues earned during the JV Supplemental Payment Term (the "Developmental Revenue Credit"), which will be applied to the potential $60,000 in total JV Supplemental Payments due Purchaser from Seller ("Potential $60,000 Payment"), if any, during months 13 through 18 of the JV Supplemental Payment Term (the "Last 6 Months of the JV Term"). The Developmental Revenue Credit will not exceed $60,000.00. If any JV Supplemental Payments are necessary during the Last 6 Months of the JV Term, then, if at any time during the Last 6 Months of the JV Term, the Developmental Revenue Credit equals or exceeds $60,000, or if at the end of the Last 6 Months of the JV Term, the Developmental Revenue Credit plus the sum of any JV Supplemental Payments made to Purchaser during the Last 6 Months of the JV Term exceeds $60,000, Purchaser will return to Seller not later than 10 days after such date, via wire transfer, the total of any JV Supplemental Payments that when aggregated with the Developmental Revenue Credit exceed $60,000. Seller assumes the JV Supplement Payment Obligation hereunder only if and to the extent that Salmat does not otherwise agree with Purchaser to assume the JV Supplement Payment Obligation. Unless otherwise agreed to between the parties, in the event title to Seller's stock ownership in Billserv Australia does not pass to Purchaser at Closing, Seller and Purchaser will negotiate a mutually agreeable earn-out provision whereby Seller is compensated based upon the financial performance of the Business over a period not to exceed one-year from a point at or reasonably after the Closing, which earn-out payment will not exceed $600,000.00 in total.

      2.3 Excluded Assets. Notwithstanding anything herein to the contrary, Seller shall retain all of its right, title and interest in and to, and Purchaser shall not acquire 1) any interest of Seller in the stock ownership of Bills.Com, Inc., a Delaware corporation, and 2) any assets which are specifically identified on Schedule H (the "Excluded Assets").

      2.4 Assumption of Liabilities

            (a) Subject to and upon the terms and conditions of this Agreement, effective as of the Closing Date, Purchaser agrees to assume from Seller and to pay, perform and discharge according to their terms only the following Liabilities of Seller (the "Assumed Liabilities"):

                  (i) Liabilities arising from and after the Closing Date under the Assumed Contracts other than Liabilities arising from any tort, breach, infringement or violation of law by Seller that occurred (or arose from facts occurring) prior to the Closing Date.

            (b) Nothing herein shall be deemed to deprive Purchaser or any Affiliate of Purchaser of any defenses, set-offs or counterclaims which Seller may have had or which Purchaser or any Affiliate of Purchaser shall have (to the extent relating to the Assumed Liabilities) to any of the Assumed Liabilities (the "Defenses and Claims"). Effective as of the Closing, Seller agrees to assign, transfer and convey to Purchaser all Defenses and Claims and agrees to cooperate with Purchaser to maintain, secure, perfect and enforce such Defenses and Claims.

      2.5 Liabilities Not Assumed Except as expressly set forth in Section 2.4 above, Purchaser shall not assume or become liable or obligated in any way, and Seller shall retain and remain solely liable for and obligated to discharge and indemnify and hold Purchaser harmless for, all debts, expenses, accounts payable, contracts, agreements, commitments, obligations, claims, suits and other liabilities of Seller of any nature whatsoever, whether or not related to the Business or the Assets, whether known or unknown, accrued or not accrued, fixed or contingent, current or arising hereafter, including, without limitation, any of the following (collectively referred to herein as "Excluded Liabilities"):

            (i) Any Liability arising out of or as a result of any legal or equitable action or judicial or administrative proceeding initiated at any time to the extent arising out of facts occurring prior to the Closing Date;

            (ii) Any liability of the Seller for unpaid Taxes (with respect to the Business, the Assets, or Seller's employees or otherwise), any liability of the Seller for Taxes arising in connection with the consummation of the Acquisition (including any income Taxes) arising because the Seller is transferring the Assets or any liability of the Seller for the unpaid Taxes of any Person other than the Seller, or a transferee or successor of Seller, by contract or otherwise;

            (iii) Any liabilities related to or arising from any breach or default by Seller or its Affiliates, whether before or after the Closing Date, of any Contract or related to or arising from any tort, infringement or violation of Laws or Decrees by Seller, in each case to the extent occurring or arising from facts occurring on or prior to the Closing Date;

            (iv) Any liability of Seller or any of Seller's Affiliates incurred in connection with or under this Agreement (including, without limitation, with respect to any of Seller's or its Affiliates' representations, warranties, agreements, covenants or indemnities hereunder) relating to the execution or performance of this Agreement and the transactions contemplated herein;

            (v) Any Liability of Seller under any of Seller's Employee Plans with respect to any obligation of Seller to contribute or to make payments to or provide benefits on behalf of Seller's employees;

            (vi) Any fees or expenses incurred by Seller or any of Seller's Affiliates or hereunder with respect to Seller's or any of its Affiliates' engagement of its counsel, or any investment banker, appraiser or accounting firm engaged to perform services hereunder; (vii) any outstanding obligations of Seller for borrowed money due and owing to banks or other lenders, other than obligations under the Assumed Contracts to the extent assumed; or

            (viii) any Liability of Seller not related to the Business including the Liabilities set forth on Schedule I.

      2.6 Purchase Price. The aggregate consideration for the Business and the Assets shall be $4,800,000 (the "Purchase Price"), plus the assumption of the Assumed Liabilities. At Closing, Purchaser shall pay Seller $ 4,050,000 less the escrow amount of $105,000 (the "Cash Payment"). The Cash Payment shall be paid to Seller in the following manner: 1) that portion of the Cash Payment necessary to satisfy the Material Unsecured Creditors (as defined in Section 6.11) will be delivered via wire transfer to LJT (as defined in Section 6.11), 2) that portion of the Cash Payment necessary to satisfy the Secured Creditors (as defined in Section 9.3(d)) will be delivered via wire transfer to LJT (as defined in
Section 9.3(d), and 3) the remainder of the Cash Payment will be delivered to Seller via wire transfer. At Closing, Purchaser shall issue Seller a note (the "JV Note") for the remaining $600,000 (the "JV Purchase Price"). The JV Note will be a non-interest bearing, one-year note, which is fully secured by the Assets (the "JV Security Agreement"). Pursuant to the JV Note, the JV Purchase Price will be payable to Seller via wire transfer in four equal quarterly installments of $150,000 each (the "JV Quarterly Payments"), with the first JV Quarterly Payment due at Closing.

            (a) Earnout. In addition to the Purchase Price, Seller may earn an additional payment from Purchaser of $150,000 (the "Earnout") based on Gross Revenues (as defined by GAAP) associated with the Business calculated for a one
(1) year period, beginning the first day of the first full month following Closing ("Annual Period"). If at the end of the Annual Period, the aggregate of Gross Revenues for the total of the twelve months in the Annual Period are equal to or exceed $5,000,000 then the Earnout shall be $150,000. If Seller earns the Earnout, Purchaser shall make the Earnout available to Seller via wire transfer within ten (10) business days following the end of the Annual Period. Not more than once during each six (6) month period of the Annual Period, Seller retains the right to audit Purchaser's books and records related to the Business and reasonably after such period if there is a dispute between the parties related to the Earnout. Seller will select the auditor subject to Purchaser's approval, which approval will not be unreasonably withheld. In the event, however, that the Business is sold by Purchaser or materially changes during the Annual Period, Seller will be entitled to the Earnout, via wire transfer as stated above, within fifteen days of such sale or material change.

      2.7 Allocation. Seller and Purchaser shall cooperate in the preparation of a joint schedule (the "Allocation Schedule") allocating the purchase price (including the Assumed Liabilities) among the Assets. If Seller and Purchaser are able to agree upon the Allocation Schedule within 30 days following the Closing Date, Seller shall file IRS Form 8594, and all federal, state, local and foreign tax returns, in accordance with the Allocation Schedule. If Purchaser and Seller are unable to complete the Allocation Schedule within 30 days following the Closing Date, each of Seller and Purchaser may file IRS Form 8594 and any federal, state, local and foreign tax returns, allocating the aggregate consideration (including the Assumed Liabilities) among the Assets in the manner each believes appropriate, provided such allocation is reasonable and in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

                                   ARTICLE III

                                   THE CLOSING

      3.1 The Closing. The consummation of the Acquisition will take place at a closing to be held at the offices of Seller (the "Closing") on the date five (5) business days after all conditions (other than the respective delivery obligations of the parties) hereto have been satisfied or waived, or at such other time or date as may be agreed to by the parties to this Agreement (the "Closing Date").

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF SELLER

      Except as otherwise set forth in the Schedules provided to Purchaser under this Article IV, the following representations and warranties are made by Seller as set forth below:

      4.1 Organization. Seller is a corporation duly organized, validly existing and in good standing under the laws of Nevada and any other jurisdictions in which it is qualified to do business as a foreign corporation, with full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use. Seller is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, except in states which the failure to qualify, in the aggregate, would not have a Material Adverse Effect.

      4.2 Subsidiaries. Other than as set forth in Schedule K, Seller owns no equity interest, directly or indirectly, in any corporation, partnership, limited liability company, joint venture, business, trust or other entity, whether or not incorporated.

      4.3 Authorization. This Agreement and each instrument, agreement and document contemplated to be entered into by Seller hereunder (collectively, the "Ancillary Agreements") to which Seller is or will be a party have been, or upon their execution and delivery hereunder will have been, duly and validly executed and delivered by Seller, constitute, or will constitute, valid and binding agreements of Seller enforceable against Seller in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles or the exercise of judicial discretion in accordance with such principles. Seller has all requisite power and authority to execute and deliver this Agreement and, at the time of the Closing, will have all requisite power and authority to carry out the transactions contemplated in this Agreement and the Ancillary Agreements to which it is or will be a party. All requisite corporate action on the part of Seller has been taken to authorize the execution and delivery of this

Agreement and the Ancillary Agreements to which Seller is or will be a party subject only to the approval of the Transaction and this Agreement by Seller's stockholders as contemplated by Section 6.8. The affirmative vote of the holders of a majority of the shares of Seller's Common Stock outstanding on the record date for the stockholders meeting called pursuant to Section 6.8 (the "Required Seller Stockholder Vote") is the only vote of the holders of any of Seller's capital stock necessary under Nevada Law to approve this Agreement and the transactions contemplated hereby. A majority of the Board of Directors of Seller has (i) approved this Agreement and the Transaction, (ii) determined that in its opinion the Transaction and this Agreement is in the best interests of the stockholders of Seller and is on terms that are fair to such stockholders and
(iii) recommended that the stockholders of Seller approve this Agreement.

      4.4 No Conflicts; Consents. The execution and the delivery of this Agreement and the Ancillary Agreements to which Seller is or will be a party by Seller, do not, and the consummation of the transactions contemplated herein and therein and compliance with the provisions hereof and thereof will not, conflict with, result in a breach of, constitute a default (with or without notice or lapse of time, or both) under or violation of, or result in the creation of any lien, charge or Encumbrance on any of the Assets pursuant to, (a) any provision of the Certificate of Incorporation or Bylaws of Seller, (b) any Law or Decree or (c) any provision of any agreement, instrument or understanding to which Seller is a party or by which Seller or any of its properties or assets is bound or affected, nor will such actions give to any other Person or entity any interests or rights of any kind, including rights of termination, acceleration or cancellation, in or with respect to the Business, any of the Assets, the Assumed Liabilities or the Assumed Contracts. Except as set forth in the immediately preceding sentence, no consent of any third party or any Governmental Entity is required to be obtained on the part of Seller to permit the consummation of the transactions contemplated in this Agreement or the Ancillary Agreements to which Seller is or will be a party.

      4.5 Title to Assets and Sufficiency of Assets. Seller owns good and marketable title to all of the Assets, free and clear of all Encumbrances except for Permitted Encumbrances. At the Closing, Seller will sell, convey, assign, transfer and deliver to Purchaser good, valid and marketable title and all Seller's respective right and interest in and to all of the Assets, free and clear of any Encumbrances, except for Permitted Encumbrances. The Assets (a) constitute all of the assets, tangible and intangible, of any nature whatsoever, necessary to operate the Business in the manner presently and historically operated by Seller and (b) include all of the operating assets of Seller relating to the Business.

      4.6 Tangible Assets. Schedule D sets forth a complete and accurate list of the tangible assets used in the Business, which description identifies, to the extent available, original Acquisition date and cost of such items. Except as set forth in Schedule L, each Tangible Asset is, and as of the Closing Date will be, in good operating condition and good repair, ordinary wear and tear excepted, will be free from all defect and damage, and are usable in the ordinary course of business. Schedule D also sets forth by category the location of the Tangible Assets as of the Closing Date.

      4.7 Description of Leased Real Property. Schedule M contains a correct legal description, street address and tax parcel identification number of all tracts, parcels and subdivided lots in which Seller has a leasehold interest and an accurate description (by location, name of lessor, date of Lease and term expiry date) of all real property leases.

      4.8 Litigation and Claims. There are no claims, actions, suits, proceedings or, to Seller's Knowledge, investigations, pending before any Governmental Entity, or to Seller's Knowledge, threatened or reasonably expected, against Seller (a) relating to the Business, the Assets, the Assumed Liabilities or the Intellectual Property, (b) which questions or challenges the validity of this Agreement or any of the Ancillary Agreements to which either Seller is or will be a party, or any of the transactions contemplated herein or therein or (c) which might be reasonably expected to have a Material Adverse Effect. Seller is not a party to or subject to any decree, order or arbitration award (or agreement entered into in any administrative, judicial or arbitration proceeding with any Governmental Entity) with respect to or affecting the Business, or any of the Assets, the Assumed Liabilities or the Intellectual Property.

      4.9 Compliance with Laws and Regulations; Governmental Licenses, Etc. Seller is in compliance with all applicable Laws or Decrees with respect to or affecting the Business or the Assets, the Assumed Liabilities or the Intellectual Property, including, without limitation, Laws or Decrees relating to anticompetitive or unfair pricing or trade practices, false advertising, consumer protection, export or import controls, government contracting, occupational health and safety, equal employment opportunities, fair employment practices, and sex, race, religious and age discrimination, except for such failure to comply as which would not result in a Material Adverse Effect. Seller is not subject to any order, injunction or decree issued by any Governmental Entity which could impair the ability of Seller to consummate the transactions contemplated herein or which could adversely affect Purchaser's conduct of the Business or its use and enjoyment of the Assets or the Intellectual Property from and after the Closing Date. Seller possesses all Permits which are required in order for Seller to operate the Business as presently conducted, and is in compliance with all such Permits. Schedule N to this Agreement contains a complete list of such Permits held by Seller relating to the Business, the date of expiration and whether each such Permit is transferable. Neither the sale and transfer of the Assets pursuant to this Agreement, nor Purchaser's possession and use thereof from and after the Closing Date because of such sale and transfer will: (a) violate any law pertaining to bulk sales or transfers or to the effectiveness of bulk sales or transfers as against creditors of Seller or
(b) result in the imposition of any liability upon Purchaser for appraisal rights or other liability owing to any shareholder of Seller.

      4.10 Financial Statements, SEC Reports.

            (a) Seller has delivered to Purchaser copies of Seller's audited balance sheets pertaining to the Business as of December 31, 2002 and statements of income and cash flows pertaining to the Business for the years then ended (collectively, the "Business Financial Statements"). The Business Financial Statements have been prepared in accordance with GAAP, and present fairly the financial position of the Business as of their respective dates and the results of operations and changes in financial position of the Business for the periods indicated.

            (b) There is no debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected or reserved against in the Business Financial Statements except for those that have been incurred after 2002, which were incurred in the ordinary course of business. The Business Financial Statements have been prepared in accordance with GAAP and reflect all costs and expenses incurred in the operation of the Business as of the date thereon. The Business Financial Statements reflect and will reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such financial statements.

            (c) Seller has made available to Purchaser or its counsel through EDGAR a true and complete copy of each statement, report, registration statement (with the prospectus in the form filed pursuant to Rule 424(b) of the Securities
Act), definitive proxy statement, and other filing filed with the SEC by Seller since January 1, 1999, and, within two (2) days of filing, Seller will have made available to Purchaser or its counsel through EDGAR true and complete copies of any additional documents filed with the SEC by Seller prior to the Closing Date (collectively, the "Seller SEC Documents"). In addition, Seller has made available to Purchaser all exhibits to the Seller SEC Documents filed prior to the date hereof which are (i) requested by Purchaser and (ii) are not available in complete form through EDGAR ("Requested Confidential Exhibits") and will promptly make available to Purchaser all Requested Confidential Exhibits to any additional Seller SEC Documents filed prior to the Closing Date. All documents required to be filed as exhibits to the Seller SEC Documents have been so filed, and all material contracts so filed as exhibits are in full force and effect, except those which have expired in accordance with their terms, and neither Seller nor any of its subsidiaries is in default thereunder. As of their respective filing dates, none of the Seller SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed Seller SEC Document prior to the date hereof. The financial statements of Seller, including the notes thereto, included in the Seller SEC Documents (the "Seller Financial Statements"), complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates, and have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout the periods indicated and consistent with each other (except as may be indicated in the notes thereto or, in the case of unaudited statements included in Quarterly Reports on Form 10-Qs, as permitted by Form 10-Q of the SEC). The Seller Financial Statements fairly present the consolidated financial condition and operating results of Seller and its subsidiaries at the dates and during the periods indicated therein (subject, in the case of unaudited statements, to normal, recurring year-end adjustments). There has been no change in Seller accounting policies since January 1, 1999, except as described in the notes to the Seller Financial Statements.

            (d) Seller has delivered to Purchaser copies of Seller's unaudited balance sheets pertaining to the Business as of end of the first calendar quarter of 2003 and statements of income and cash flows pertaining to the Business for such quarter (collectively, the "Quarterly Financial Statements"). The Quarterly Financial Statements have been prepared in accordance with GAAP, and present fairly the financial position of the Business as of their respective dates and the results of operations and changes in financial position of the Business for the periods indicated, except to the extent that the unaudited Quarterly Financial Statements do not contain all footnotes and other information required by GAAP.

      4.11 Absence of Certain Changes or Events. Since April 1, 2003, Seller has conducted the Business in the ordinary and usual course consistent with past practices and, without limiting the generality of the foregoing, has not:

            (a) suffered any Material Adverse Change;

            (b) suffered any damage, destruction or loss, whether or not covered by insurance, having a Material Adverse Change;

            (c) effected any acquisition, sale or transfer of any material asset of Seller or any of its subsidiaries other than in the ordinary course of business and consistent with past practice;

            (d) effected any change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by Seller or any revaluation by Seller of any of its or any of its subsidiaries' assets;

            (e) declared, set aside, or paid a dividend or other distribution with respect to the shares of Seller or directly or indirectly redeemed, purchased or otherwise acquired any of its shares of capital stock, or paid any fee or other amounts for services or otherwise to any Person, other than to Employees, owning more than 1% of the outstanding voting securities of the Seller;

            (f) entered into any Contract, other than in the ordinary course of business or amended or terminated, or defaulted, any material Contract to which Seller is a party or by which it is bound;

            (g) granted any increase in the compensation payable or to become payable by Seller to any Seller employees employed in the Business, except those occurring in the ordinary course of business, consistent with Seller's past practices;

            (h) granted any exclusive license with respect the Intellectual Property;

            (i) incurred any Liabilities relating to the Business except in the ordinary course of business and consistent with past practice;

            (j) permitted or allowed any of the Assets to be subjected to any Encumbrance of any kind (other than a Permitted Encumbrance) other than in the ordinary course of business consistent with past practices;

            (k) waived any rights under or terminated any Contract relating to the Business;

            (l) with respect to the Business or the Assumed Contracts incurred any contingent liability as guarantor or otherwise with respect to the obligations of others other than in the ordinary course, consistent with past practices; or

            (m) agreed to take any action described in this Section 4.11 or outside of its ordinary course of business or which would constitute a breach of any of the representations or warranties of Seller contained in this Agreement.

      4.12 Intellectual Property.

            (a) For purposes of this Agreement, "Intellectual Property" means:

                  (i) all issued patents, reissued or reexamined patents, revivals of patents, utility models, certificates of invention, registrations of patents and extensions thereof, regardless of country or formal name (collectively, "Issued Patents");

                  (ii) all published or unpublished nonprovisional and provisional patent applications, reexamination proceedings, invention disclosures and records of invention (collectively "Patent Applications" and, with the Issued Patents, the "Patents");

                  (iii) all copyrights, copyrightable works, semiconductor topography and mask work rights, including all rights of authorship, use, publication, reproduction, distribution, performance transformation, moral rights and rights of ownership of copyrightable works, semiconductor topography works and mask works, and all rights to register and obtain renewals and extensions of registrations, together with all other interests accruing by reason of international copyright, semiconductor topography and mask work conventions (collectively, "Copyrights");

                  (iv) trademarks, registered trademarks, applications for registration of trademarks, service marks, registered service marks, applications for registration of service marks, trade names, registered trade names and applications for registrations of trade names (collectively, "Trademarks");

                  (v) all technology, ideas, inventions, designs, proprietary information, manufacturing and operating specifications, know-how, formulae, trade secrets, technical data, computer programs, hardware, software and processes; and

                  (vi) all other intangible assets, properties and rights (whether or not appropriate steps have been taken to protect, under applicable law, such other intangible assets, properties or rights).

            (b) Except as set forth in Schedule O, Seller and its subsidiaries own and have good and marketable title to, or possess legally enforceable and transferable rights to use, all Intellectual Property used or currently proposed to be used in the Business as currently conducted or as proposed to be conducted by Seller and its subsidiaries. The Intellectual Property owned by and licensed to Seller collectively constitute all of the Intellectual Property necessary to enable Seller to conduct the Business as the Business is currently being, and has historically been, conducted. No current or former officer, director, stockholder, employee, consultant or independent contractor of Seller has any right, claim or interest in or with respect to any Intellectual Property used in the Business. Seller has not entered into any work-for-hire agreements with employees or contractors, except as set forth in Schedule P. There is no unauthorized use, disclosure or misappropriation of any Intellectual Property used in the Business by any employee or, to Seller's knowledge, former employee of Seller or any of its subsidiaries or, to Seller's knowledge, by any other third party. There are no royalties, fees or other payments payable by Seller to any Person under any written or oral contract or understanding by reason of the ownership, use, sale or disposition of Intellectual Property used in the Business.

            (c) With respect to each item of Intellectual Property used in the Business (except "off the shelf" or other software widely available through regular commercial distribution channels at a cost not exceeding $7,500 on standard terms and conditions, as modified for Seller's operations) ("Seller Intellectual Property") Schedule Q lists all Patents and Patent Applications and all registered Trademarks, and trademark applications and all registered Copyrights, including the jurisdictions in which each such Intellectual Property has been issued or registered or in which any such application for such issuance and registration has been filed.

            (d) Schedule R contains an accurate list as of the date of this Agreement of all licenses, sublicenses and other agreements to which Seller or its Subsidiaries are a party and pursuant to which Seller or its Subsidiaries are authorized to use any Intellectual Property owned by any third party, excluding "off the shelf" or other software at a cost not exceeding $7,500 and widely available through regular commercial distribution channels on standard terms and conditions ("Third Party Intellectual Property").

            (e) There is no unauthorized use, disclosure, infringement or misappropriation of any Seller Intellectual Property, including any Third Party Intellectual Property by any third party, including any employee or former employee of Seller or any of its subsidiaries. Neither Seller nor any of its subsidiaries has entered into any agreement to indemnify any other person against any charge of infringement of any Intellectual Property. There are no royalties, fees or other payments payable by Seller to any Person by reason of the ownership, use, sale or disposition of Intellectual Property.

            (f) Seller is not in breach of any license, sublicense or other agreement relating to the Seller Intellectual Property or Third Party Intellectual Property. Neither the execution, delivery or performance of this Agreement or any ancillary agreement contemplated hereby nor the consummation of the Acquisition will contravene, conflict with or result in an infringement on the Purchaser's right to own or use any Seller Intellectual Property, including any Third Party Intellectual Property.

            (g) All Patents, registered Trademarks, registered service marks and registered Copyrights held by Seller are valid and subsisting. All maintenance and annual fees have been fully paid and all fees paid during prosecution and after issuance of any patent comprising or relating to such item have been paid in the correct entity status amounts. Seller is not infringing, misappropriating or making unlawful use of, or received any notice or other communication (in writing or otherwise) of any actual, alleged, possible or potential infringement, misappropriation or unlawful use of any proprietary asset owned or used by any third party. There is no proceeding pending or threatened to the knowledge of Seller, nor has any claim or demand been made, which challenges the legality, validity, enforceability or ownership of any item of Seller Intellectual Property or Third Party Intellectual Property or alleges a claim of infringement of any Patents, Trademarks, service marks, Copyrights or violation of any trade secret or other proprietary right of any third party. Seller has not brought a proceeding alleging infringement of Seller Intellectual Property or breach of any license or agreement involving Intellectual Property against any third party.

            (h) All current officers of Seller have executed and delivered to Seller an agreement (containing no exceptions or exclusions from the scope of its coverage) regarding the protection of proprietary information and the assignment to Seller of any Intellectual Property arising from services performed for Seller by such persons, the form of which has been supplied to Purchaser. To Seller's knowledge, no employee or independent contractor of Seller is in violation of any term of any patent disclosure agreement or employment contract or any other contract or agreement relating to the relationship of any such employee or independent contractor with Seller. No current or former officer, director, stockholder, employee, consultant or independent contractor has any right, claim or interest in or with respect to any Seller Intellectual Property.

            (i) Seller has taken all commercially reasonable and customary measures and precautions necessary to protect and maintain the confidentiality of all Seller Intellectual Property (except such Seller Intellectual Property whose value would be unimpaired by public disclosure) and otherwise to maintain and protect the full value of all Intellectual Property it owns or uses. All use, disclosure or appropriation of Intellectual Property not otherwise protected by patents, patent applications or copyright ("Confidential Information"), owned by Seller and provided to a third party, has been pursuant to the terms of a written agreement between Seller and such third party. All use, disclosure or appropriation of Confidential Information not owned by Seller has been pursuant to the terms of a written agreement between Seller and the owner of such Confidential Information, or is otherwise lawful.

            (j) No product liability claims have been communicated in writing to or, to Seller's knowledge, threatened against Seller.

            (k) A complete list of Seller's proprietary software ("Seller Software"), together with a brief description of each, is set forth in Schedule
S. Seller Software conforms in all material respects with any specification, documentation, performance standard, representation or statement provided with respect thereto by or on behalf of Seller.

            (l) Seller is not subject to any proceeding or outstanding decree, order, judgment, or stipulation restricting in any manner the use, transfer, or licensing thereof by Seller, or which may affect the validity, use or enforceability of such Seller Intellectual Property. Seller is not subject to any agreement which restricts in any material respect the use, transfer, or licensing by Seller of the Seller Intellectual Property.

      4.13 Contracts and Arrangements.

            (a) Schedule B hereto contains a true and accurate list of all Contracts, pursuant to which Seller enjoys any right or benefit or undertakes any obligation related to the Business, the Intellectual Property, the Assumed Liabilities or the Assets. Except for the Contracts, Seller is not a party to or otherwise bound by the terms of any contract, agreement or obligation, written or oral, affecting the Business, the Assets, Intellectual Property, or the Assumed Liabilities. Each of the Assumed Contracts is (assuming due authorization and execution by the other party or parties hereto) valid, binding and in full force and effect and enforceable by Seller in accordance with its terms, except as enforcement may be limited by general equitable principles and the exercise of judicial discretion in accordance with such principles. Neither Seller, nor, to Seller's Knowledge, any other party, is in default under any Assumed Contract, and there are no existing disputes or claims of default relating thereto, or any facts or conditions Known to Seller which, if continued, will result in a default or claim of default thereunder, which default could reasonably be expected to have a Material Adverse Effect. No Assumed Contract contains any liquidated damages, penalty or similar provision. There is no Assumed Contract which Seller can reasonably foresee will result in any material loss upon the performance thereof by Purchaser from and after the Closing Date. To Seller's Knowledge, no party to any Contract has notified Seller that it intends to cancel, withdraw, modify or amend such Contract. Except as set forth on Schedule T, there are no renegotiations of, attempts to renegotiate or outstanding rights to renegotiate any material amounts paid or payable to Seller under Assumed Contracts with any Person having the contractual or statutory right to demand or require such renegotiation and no such Person has made written demand for such renegotiation. Except as set forth on Schedule U attached hereto, no consents are necessary for the effective assignment to and assumption by Purchaser of any of the Assumed Contracts.

            (b) Other than as set forth on Schedule V, to Seller's Knowledge, there are no unresolved claims between Seller and any of the principal licensors, vendors, suppliers, distributors, representatives or customers of the Business, no event which could reasonably be expected to result in (i) a material breach of an Assumed Contract, (ii) a request for a material accommodation or concession in connection with the sale of services, distributors, representatives or customers or (iii) a significant impairment of the relationships of any Business with its principal licensors, vendors, suppliers, distributors, representatives, or customers and none of such persons has advised Seller of its intention to cease doing business with Seller or with the Purchaser following the Closing Date, whether as a result of the transactions contemplated hereunder or otherwise.

            (c) Each accepted and unfilled order entered into by Seller for the provisions of services by Seller, and each agreement, contract or commitment for the purchase of supplies included in the Contracts was made in the ordinary course of the Business.

      4.14 Insurance. Seller has delivered to Purchaser (i) accurate and complete copies of all policies of insurance (and correspondence relating to coverage thereunder) to which Seller is a party or under which Seller is or has been covered at any time since, a list of which is included in Schedule W. Schedule W describes all obligations of Seller to provide insurance coverage to third parties (for example, under leases or service agreements) and identifies the policy under which such coverage is provided. Seller maintains insurance policies relating to the Business providing the coverages described on Schedule
W. All of such policies are in full force and effect, and Seller is not in default with respect to any material provision of any of such policies. There is no material claim pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. Seller has not received notice from any issuer of any such policies of its intention to cancel, terminate or refuse to renew any policy issued by it. All of such policies of insurance to which Seller is a party or that provide coverage to Seller: (A) are valid, outstanding and enforceable; (B) are issued by an insurer that is financially sound and reputable; and (C) are sufficient for compliance with all Laws or Decrease and Contracts.

      4.15 Brokers. Except for Stifel, Nicolaus & Co., whose fees, as set forth on Schedule X, are to be paid by Seller, Seller has not incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payments in connection with this Agreement or the transactions contemplated herein.

      4.16 Accounts Receivable. Schedule Y sets forth all Acquired Accounts Receivable, with a corresponding aging report. Subject to any reserves set forth in the Business Financial Statements, the Acquired Accounts Receivable shown on the Business Financial Statements are valid and genuine, have arisen solely out of bona fide sales and deliveries of goods, performance of services, and other business transactions in the ordinary course of business consistent with past practices in each case with persons other than Affiliates, are not subject to any prior assignment, lien or security interest and are not subject to valid defenses, set-offs or counter claims, except as set forth in Schedule Y. The Acquired Accounts Receivable will be collected in accordance with their terms at their recorded amounts, subject only to the reserve for doubtful accounts set forth on the Business Financial Statements.

      4.17 Warranties and Service Payment Obligations. Schedule Z sets forth (a) copies of all forms of warranties or warranty agreements or service level agreements or obligations now in effect with respect to any of the services provided, or to be provided, by Seller in connection therewith, (b) a complete and accurate list of all agreements pursuant to which Seller is obligated to provide warranty services or support services or service level services, and (c) a complete and accurate list of all other agreements of Seller which are either included in the Assumed Contracts or relate to any services, and pursuant to which Seller is obligated to make any other accommodation for such purchaser or distributor, including, without limitation, any warranties or service level agreements. All services have been, or are being, made pursuant to foregoing warranties or service level agreements set forth in Schedule Z, or the terms of a Contract set forth in Schedule Z, and no other warranty, express or implied, has been made or extended by Seller with respect to the services provided by Seller in relation thereto.

      4.18 Business Records. The Business Records to be delivered to Purchaser are complete, true and accurate in all material respects and accurately reflect all actions and transactions referred to in such Business Records.

      4.19 Taxes. As used in this Agreement, the terms "Tax" and, collectively, "Taxes" mean any and all federal, state and local taxes of any country, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, stamp transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

            (a) Seller has prepared and timely filed all returns, estimates, information statements, and reports required to be filed with any taxing authority ("Returns") relating to any and all Taxes concerning or attributable to Seller or its operations with respect to Taxes for any period ending on or before the Closing Date and such Returns are true and correct in all material respects and have been completed in accordance with applicable law, except for any extensions described on Schedule AA.

            (b) Seller, as of the Closing Date: (i) will have paid all Taxes shown to be payable on such Returns covered by Section 4.17 and (ii) will have withheld with respect to its employees all Taxes required to be withheld.

            (c) There is no Tax deficiency outstanding or assessed or, to Seller's knowledge, proposed against Seller that is not reflected as a liability on the Seller Balance Sheet nor has Seller executed any agreements or waivers extending any statute of limitations on or extending the period for the assessment or collection of any Tax.

            (d) Seller is not a party to any tax-sharing agreement or similar arrangement with any other party, and Seller has not assumed to pay any Tax obligations of, or with respect to any transaction relating to, any other person or agreed to indemnify any other person with respect to any Tax.

            (e) Seller's Returns have never been audited by a government or taxing authority, nor is any such audit in process or pending, and Seller has not been notified of any request for such an audit or other examination.

            (f) Seller has never been a member of an affiliated group of corporations filing a consolidated federal income tax return.

            (g) Seller has made available to Purchaser copies of all Returns filed for all periods since January 1, 2000.

      4.20 Compliance With Laws. Each of Seller and its subsidiaries has complied with, is not in violation of and has not received any notices of violation with respect to, any federal state, local or foreign statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, except for such violations or failures to comply as do not and could not be reasonably expected to have a Material Adverse Effect.

      4.21 Solvency. Seller represents that based on the Business Financial Statements and Quarterly Financial Statements provided to Purchaser, excluding any and all contingent, disputed, and unliquidated liabilities of Seller, Seller is not now insolvent and will not be rendered insolvent by any of the transactions contemplated herein. As used in this section, "insolvent" means the sum of Seller's debts and other liabilities, excluding any and all contingent, disputed, and unliquidated liabilities of Seller, exceeds the fair value of Seller's assets.

      4.22 Employee Claims. There are no liabilities, claims, actions, suits, proceedings or, to Seller's Knowledge, investigations, pending before any Governmental Entity, or to Seller's Knowledge, threatened or reasonably expected, against Seller relating to or rising out of the employment of any current or past employee of Seller, except as set forth in Schedule GG.

      4.23 Accuracy of Material Facts; Copies of Materials. No representation, warranty or covenant of Seller contained in this Agreement or in any certificate, schedule or exhibit delivered pursuant to this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein and therein, taken as a whole, not misleading in light of the circumstances under which such statements were made. Seller has delivered to Purchaser complete and accurate copies of each contract, agreement, license, lease and similar document (or, if oral, summaries of same) referred to in any schedule hereto or included in the Assets or the Assumed Contracts, or the Assumed Liabilities.

                                    ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

      Except as otherwise set forth in the Purchaser Disclosure Schedule provided to Seller, a copy of which is attached as Schedule BB, Purchaser hereby represents and warrants to Seller that:

      5.1 Organization and Good Standing. Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to carry on its businesses as now conducted. Purchaser is duly qualified or licensed to do business as a foreign corporation in each state of the United States in which it is required to be so qualified or licensed except in such states in which failure to be so qualified or licensed would not have a material adverse effect on Purchaser.

      5.2 Power, Authorization and Validity. Purchaser has the right, power, legal capacity and authority to enter into and perform its respective obligations under this Agreement and the other Ancillary Agreements to which it is or will be a party. The execution and delivery of this Agreement and the other Ancillary Agreements to which Purchaser is or will be a party have been duly and validly approved and authorized by the board of directors of Purchaser. No authorization or approval, corporate, governmental or otherwise, is necessary in order to enable Purchaser to enter into and to perform the terms of this Agreement or the other Ancillary Agreements on its part to be performed, except for (i) filings under applicable securities laws, and (ii) the termination of any waiting period under any other applicable Law or Decree. This Agreement is and the other Ancillary Agreements, when executed and delivered by Purchaser shall be, the valid and binding obligation of Purchaser, enforceable in accordance with their respective terms, subject to (i) laws of general application relating to bankruptcy, insolvency, and the relief of debtors and
(ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

      5.3 No Violation of Existing Agreements. Neither the execution and delivery of this Agreement or any of the Ancillary Agreements to which Purchaser is or will be a party, nor the consummation of the transactions contemplated herein or therein will conflict with, or result in a material breach or violation of, or constitute a default (with or without notice, lapse of time or both) or give any party any right to terminate, accelerate or cancel any provision of Purchaser's respective charter documents as currently in effect, any material instrument, contract or understanding to which Purchaser is a party or by which Purchaser is bound, or by which Purchaser or any of their respective properties are bound, or any federal, state or local judgment, writ, decree, order, statute, rule or regulation applicable to Purchaser. Neither the execution and delivery of this Agreement (or any of the Ancillary Agreements to which Purchaser is or will be a party), nor the consummation of the transactions contemplated herein or therein, will have a material adverse effect on the respective operations, assets, or financial condition of Purchaser.

      5.4 Compliance With Other Instruments and Laws. Purchaser is not in violation of (a) any provisions of its respective charter documents as currently in effect or (b) any applicable Law or Decree in any material respect.

      5.5 Litigation. There is no suit, action, proceeding, claim or, to Purchaser's Knowledge, investigation, pending or, to Purchaser's Knowledge, threatened against Purchaser before any Governmental Entity which questions or challenges the validity of this Agreement (or any of the Ancillary Agreements to which Purchaser is or will be a party), or any of the transactions contemplated herein or therein.

      5.6 Brokers. Purchaser has not incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with the purchase of the Assets.

      5.7 Disclosure. No representation, warranty or covenant of Purchaser contained in this Agreement or in any certificate, schedule or exhibit to this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein and therein, taken as a whole, not misleading in light of the circumstances in which such statements were made.

                                   ARTICLE VI

                         PRE-CLOSING COVENANTS OF SELLER

      6.1 Advice of Changes. Seller will promptly notify Purchaser in writing of
(a) any event occurring subsequent to the date of this Agreement that would render any representation or warranty of Seller contained in this Agreement, if made on or as of the date of that event or the Closing Date, untrue or inaccurate in any material respect and (b) any Material Adverse Change.

      6.2 Conduct of Business. During the period on and from the date of this Agreement through and including the Closing Date, Seller will conduct the Business in the ordinary course consistent with past practices, protect and preserve the Assets and the Intellectual Property, and maintain and preserve intact Seller's relationships with its consultants, independent contractors, licensors, suppliers, vendors, representatives, distributors and other customers and all others with whom it deals, all in accordance with the ordinary course of business. Further, Seller shall confer with Purchaser prior to implementing operational decisions of a material nature. During the period on and from the date of this Agreement through and including the Closing Date, Seller will not without the prior written consent of Purchaser:

            (a) mortgage, pledge, subject to a lien, or grant a security interest in, or suffer to exist or otherwise encumber, any of the Assets;

            (b) sell, dispose of or license any of the Assets to any Person, except inventory in the ordinary course of business consistent with past practices;

            (c) fail to maintain the Tangible Assets in good working condition and repair according to the standards it has maintained up to the date of this Agreement, subject only to ordinary wear and tear;

            (d) except as set forth on Schedule CC, fail to pay and discharge any trade payables relating to the Assets or the Business, including all insurance, promptly as they become due;

            (e) enter into any agreement or arrangement to pay any bonus, increased salary, or special remuneration to any Seller employee employed in the Business or consultant (other than amounts not in excess of normal payments made on a regular basis and amounts paid to Seller employees who, at the time of such agreement or arrangement, have not been extended an offer to become employees of Purchaser);

            (f) change accounting methods relating to or affecting the Assets, the Assumed Liabilities or the Business;

            (g) amend, terminate or waive any rights under any Contract, except in the ordinary course of the Business;

            (h) waive or release any right or claim relating to any Assets, except in the ordinary course of business consistent with past practices;

            (i) enter into any agreements or other obligations or commitments (excluding purchases of new materials) relating to the Business, except agreements or purchase orders (A) involving the payment by Seller, as applicable, of less than Ten Thousand Dollars ($10,000.00) individually, or Twenty Thousand Dollars ($20,000.00) in the aggregate, and (B) which are on commercially reasonable terms in the ordinary course of business, consistent with past practices of Seller with respect to the Business;

            (j) fail to comply in any material respect with any Law or Decree applicable to the Business;

            (k) take any action to terminate or modify, or permit the lapse of termination of, the present insurance policies and coverages of Seller relating to or applicable to Seller, the Business or the Assets;

            (l) incur, with respect to the Business or the Assets, any Liabilities other than Liabilities incurred in the ordinary course of business consistent with past practices;

            (m) pay any dividend or distribution on account the Seller's securities or otherwise pay any amount to any Person that owns more than 1% of the voting securities of Seller, except for the following payments made in the ordinary course of business for (1) salary, (2) reimbursements for ordinary and reasonable business expenses or (3) compensation due and payable under employment agreements disclosed to Purchaser;

            (n) fail to maintain all Business Records in the ordinary course of business; or

            (o) agree to do any of the things described in the preceding clauses of this Section 6.2.

      6.3 Access to Information. Until the Closing, Seller will allow Purchaser and its agents free access upon reasonable notice and during normal working hours to the Business Records and Facilities relating to the Assets, all aspects of the Business and its financial and legal affairs and the financial condition of the Seller. Until the Closing, Seller shall cause its respective accountants to cooperate with Purchaser and its agents in making available all financial information requested, including without limitation the right to examine all working papers pertaining to all Business Financial Statements prepared or audited by such accountants.

      6.4 Obtaining Necessary Consents and Addition of Purchaser as Party to Certain Contracts. All of the Assumed Contracts are assignable by Seller to Purchaser, except as set forth on Schedule DD. Seller shall use its reasonable commercial efforts to obtain any and all consents necessary for the effective assignment to and assumption by Purchaser of the Assumed Contracts, which consents are set forth on Schedule EE hereto. All such consents shall be in writing and executed counterparts thereof shall be delivered promptly to Purchaser, as applicable. Seller shall not agree to any modification of any Assumed Contract in the course of obtaining any such consent. To the extent permitted by applicable law, in the event consents to the assignment of such Assumed Contracts are not obtained by Seller as of the Closing, and Purchaser agrees to close the Acquisition, such Assumed Contracts shall be held, as and from the Closing Date, by Seller in trust for Purchaser, and the covenants and obligations thereunder shall be performed by Purchaser in Seller's respective name and all benefits and obligations existing thereunder shall be for Purchaser's account provided that such performance by Purchaser shall be contingent on the passing of all benefits of such Assumed Contracts to Purchaser. Seller shall take or cause to be taken such actions in its name or otherwise as Purchaser may reasonably request so as to provide Purchaser with the benefits of the Assumed Contracts and to effect collection of money or other consideration to become due and payable under the Assumed Contracts, and Seller shall promptly pay over to Purchaser all money or other consideration received by it in respect to all Assumed Contracts. The compliance of Seller with this provision shall not excuse Seller from any breach of the representations, warranties and covenants of Seller resulting from such non-assignment.

      6.5 Satisfaction of Conditions Precedent. Seller will use its reasonable commercial efforts to satisfy or cause to be satisfied all the conditions precedent to the Closing hereunder, and to cause the transactions contemplated herein to be consummated, and, without limiting the generality of the foregoing, to obtain all consents and authorizations of third parties and to make all filings with, and give all notices to, third parties, which may be necessary or reasonably required on its part in order to effect the transactions contemplated herein.

      6.6 No Solicitation

            (a) Seller shall not directly or indirectly, and shall not authorize or permit any Affiliate or any Representative of the Seller directly or indirectly to, (i) solicit, initiate, encourage, induce or facilitate the making, submission or announcement of any Acquisition Proposal or take any action that could reasonably be expected to lead to an Acquisition Proposal,
(ii) furnish any information regarding Seller to any Person in connection with or in response to an Acquisition Proposal or an inquiry or indication of interest that could lead to an Acquisition Proposal, (iii) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal, (iv) approve, endorse or recommend any Acquisition Proposal or (v) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition; provided, however, that prior to the adoption of this Agreement by the Required Seller Stockholder Vote, this Section 6.6(a) shall not prohibit Seller from furnishing nonpublic information regarding Seller to, or entering into discussions with, any Person in response to a Superior Proposal that is submitted to Seller by such Person (and not withdrawn) if (1) the board of directors of Seller concludes in good faith, after having taken into account the written advice of its outside legal counsel, that such action is required in order for the board of directors of Seller to comply with its fiduciary obligations to Seller's stockholders under applicable law, (2) at least two business days prior to furnishing any such nonpublic information to, or entering into discussions with, such Person, Seller gives Purchaser written notice of the identity of such Person and Seller's intention to furnish nonpublic information to, or enter into discussions with, such Person, and Seller receives from such Person an executed confidentiality agreement containing customary limitations on the use and disclosure of all nonpublic written and oral information furnished to such Person by or on behalf of Seller, and (3) at least two business days prior to furnishing any such nonpublic information to such Person, Seller furnishes such nonpublic information to Purchaser (to the extent such nonpublic information has not been previously furnished by Seller to Purchaser).

            (b) Seller shall promptly (and in no event later than 24 hours after receipt of any Acquisition Proposal, any inquiry or indication of interest that could lead to an Acquisition Proposal or any request for nonpublic information) advise Purchaser orally and in writing of any Acquisition Proposal, any inquiry or indication of interest that could lead to an Acquisition Proposal or any request for nonpublic information relating to Seller (including the identity of the Person making or submitting such Acquisition Proposal, inquiry, indication of interest or request, and the terms thereof) that is made or submitted by any Person prior to Closing. Seller shall keep Purchaser fully informed with respect to the status of any such Acquisition Proposal, inquiry, indication of interest or request and any modification or proposed modification thereto.

            (c) Seller shall immediately cease and cause to be terminated any existing discussions with any person that relate to any Acquisition Proposal, except to the extent permitted by Section 6.6(a) above.

      6.7 Proxy Statement. As promptly as practicable after the date of this Agreement, Seller shall diligently prepare and cause to be filed with the SEC the Proxy Statement. Seller shall use best efforts to cause the Proxy Statement to comply with the rules and regulations promulgated by the SEC and to respond promptly to any comments of the SEC or its staff. As promptly as practicable after receipt thereof, Seller shall provide Purchaser copies of all written comments and advise Purchaser of any oral comments with respect to the Proxy Statement received from the SEC's staff. Seller shall use best efforts to cause the Proxy Statement to be mailed to Seller's stockholders as promptly as practicable. Purchaser shall promptly furnish to Seller all information concerning Purchaser that may be required or reasonably requested in connection with any action contemplated by this Agreement. If any event relating to Seller occurs, or if Seller becomes aware of any information, that should be disclosed in an amendment or supplement to the Proxy Statement, then Seller shall promptly inform Purchaser thereof and shall file such amendment or supplement with the SEC and, if appropriate, mail such amendment or supplement to the stockholders of Seller. Seller shall cooperate and provide Purchaser with a reasonable opportunity to review and comment on the Proxy Statement and all proposed amendments and supplements to the Proxy Statement prior to filing the same with the SEC, and will provide Purchaser with a true and complete copy of all such filings made with the SEC.

      6.8 Stockholders' Meeting.

            (a) Seller shall duly take all action necessary under all applicable legal requirements to call, give notice of and hold a meeting of the holders of Seller Common Stock to vote on a proposal to approve this Agreement and the Acquisition (the "Seller Stockholders' Meeting"). The Seller Stockholders' Meeting shall be held (on a date selected by Seller in consultation with Purchaser) as promptly as practicable. Seller shall ensure that all proxies solicited in connection with Seller Stockholders' Meeting are solicited in compliance with all applicable legal requirements.

            (b) Subject to Section 6.7: (i) the Proxy Statement shall include a statement to the effect that a majority of the Board of Directors of Seller recommends that Seller's stockholders vote to approve this Agreement and the Acquisition at the Seller Stockholders' Meeting (the majority recommendation of Seller's board of directors that Seller's stockholders vote to adopt this Agreement being referred to as the "Seller Board Recommendation"); and (ii) the Seller Board Recommendation shall not be withdrawn or modified in a manner adverse to Purchaser, and no resolution by the board of directors of Seller or any committee thereof to withdraw or modify Seller Board Recommendation in a manner adverse to Purchaser shall be adopted or proposed.

            (c) Notwithstanding anything to the contrary contained in Section 6.8, at any time prior to the adoption of this Agreement by the Required Seller Stockholder Vote, the Seller

Board Recommendation may be withdrawn or modified in a manner adverse to Purchaser if: (i) a proposal to acquire (by merger or otherwise) all of the outstanding shares of Seller common stock or purchase of the Assets and Assumed Liabilities is made to Seller and is not withdrawn; (ii) Seller provides Purchaser with at least five business days prior notice of any meeting of Seller's board of directors at which such board of directors will consider and determine whether such offer is a Superior Proposal; (iii) Seller's board of directors determines in good faith (based upon a written opinion of an independent financial advisor of nationally recognized reputation) that such offer constitutes a Superior Proposal; and (iv) Seller's board of directors determines in good faith, after having taken into account the written advice of Seller's outside legal counsel, that, in light of such Superior Proposal, the withdrawal or modification of the Seller Board Recommendation is required in order for Seller's board of directors to comply with its fiduciary obligations to Seller's stockholders under applicable law.

            (d) Seller's obligation to call, give notice of and hold the Seller Stockholders' Meeting in accordance with Section 6.8 shall not be limited or otherwise affected by the commencement, disclosure, announcement or submission of any Superior Proposal or other Acquisition Proposal, or by any withdrawal or modification of the Seller Board Recommendation.

            (e) Notwithstanding anything to the contrary contained in this Agreement, if the Seller Board Recommendation shall be withdrawn or modified in a manner adverse to Purchaser, then, at the request of Purchaser:

                  (i) Seller shall call, give notice of and hold the Seller Stockholders' Meeting on a date and at a time and place determined by Purchaser;

                  (ii) Seller shall set a record date for persons entitled to notice of, and to vote at, the Seller Stockholders' Meeting on a date determined by Purchaser;

                  (iii) Seller shall cause its transfer agent to make a stockholder list and other stock transfer records relating to Seller available to Purchaser;

                  (iv) Seller shall render such other reasonable assistance to Purchaser in the solicitation of proxies by Purchaser in favor of the adoption of this Agreement as Purchaser shall request.

      6.9 Bulk Sales. Seller and Purchaser hereby waive compliance with applicable bulk transfer or similar laws, if any, and Seller hereby indemnifies and holds harmless Purchaser from any liabilities and obligations arising from claims made by third parties under applicable bulk transfer, fraudulent transfer law, or similar laws, if any, applicable to the transactions contemplated in this Agreement.

      6.10 Collection of Accounts Receivable. To the extent Seller receives any payment after the Closing Date from a customer on account of an Acquired Account Receivable, Seller shall hold such payment in trust for the benefit of Purchaser, promptly notify Purchaser and remit such funds to Purchaser.

      6.11 Satisfaction of Material and Other Unsecured Liabilities.

            (a) Upon execution of this Agreement, Seller will set forth in Schedule HH, a list of Seller's creditors holding the unsecured liabilities ("Material Unsecured Creditors"). Five (5) days before Closing, Seller will deliver to Purchaser an updated and then current list of the Material Unsecured Creditors. At Closing, Seller will obtain the discharge, whether by payment, release, compromise and settlement, or accord and satisfaction, ("Settlement") of those Material Unsecured Creditors holding the unsecured Liabilities set forth in Schedule HH (the "Material Unsecured Liabilities"). At Closing, that portion of the Cash Payment necessary for the Settlement of the Material Unsecured Liabilities ("MUL Payment") will be transferred by Purchaser to Loeffler Jonas & Tuggey LLP ("LJT"), counsel for Seller. At Closing, or reasonably thereafter, LJT will distribute to each of the Material Unsecured Creditors that portion of the MUL Payment required for Settlement as provided in
Schedule II (each a "Settlement Payment"). Each Settlement Payment will be made according to the payment method provided to LJT by the applicable Material Unsecured Creditor.

            (b) At Closing, or reasonably thereafter, Seller will obtain the Settlement of those creditors of Seller ("Other Unsecured Creditors") holding the unsecured Liabilities set forth in Schedule II (the "Other Unsecured Liabilities"). Seller agrees to update Schedule II Five (5) days before Closing to accurately reflect the Settlement of the Other Unsecured Liabilities at Closing.

      6.12 Notice to Vendors. Purchaser shall, as soon as practicable following the Closing Date, send to each vendor under an Assumed Contract a written notice of the assignment to Purchaser of Seller's obligation under such Assumed Contract, which notice shall request such vendor's agreement to look solely to Purchaser for payment or performance of such Assumed Contract and to release Seller from all obligations thereunder. This Section 6.12 does not relieve Seller of its obligations to obtain all necessary third party consents and licenses pursuant to the Transition Services Agreement between the parties.

                                   ARTICLE VII

                       PRE-CLOSING COVENANTS OF PURCHASER

      7.1 Advice of Changes. Purchaser will promptly notify Seller in writing of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of Purchaser contained in this Agreement, if made on or as of the date of that event or the Closing Date, untrue or inaccurate in any material respect.

      7.2 Satisfaction of Conditions Precedent Purchaser will use its reasonable commercial efforts to satisfy or cause to be satisfied all the conditions precedent to the Closing hereunder, and to cause the transactions contemplated herein to be consummated, and, without limiting the generality of the foregoing, to obtain all consents and authorizations of third parties and to make all filings with, and give all notices to, third parties which may be necessary or reasonably required on its part in order to effect the transactions contemplated herein.

                                  ARTICLE VIII

                                MUTUAL COVENANTS

      8.1 Confidentiality and Publicity. The parties acknowledge that the Confidentiality Agreement is binding upon the parties hereto and in full force and effect, except to the extent that the provisions hereof supersede provisions to similar effect contained in the Confidentiality Agreement. The terms of the Confidentiality Agreement (exclusive of such superseded provisions) are incorporated in this Agreement by this reference.

      8.2 Regulatory Filings; Consents; Reasonable Efforts. Subject to the terms and conditions of this Agreement, Purchaser shall use its respective reasonable commercial efforts to (a) make all necessary filings with respect to the Acquisition and this Agreement under the Securities Act, the Exchange Act and applicable blue sky or similar securities laws and obtain required approvals and clearances with respect thereto and supply all additional information requested in connection therewith, (b) make presale notification or other appropriate filings with federal, state, provincial or local governmental bodies or applicable foreign governmental agencies and obtain required approvals and clearances with respect thereto and supply all additional information requested in connection therewith, (c) obtain all consents, waivers, approvals, authorizations and orders required in connection with the authorization, execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the Acquisition and (d) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated in this Agreement as promptly as practicable.

      8.3 Governmental Filings. As promptly as practicable after the execution of this Agreement, Purchaser shall make any and all required governmental filings required with respect to the transactions contemplated in this Agreement and the Ancillary Agreements, and shall use reasonable commercial efforts to respond promptly to all inquiries or requests for additional information or documentation from any Governmental Entity.

      8.4 Further Assurances. Prior to and following the Closing, each party to this Agreement agrees to cooperate fully with the other party and to execute such further instruments, documents and agreements, and to give such further written assurances, as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and the Ancillary Agreements and contemplated herein and therein and to carry into effect the intent and purposes of this Agreement. Prior to and after the Closing Date, Seller shall reasonably cooperate with Purchaser in attempting to obtain the agreement of parties to the Contracts necessary for Purchaser's enjoyment of the Assets or the Intellectual Property or Purchaser's conduct of the Business following the Closing Date to extend the benefits and obligations of such Contracts to Purchaser.

      8.5 Communications Plan. Purchaser and Seller shall use their respective reasonable commercial efforts to carry out the communications plan as agreed to among the parties as of the date of this Agreement with respect to communications to their respective customers, suppliers, employees, investors and strategic partners concerning the transactions contemplated hereby.

                                   ARTICLE IX

                              CONDITIONS TO CLOSING

      9.1 Conditions to Each Party's Obligations. The respective obligations of each party to this Agreement to effect the transactions to be performed by such party at the Closing are subject to the satisfaction at or prior to the Closing of the following conditions:

            (a) No Orders. No order shall have been entered, and not vacated, by a court or administrative agency of competent jurisdiction, in any action or proceeding which enjoins, restrains or prohibits the Acquisition or the consummation of any other transaction contemplated herein.

            (b) Permits, Authorizations and Approvals. All permits, authorizations, approvals and orders required to be obtained under all applicable Laws or Decrees in connection with the transactions contemplated herein, including but not limited to any applicable consent or termination of any applicable waiting period under any Law shall have been obtained and shall be in full force and effect at the Closing Date.

            (c) No Litigation. There shall be no litigation pending or threatened by any Governmental Entity in which (i) an injunction is or may be sought against the transactions contemplated herein or (ii) relief is or may be sought against any party hereto as a result of this Agreement and in which, in the good faith judgment of the board of directors of either Purchaser or Seller (relying on the advice of their respective legal counsel), such Governmental Entity has the probability of prevailing and such relief would have a material adverse effect upon such party.

            (d) Stockholder Approval. This Agreement and the transactions contemplated hereby shall be approved by the shareholders of Seller by the requisite vote under applicable law and the Seller's Certificate of Incorporation.

            (e) All amounts payable to Laurus Master Fund, Ltd. shall be paid at Closing from the proceeds of the Initial Purchase Price.

      9.2 Conditions to Obligations of Seller. The obligations of Seller to effect the transactions to be performed by it at the Closing are, at the option of Seller, subject to the satisfaction at or prior to the Closing of the following additional conditions:

            (a) Representations and Warranties. All of the representations and warranties of Purchaser set forth in ARTICLE V hereof shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made at the Closing, and Purchaser shall have delivered to Seller a certificate (the "Purchaser Compliance Certificate") to such effect dated as of the Closing Date and signed by the President of Purchaser.

            (b) Performance. All of the terms, covenants and conditions of this Agreement to be complied with and performed by Purchaser at or prior to the Closing shall have been duly complied with and performed in all material respects, and Purchaser shall have delivered to Seller the Purchaser Compliance Certificate to such effect.

            (c) Purchase Price Consideration. Purchaser shall have delivered the Cash Payment, the JV Note, and the JV Security Agreement in accordance with
Section 2.6 hereof.

            (d) Ancillary Agreements. Purchaser shall have executed and delivered to Seller each of the Ancillary Agreements, each in the forms confirmed as acceptable to all parties pursuant hereto.

            (e) Purchaser's Closing Deliverables. At the Closing, Purchaser will deliver to Seller the following items:

                  (i) the Cash Payment, the JV Note, and the JV Security Agreement;

                  (ii) the Purchaser Compliance Certificate in accordance with Sections 9.2(a) and 9.2(b) hereof;

                  (iii) copies of each of the Ancillary Agreements executed by Purchaser;

                  (iv) a certificate, signed by the Secretary of Purchaser certifying as to and accuracy of, and attaching copies of, Purchaser's respective charter documents and all board of directors resolutions adopted in connection with the Acquisition, of Purchaser; and

                  (v) all other documents required to be delivered to Seller under this Agreement.

      9.3 Conditions to Obligations of Purchaser. The obligations of Purchaser to effect the transactions to be performed by it at the Closing are, at the option of Purchaser, subject to the satisfaction at or prior to the Closing of the following additional conditions:

            (a) Representations and Warranties. All the representations and warranties of Seller set forth in ARTICLE IV hereof shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made at the Closing, and Seller shall have delivered to Purchaser a certificate (the "Seller Compliance Certificate") to such effect dated as of the Closing Date and signed by the President of Seller.

            (b) Performance. All of the terms, covenants and conditions of this Agreement to be complied with and performed by Seller at or prior to the Closing shall have been duly complied with and performed in all material respects, and Seller shall have delivered to Purchaser the Seller Compliance Certificate to such effect.

            (c) Required Consents. Any and all required consents from third parties to the Assumed Contracts and other instruments required to allow the consummation of the Acquisition and the other transactions contemplated herein.

            (d) At Closing, that portion of the Cash Payment necessary to pay in full Seller's secured creditors listed on Schedule KK (the "Secured Creditors") will be transferred by Purchaser to LJT, counsel for Seller. At Closing, or reasonably thereafter, LJT will distribute to each of the Secured Creditors that portion of the Cash Payment required to pay such Secured Creditors in full and obtain releases on any and all liens on the Assets held by such Secured Creditors. Seller will provide Purchaser with written or otherwise valid evidence that all outstanding liens on the Assets have been fully released.

            (e) Material Adverse Change. There shall have been no Material Adverse Change.

            (f) Ancillary Agreements. Seller shall have executed and delivered to Purchaser each of the Ancillary Agreements to which it is a party, each in the forms attached hereto as Exhibits A through I.

            (g) Transfer Documents. All documentation pursuant to which the transactions contemplated herein are to be accomplished, including bills of sale, assignments and other documents or instruments of transfer, shall have been presented to Purchaser and its counsel for review and shall have been consistent with this Agreement and reasonably satisfactory in form and substance to Purchaser and its counsel prior to the consummation of such transactions. All of the Assets, including the Assumed Contracts, shall have been transferred or assigned from Seller to Purchaser free and clear of all Encumbrances (except Permitted Encumbrances), and Purchaser and their counsel shall have received evidences of such transfers reasonably satisfactory to them.

            (h) Financial Statements. Seller shall have delivered to Purchaser the Business Financial Statements and the Quarterly Financial Statements, all prepared in accordance with GAAP.

            (i) Opinion of Counsel. Seller's counsel shall have delivered an opinion of counsel to Purchaser as to the matters set forth in Exhibit J in form and substance satisfactory to Purchaser and its counsel.

            (j) Transition Services Agreement. Seller and Purchaser shall execute the Transition Services Agreement provided in Exhibit D.

            (k) Key Employees. Unless otherwise provided in the executed Transition Services Agreement, those employees set forth in the Transition Services Agreement shall have agreed to employment with Buyer under similar terms as employed by Seller or shall have been replaced by Seller in accordance with the Transition Services Agreement.

            (l) Seller's Closing Deliverables. At the Closing, Seller will deliver to Purchaser the following items:

                  (i) a bill of sale, intellectual property assignments, assignments and assumptions of contracts and such other good and sufficient instruments of conveyance, assignment and transfer, in form and substance reasonably satisfactory to counsel to Purchaser, as shall be legally sufficient to vest in Purchaser good and marketable title to the Assets (including the Assumed Contracts);

                  (ii) all Business Records;

                  (iii) the Seller Compliance Certificate in accordance with Sections 9.3(a) and 9.3(b) hereof;

                  (iv) all required consents from third parties to the Contracts in accordance with Section 9.3(c) hereof;

                  (v) the executed opinion of counsel to Seller in accordance with Section 9.3 hereof;

                  (vi) executed copies of each of the Ancillary Agreements;

                  (vii) the Business Financial Statements and Quarterly Financial Statements all prepared in accordance with GAAP and Section 9.3(h) hereto;

                  (viii) a certificate, signed by the Secretary of Seller, certifying as to the truth and accuracy of, and attaching copies of, Seller's charter documents and board of directors and shareholder resolutions adopted in connection with the Transaction;

                  (x) the assignments of the Assumed Contracts; and

                  (xii) all other documents required to be delivered to Purchaser under the provisions of this Agreement.

                                    ARTICLE X

                              POST-CLOSING MATTERS

      10.1 Further Assurances of Seller. Seller shall, from time to time, at the request of Purchaser, and without further consideration, execute and deliver such instruments of transfer, conveyance and assignment in addition to those delivered pursuant to Article IV hereof, and take such other actions, as may be reasonably necessary to assign, transfer, convey and vest in Purchaser, and to put Purchaser in possession of, the Assets, including but not limited to obtaining any and all required consents of third parties which Seller has not obtained as of the Closing Date. Seller shall use its reasonable commercial efforts to obtain for Purchaser any and all consents of third parties, as required under Section 6.4 which Seller has not obtained as of the Closing Date.

      10.2 Further Assurances of Purchaser. Purchaser shall, from time to time at the request of Seller, and without further consideration, execute and deliver such instruments of assumption, and take such other action, as may be reasonably necessary to effectively confirm the assumption by Purchaser of the Assumed Liabilities.

      10.3 Access to Business Records. From and after the Closing Date, Purchaser shall use ordinary care to maintain the Business Records acquired by it pursuant hereto and, damage by fire or other casualty or accident excepted, shall not for a period of six (6) months after the Closing Date destroy or dispose of any such Business Records unless it shall first have notified Seller of its intention to do so and shall have afforded Seller an opportunity to take possession thereof. Seller shall have the right to retain a copy of the Business Records. Similarly, from and after the Closing Date, Seller shall use ordinary care to maintain Seller's copy of the Business Records and of any records relating to the Business not transferred to Purchaser and, damage by fire or other casualty or accident excepted, shall not for a period of six (6) months after the Closing Date destroy or dispose of any such records unless it shall first have notified Purchaser of its intention to do so and shall have afforded Purchaser an opportunity to take possession thereof. From and after the Closing Date, each party shall afford the other access to all preclosing Business Records and other information acquired or retained by it pursuant hereto, including data processing information, upon reasonable notice during ordinary business hours for all reasonable business purposes, and each party shall permit the other party to make copies of any such records and retain possession of such copies. Each of Purchaser and Seller shall use reasonable care to maintain the confidentiality of the Business Records in the possession of such party pursuant to the terms and subject to the conditions set forth in the Confidentiality Agreement.

      10.4 Tax Liability.

            (a) Except as set forth herein, Seller shall pay all Taxes arising from or relating to the transactions contemplated in this Agreement, except any sales tax liability attributable to Purchaser (the "Transaction Taxes"). If a resale certificate, resale purchase exemption certificate, production machinery and equipment exemption certificate or other certificate or document of exemption is required to reduce or eliminate the Transaction Taxes, Purchaser will promptly furnish such certificate or document to Seller or Purchaser will cooperate with Seller to allow Seller to obtain such reduction or exemption from Transaction Taxes.

            (b) All ad valorem, property (whether real or personal) and similar taxes ("Property Taxes") with respect to the Assets for any tax period in which the Closing Date occurs shall be prorated between the Buyer and the Seller, with the Seller economically responsible for the Property Taxes for the portion of the tax year prior to and including the Closing Date. Seller shall be responsible for the preparation and filing of any tax returns or reports related to the Assets that are required to be filed on or before the Closing Date. Seller shall be responsible for all taxes imposed on or with respect to the Assets that are attributable to any whole or partial taxable period ending on or before the Closing Date. Purchaser shall be responsible for all taxes imposed on or with respect to the Assets that are attributable to any whole or partial taxable period ending after the Closing Date. Purchaser, with the cooperation of Seller, shall be responsible for the preparation and filing of all other tax returns or reports related to the Assets.

      10.5 Restrictive Covenants. Seller and certain Seller personnel agree to enter into a two-year non-compete agreement with Purchaser with regard to the Assets and Business purchased by Purchaser in this Transaction as set forth in Exhibits E through H.

      10.6 Just in Time Solutions and Talisma.Seller will obtain from each of Avolent, Inc. (pursuant to the Software License Agreement between Seller and Just in Time Solutions, Inc. entered into May 17, 2000) and Talisma, Inc., a discharge (whether by payment, release, compromise and settlement, or accord and satisfaction) from any and all unsecured Liabilities of Seller owed to such creditors. Seller agrees to indemnify, defend and hold harmless the Purchaser Group (as defined below) from, against, for and in respect of any and all Losses asserted against, relating to, imposed upon or incurred by Purchaser and/or any other member of the Purchaser Group by reason of, resulting from, based upon or arising out of the Seller's unsecured Liabilities provided in this Section 10.6.

                                   ARTICLE XI

                            TERMINATION OF AGREEMENT

      11.1 Termination. This Agreement may be terminated prior to the Closing (whether before or after approval of this Agreement by Seller's stockholders:

            (a) by mutual written consent of Purchaser and Seller;

            (b) by either Purchaser or Seller if the Closing shall not have occurred by July 15, 2003, unless: 1) the failure to consummate the transactions contemplated herein is attributable to a failure on the part of the party seeking to terminate this Agreement to perform any material obligation required to be performed by such party at or prior to the Closing or 2) the approval of this Agreement by Seller's stockholders is delayed by action or inaction of the SEC provided that: i) Seller shall prepare and cause to be filed with the SEC the Proxy Statement, within fifteen (15) business days following the execution of this Agreement; and ii) that Seller use best efforts to comply with all rules and regulations of the SEC to obtain any and all other approvals necessary to approve this Agreement and the Acquisition;

            (c) by either Purchaser or Seller if a court of competent jurisdiction or other Governmental Entity shall have issued a final and nonappealable order, decree or ruling, or shall have taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated herein;

            (d) by either Purchaser or Seller if (i) Seller Stockholders' Meeting (including any adjournments and postponements thereof) shall have been held and completed and Seller's stockholders shall have taken a final vote on a proposal to adopt this Agreement, and (ii) this Agreement shall not have been adopted at such meeting by the Required Seller Stockholder Vote (and shall not have been adopted at any adjournment or postponement thereof); provided, however, that a party shall not be permitted to terminate this Agreement pursuant to this Section 11.1(d) if the failure to obtain such stockholder approval is attributable to a failure on the part of such party to perform any material obligation required to be performed by such party at or prior to the Closing Date;

            (e) by Purchaser (at any time prior to the adoption of this Agreement by the Required Seller Stockholder Vote) if a Seller Triggering Event shall have occurred;

            (f) by Purchaser if (i) any of Seller's representations and warranties contained in this Agreement shall be inaccurate as of the date of this Agreement, or shall have become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 9.3(a) would not be satisfied (it being understood that, for purposes of determining the accuracy of such representations and warranties as of the date of this Agreement or at any subsequent date, (A) all "Material Adverse Effect" qualifications and other materiality qualifications, and any similar qualifications, contained in such representations and warranties shall be disregarded and (B) any update of or modification to Seller's Schedules made or purported to have been made after the date of this Agreement shall be disregarded), or (ii) any of Seller's covenants contained in this Agreement shall have been breached such that the condition set forth in Section 9.3(b) would not be satisfied; provided, however, that if an inaccuracy in Seller's representations and warranties or a breach of a covenant by Seller is curable by Seller and Seller is continuing to exercise all reasonable efforts to cure such inaccuracy or breach, then Purchaser may not terminate this Agreement under this
Section 11.1(f) on account of such inaccuracy or breach;

            (g) by Seller if (i) any of Purchaser's representations and warranties contained in this Agreement shall be inaccurate as of the date of this Agreement, or shall have become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 9.2(a) would not be satisfied (it being understood that, for purposes of determining the accuracy of such representations and warranties as of the date of this Agreement or at any subsequent date, (A) all "Material Adverse Effect" qualifications and other materiality qualifications, and any similar qualifications, contained in such representations and warranties shall be disregarded and (B) any update of or modification to the Purchaser Disclosure Schedule made or purported to have been made after the date of this Agreement shall be disregarded), or (ii) if any of Purchaser's covenants contained in this Agreement shall have been breached such that the condition set forth in Section 9.2(b) would not be satisfied; provided, however, that if an inaccuracy in Purchaser's representations and warranties or a breach of a covenant by Purchaser is curable by Purchaser and Purchaser is continuing to exercise all reasonable efforts to cure such inaccuracy or breach, then Seller may not terminate this Agreement under this Section 11.1(g) on account of such inaccuracy or breach; or

            (h) by Purchaser if, since the date of this Agreement, there shall have occurred any Material Adverse Effect, or there shall have occurred any event or circumstance that, in combination with any other events or circumstances, could reasonably be expected to have a Material Adverse Effect.

      11.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 11.1, this Agreement shall be of no further force or effect; provided, however, that (i) this Section 11.2, Section 11.3 and
13.1 shall survive the termination of this Agreement and shall remain in full force and effect, and (ii) the termination of this Agreement shall not relieve any party from any liability for any willful breach of any representation, warranty or covenant contained in this Agreement.

      11.3 Expenses; Termination Fees.

            (a) All fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses, whether or not the Transaction is consummated.

            (b) Termination Fees. Purchaser shall be entitled to $250,000 in cash from Seller, as an agreed upon termination fee and not as a penalty, in the event that Seller enters into a legally binding Superior Proposal pursuant to
Section 1.45, payable on demand, immediately after funding of the Superior Proposal.

            (c) In the event that this Agreement is terminated pursuant to a material breach under the terms herein, then the non-breaching Party shall be entitled to the Termination Fee.

                                   ARTICLE XII

           SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

      12.1 Survival of Representations and Warranties. (a) The representations and warranties made by Seller or Purchaser herein, or in any certificate, schedule or exhibit delivered pursuant hereto, shall in no manner be limited by any investigation of the subject matter thereof made by or on behalf of either party or by the waiver or satisfaction of any condition to closing and shall survive the Closing and continue in full force and until six (6) months from the Closing Date (the "Expiration Date").

            (b) The obligations of Seller to indemnify members of the Purchaser Group (as defined below) for any Indemnifiable Losses is subject to the condition that Seller shall have received an Indemnification Claim for all Indemnifiable Losses for which indemnity is sought on or before the Expiration Date.

      12.2 Indemnification by Seller.

            (a) Subject to the terms and conditions of this ARTICLE XII, Seller agrees to indemnify, defend and hold harmless Purchaser, its shareholders, officers, directors, employees, attorneys, all subsidiaries and affiliates of Purchaser, and the respective officers, directors, employees and attorneys of such entities (all such persons and entities being collectively referred to as the "Purchaser Group") from, against, for and in respect of any and all Losses asserted against, relating to, imposed upon or incurred by Purchaser and/or any other member of the Purchaser Group by reason of, resulting from, based upon or arising out of any of the following (collectively, "Indemnifiable Losses"):

                  (i)   the breach of this Agreement; or

                  (ii) any Losses arising out of any oral contract to which Seller is a party and which is not disclosed to Purchaser in writing on or prior to the date of this Agreement;

                  (iii) any Excluded Liability; except to the extent the Losses attributable to such Excluded Liabilities result from the action or inaction of Purchaser resulting in a breach hereunder.

            (b) Subject to Section 12.2, Seller shall not be required to indemnify Purchaser and/or any other member of the Purchaser Group for any Indemnifiable Losses under Section 12.2(a) until the aggregate amount of all Indemnifiable Losses under all individual Indemnification Claims shall exceed $37,500 (the "Seller's Indemnification Floor"); provided, however, that if the aggregate amount of Indemnifiable Losses in respect of such Indemnification Claims shall exceed the Seller's Indemnification Floor, Seller shall indemnify Purchaser for all Indemnifiable Losses in respect of such Indemnification Claims, subject to the further limitations set forth in this Section 12. Notwithstanding anything to the contrary, the aggregate amount for which Seller may be liable under this Agreement, at law or in equity shall not exceed the total Purchase Price plus the Earnout paid to Seller.

            (c) Notwithstanding anything to the contrary, Purchaser's sole and exclusive remedy against Seller for a breach of this Agreement shall be the indemnification provisions of this Section 12; provided, however, that nothing contained in this Section 12 shall limit in any manner any remedy at law or in equity to which Purchaser or any other member of the Purchaser Group shall be entitled against Seller as a result of willful fraud or intentional misrepresentation by Seller.

            (d) The obligations of Seller to indemnify members of the Purchaser Group for any Purchaser Indemnifiable Losses is subject to the condition that Seller shall have received an indemnification claim for all Purchaser Indemnifiable Losses for which indemnity is sought on or before the Expiration Date.

      12.3 Escrow Fund. At the Closing, $105,000 shall be deposited with Wachovia Bank, as escrow agent (the "Escrow Agent"), such deposit to constitute the Escrow Fund for a period of six (6) months and to be governed by the terms set forth herein and in the Escrow Agreement attached hereto as Exhibit C.

      12.4 Escrow Period; Release From Escrow.

            (a) The escrow required hereunder shall terminate on the Expiration Date; provided, however, that a portion of the Escrow Fund, which, in the reasonable judgment of Purchaser, subject to the objection of Seller, is necessary to satisfy any unsatisfied claims specified in any Officer's Certificate theretofore delivered to the Escrow Agent prior to termination of the Escrow Period with respect to facts and circumstances existing prior to expiration of the Escrow Period, shall remain in the Escrow Fund until such claims have been resolved.

            (b) Within three (3) business days after the Expiration Date (the "Release Date"), the Escrow Agent shall release from escrow to Seller the Escrow Fund less the dollar amount equal to (A) any portion of the Escrow Fund delivered to Purchaser in accordance with Section 12.5 in satisfaction of indemnification claims by indemnitee and (B) any portion of the Escrow Fund subject to delivery to indemnitee in accordance with Section 12.4 with respect to any pending but unresolved indemnification claims of indemnitee. Any portion of the Escrow Fund held as a result of clause (B) shall be released to Seller or released to Purchaser (as appropriate) promptly upon resolution of each specific indemnification claim involved.

            (c) The Escrow Agent is hereby granted the power to effect any transfer of the Escrow Fund contemplated by this Agreement.

      12.5 Claims Upon Escrow Fund. Upon receipt by the Escrow Agent on or before the Release Date of a certificate signed by any officer of Purchaser (an "Officer's Certificate") stating that with respect to the indemnification obligations of the Seller set forth in Section 12.2, Damages exist and specifying in reasonable detail the individual items of such Damages included in the amount so stated, the date each such item was paid, or properly accrued or arose, and the nature of the misrepresentation, breach of warranty, covenant or claim to which such item is related, the Escrow Agent shall, subject to the provisions of this Section 12, deliver to Purchaser out of the Escrow Fund, as promptly as practicable, cash held in the Escrow Fund having a value equal to such Damages.

      12.6 Objections to Claims.

            (a) At the time of delivery of any Officer's Certificate to the Escrow Agent, a duplicate copy of such Officer's Certificate shall be delivered to Seller and for a period of thirty (30) days after such delivery, the Escrow Agent shall make no delivery of the Escrow Fund hereof unless the Escrow Agent shall have received written authorization from Seller to make such delivery. After the expiration of such thirty (30) day period, the Escrow Agent shall make delivery of the portion of the Escrow Fund or other property in the Escrow Fund in accordance with Section 12.5 hereof, provided that no such payment or delivery may be made if Seller shall object in a written statement to the claim made in the Officer's Certificate, and such statement shall have been delivered to the Escrow Agent and Purchaser prior to the expiration of such thirty (30) day period.

            (b) In case Seller shall so object in writing to any claim or claims by Purchaser made in any Officer's Certificate, Purchaser shall have thirty (30) days to respond in a written statement to the objection of Seller. If after such thirty (30) day period there remains a dispute as to any claims, Seller and Purchaser shall attempt in good faith for sixty (60) days to agree upon the rights of the respective parties with respect to each of such claims. If Seller and Purchaser should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties and shall be furnished to the Escrow Agent. The Escrow Agent shall be entitled to rely on any such memorandum and shall distribute the cash from the Escrow Fund in accordance with the terms thereof.

      12.7 Third-Party Claims. In the event Purchaser becomes aware of a third-party claim which Purchaser believes may result in a demand against the Escrow Fund, Purchaser shall notify Seller of such claim, and Seller shall be entitled, at its expense, to participate in any defense of such claim with the consent of Purchaser which shall not be unreasonably withheld. Purchaser shall have the right to settle any such claim, with the consent of Seller. In the event that Seller has consented to any such settlement, Seller shall have no power or authority to object under Section 12.6 or any other provision of this
Section 12.7 to the amount of any claim by Purchaser against the Escrow Fund for indemnity with respect to such settlement.

      12.8 Indemnification by Purchaser.

            (a) Subject to the terms and conditions of this ARTICLE XII, Purchaser agrees to indemnify, defend and hold harmless Seller, its shareholders, officers, directors, employees, attorneys, all subsidiaries and affiliates of Seller, and the respective officers, directors, employees and attorneys of such entities (all such persons and entities being collectively referred to as the "Seller Group") from, against, for and in respect of any and all Losses asserted against, relating to, imposed upon or incurred by Seller and/or any other member of the Seller Group by reason of, resulting from, based upon or arising out of any of the following (collectively, "Seller Indemnifiable Losses"):

                  (i)   the breach of this Agreement, or

                  (ii) any Assumed Liability, except to the extent the Losses attributable to such Assumed Liabilities result from the action or inaction of Seller resulting in a breach hereunder;

            (b) Subject to Section 12.8, Purchaser shall not be required to indemnify Seller and/or any other member of the Seller Group for any Seller Indemnifiable Losses under Section 12.9(a) until the aggregate amount of all Seller Indemnifiable Losses under all individual indemnification claims shall exceed $37,500 (the "Purchaser's Indemnification Floor"); provided, however, that if the aggregate amount of Seller Indemnifiable Losses in respect of such indemnification claims shall exceed the Purchaser's Indemnification Floor, Purchaser shall indemnify Seller for all Seller Indemnifiable Losses in respect of such indemnification claims, subject to the further limitations set forth in this Section 12. Notwithstanding anything to the contrary, the aggregate amount for which Purchaser may be liable under this Agreement, at law or in equity, shall not exceed the total Purchase Price plus the Earnout paid to Seller under this Agreement.

            (c) Notwithstanding anything to the contrary, Seller's sole and exclusive remedy against Purchaser for a breach of this Agreement shall be the indemnification provisions of this Section 12 and the Termination Fee described in Section 11.3, as applicable; provided, however, that nothing contained in this Section 12 shall limit in any manner any remedy at law or in equity to which Seller or any other member of the Seller Group shall be entitled against Purchaser as a result of willful fraud or intentional misrepresentation by Purchaser.

            (d) The obligations of Purchaser to indemnify members of the Seller Group for any Seller Indemnifiable Losses is subject to the condition that Purchaser shall have received an indemnification claim for all Seller Indemnifiable Losses for which indemnity is sought on or before the Expiration Date.

                                     GENERAL

      13.1 Governing Law; Jurisdiction; Venue. The internal laws of the State of Delaware shall govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto. Any action to enforce, or which arises out of or in any way relates to, any of the provisions of this Agreement, (or any of the Ancillary Agreements) (an "Action") shall be brought and prosecuted exclusively in the United States District Court in the state of the party not instituting the Action (or, in the event such court does not have jurisdiction, the courts of the state of the party not instituting the Action located in such district), and the parties hereto hereby consent to the jurisdiction of such court or courts and to service of process by registered mail, return receipt requested, or by any other manner provided by the law of the state of the party not instituting the Action and the rules of such courts.

      13.2 Assignment; Binding upon Successors and Assigns. None of the parties hereto may assign any of its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that Purchaser may assign its rights under this Agreement (a) to any majority-owned subsidiary of Purchaser, provided that Purchaser guarantees the obligations of such subsidiary hereunder or (b) to any successor of Purchaser through any merger or consolidation, or purchase of all or substantially all of Purchaser's stock or all or substantially all of Purchaser's assets. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

      13.3 Severability. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be held to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the invalid or unenforceable provision.

      13.4 Entire Agreement. This Agreement, the exhibits and schedules hereto, the certificates referenced herein, the exhibits thereto, and the Confidentiality Agreement constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto including, without limitation, that certain letter of intent between the parties dated April 14, 2003.

      13.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

      13.6 Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

      13.7 Amendment and Waivers. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof for default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default.

      13.8 Waiver. Each party hereto may, by written notice to the others: (a) waive any of the conditions to its obligations hereunder or extend the time for the performance of any of the obligations or actions of the others, (b) waive any inaccuracies in the representations of the others contained in this Agreement or in any documents delivered pursuant to this Agreement, (c) waive compliance with any of the covenants of the others contained in this Agreement or (d) waive or modify performance of any of the obligations of the others. No action taken pursuant to this Agreement, including without limitation any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, condition or agreement contained herein. Waiver of the breach of any one or more provisions of this Agreement shall not be deemed or construed to be a waiver of other breaches or subsequent breaches of the same provisions.

      13.9 Notices. All notices and other communications hereunder will be in writing and will be deemed given (a) upon receipt if delivered personally (or if mailed by registered or certified mail), (b) the day after dispatch if sent by overnight courier, (c) upon dispatch if transmitted by telecopier or other means of facsimile transmission (and confirmed by a copy delivered in accordance with clause (a) or (b)), properly addressed to the parties at the following addresses:

      Seller:                            Billserv, Inc.
                                         211 North Loop 1604 East
                                         Suite 200
                                         San Antonio, TX  78232
                                         Attn: Michael Long & Terri Hunter

      with a copy to:                    Loeffler Jonas & Tuggey LLP
                                         755 E. Mulberry
                                         Suite 200
                                         San Antonio, TX  78212
                                         Attn: Tim Tuggey, Esq.

      Purchaser:                         Saro, Inc.
                                         Attention:  General Counsel
                                         1900 Emery Street NW
                                         Second Floor
                                         Atlanta, GA 30318

      with a copy to:                    Greenberg Traurig
                                         The Forum
                                         3290 Northside Parkway, N.W.
                                         Suite 400
                                         Atlanta, GA 30327
                                         Attn: Michael Ring, Esq.

      Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section.

      13.10 Construction and Interpretation of Agreement.

            (a) This Agreement has been negotiated by the parties hereto and their respective attorneys, and the language hereof shall not be construed for or against either party by reason of its having drafted such language.

            (b) The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement, which shall be considered as a whole.

            (c) As used in this Agreement, any reference to any state of facts, event, change or effect being "material" with respect to any entity means a state of facts that is material to the current condition (financial or otherwise), properties, assets, liabilities, business or operations of such entity. Whenever the term "enforceable in accordance with its terms" or like expression is used in this Agreement, it is understood that excepted therefrom are any limitations on enforceability under applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditor's rights.

      13.11 No Joint Venture. Nothing contained in this Agreement shall be deemed or construed as creating a joint venture or partnership between any of the parties hereto. No party is by virtue of this Agreement authorized as an agent, employee or legal representative of any other party. No party shall have the power to control the activities and operations of any other and their status is, and at all times, will continue to be, that of independent contractors with respect to each other. No party shall have any power or authority to bind or commit any other. No party shall hold itself out as having any authority or relationship in contravention of this Section.

      13.12 Absence of Third Party Beneficiary Rights. No provisions of this Agreement are intended, nor shall be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, partner of any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof shall be personal solely between the parties to this Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of May 19, 2003.

SARO, INC.,                             BILLSERV, INC.,
a Delaware corporation                  a Nevada corporation

By:                                     By:

Name: _____________________________     Name: __________________________________

Title:                                  Title:

                   EXHIBIT "A" TO THE ASSET PURCHASE AGREEMENT

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT, dated as of May __ , 2003 ("Escrow Agreement"), is by and between CyberStarts, Inc., a Delaware corporation ("Depositor" or "CyberStarts"); Billserv, Inc., a Nevada corporation ("Recipient" or "Billserv"); and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as Escrow Agent hereunder ("Escrow Agent").

                                   BACKGROUND

      A. CyberStarts and Billserv have entered into an Asset Purchase Agreement (as amended, the "Underlying Agreement"), dated as of May __, 2003, pursuant to which Billserv intends to sell and CyberStarts intends to purchase those assets of Billserv described in the Underlying Agreement. The Underlying Agreement provides that CyberStarts shall deposit the Escrow Funds (defined below) in a segregated escrow account to be held by Escrow Agent.

      B. Escrow Agent has agreed to accept, hold, and disburse the funds deposited with it and the earnings thereon in accordance with the terms of this Escrow Agreement.

      C. Pursuant to the Underlying Agreement, CyberStarts and Billserv have appointed the Representatives (as defined below) to represent them for all purposes in connection with the funds to be deposited with Escrow Agent and this Escrow Agreement.

      D. In order to establish the escrow of funds and to effect the provisions of the Underlying Agreement, the parties hereto have entered into this Escrow Agreement.

                             STATEMENT OF AGREEMENT

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

      1. Definitions. The following terms shall have the following meanings when used herein:

      "CyberStarts Representative" shall mean the person so designated on Schedule A hereto or any other person designated in a writing signed by CyberStarts and delivered to Escrow Agent and the Billserv Representative in accordance with the notice provisions of this Escrow Agreement, to act as its representative under this Escrow Agreement.

      "Escrow Funds" shall mean the funds deposited with Escrow Agent pursuant to Section 3 of this Agreement, together with any interest and other income thereon, which funds shall include, without limitation, the initial sum of One Hundred Five Thousand Dollars ($105,000.00).

      "Escrow Period" shall mean the period commencing on the date hereof and ending on the applicable termination date set forth on Schedule A hereto.

      "Joint Written Direction" shall mean a written direction executed by the Representatives and directing Escrow Agent to disburse all or a portion of the Escrow Funds or to take or refrain from taking an action pursuant to this Escrow Agreement.

      "Billserv Representative" shall mean the persons so designated on Schedule A hereto or any other person designated in a writing signed by Billserv and delivered to Escrow Agent and the CyberStarts Representative in accordance with the notice provisions of this Escrow Agreement, to act as its representative under this Escrow Agreement.

      "Representatives" shall mean the CyberStarts Representative and the Billserv Representative.

      2. Appointment of and Acceptance by Escrow Agent. CyberStarts and Billserv hereby appoint Escrow Agent to serve as escrow agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with Section 3 below, agrees to hold, invest and disburse the Escrow Funds in accordance with this Escrow Agreement.

      3. Deposit of Escrow Funds. Simultaneously with the execution and delivery of this Escrow Agreement, CyberStarts will transfer the Escrow Funds in the amount of One Hundred Five Thousand Dollars ($105,000.00) to Escrow Agent, by wire transfer of immediately available funds, to the account of the Escrow Agent referenced on Schedule A hereto.

      4. Disbursements of Escrow Funds. Escrow Agent shall disburse Escrow Funds at any time and from time to time, upon receipt of, and in accordance with, a Joint Written Direction. Such Joint Written Direction shall contain wiring instructions or an address to which a check shall be sent. Upon the expiration of the Escrow Period, Escrow Agent shall distribute, as promptly as practicable, the Escrow Funds in the manner described on Schedule A, without any further instruction or direction from the Representatives. All disbursements of funds from the Escrow Funds shall be subject to the fees and claims of Escrow Agent and the Indemnified Parties (as defined below) pursuant to Section 10 and
Section 11 below.

      5. Suspension of Performance; Disbursement Into Court. If, at any time,
(i) there shall exist any dispute between CyberStarts, Billserv or the Representatives with respect to the holding or disposition of all or any portion of the Escrow Funds or any other obligations of Escrow

Agent hereunder, (ii) Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of all or any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or (iii) the Representatives have not within 30 days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 7 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

            a. suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be).

            b. petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required or permitted by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

Escrow Agent shall have no liability to CyberStarts, Billserv, their respective shareholders or members or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of the Escrow Funds or any delay in or with respect to any other action required or requested of Escrow Agent.

      6. Investment of Funds. The Escrow Agent is herein directed and instructed to initially invest and reinvest the Escrow Funds in the investment indicated on Schedule A hereto. With the execution of this document, the parties hereto acknowledge receipt of prospectuses and/or disclosure materials associated with the investment vehicle, either through means of hardcopy or via access to the website associated with the investment selected by the parties to this Escrow Agreement. The parties hereto acknowledge that they have discussed the investment and are in agreement as to the selected investment. CyberStarts and Billserv may provide instructions changing the investment of the Escrow Funds (subject to applicable minimum investment requirements) by the furnishing of a Joint Written Direction to the Escrow Agent; provided, however, that no investment or reinvestment may be made except in the following:

            a. direct obligations of the United States of America or obligations the principal of and the interest on which are unconditionally guaranteed by the United State of America;

            b. certificates of deposit issued by any bank, bank and trust company, or national banking association (including Escrow Agent and its affiliates), which certificates of deposit are insured by the Federal Deposit Insurance Corporation or a similar governmental agency;

            c. repurchase agreements with any bank, trust company, or national banking association (including Escrow Agent and its affiliates); or

            d. any institutional money market fund offered by Escrow Agent, including any institutional money market fund managed by Escrow Agent or any of its affiliates.

      If Escrow Agent has not received a Joint Written Direction at any time that an investment decision must be made, Escrow Agent shall invest the Escrow Funds, or such portion thereof as to which no Joint Written Direction has been received, in investments described in clause (d) above. Each of the foregoing investments shall be made in the name of Escrow Agent. No investment shall be made in any instrument or security that has a maturity of greater than six (6) months. Notwithstanding anything to the contrary contained herein, Escrow Agent may, without notice to the Representatives, sell or liquidate any of the foregoing investments at any time if the proceeds thereof are required for any disbursement of Escrow Funds permitted or required hereunder. All investment earnings shall become part of the Escrow Funds and investment losses shall be charged against the Escrow Funds. Escrow Agent shall not be liable or responsible for loss in the value of any investment made pursuant to this Escrow Agreement, or for any loss, cost or penalty resulting from any sale or liquidation of the Escrow Funds. With respect to any Escrow Funds received by Escrow Agent after ten o'clock, a.m., Charlotte, North Carolina, time, Escrow Agent shall not be required to invest such funds or to effect any investment instruction until the next day upon which banks in Charlotte, North Carolina are open for business.

      7. Resignation of Escrow Agent. Escrow Agent may resign and be discharged from the performance of its duties hereunder at any time by giving ten (10) days prior written notice to the CyberStarts and Billserv specifying a date when such resignation shall take effect. Upon any such notice of resignation, the Representatives jointly shall appoint a successor Escrow Agent hereunder prior to the effective date of such resignation which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $10,000,000. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder. After any retiring Escrow Agent's resignation, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all of the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

      8. Liability of Escrow Agent. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the CyberStarts or Billserv. Escrow Agent's sole responsibility shall be for the safekeeping and disbursement of the Escrow Funds in accordance with the terms of this Escrow Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any notice, instruction, request or other instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall believe to be genuine and to have been signed or presented by the person or parties purporting to sign the same. In no event shall Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages (including, but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited, this Escrow Agreement or the Underlying Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel. CyberStarts and Billserv, jointly and severally, shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

      The Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

      9. Indemnification of Escrow Agent. From and at all times after the date of this Escrow Agreement, CyberStarts and Billserv, jointly and severally, shall, to the fullest extent permitted by law, defend, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation CyberStarts or Billserv, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. Each Indemnified Party shall, in its sole discretion, have the right to select and employ separate counsel with respect to any action or claim brought or asserted against it, and the reasonable fees of such counsel shall be paid upon demand by the CyberStarts and Billserv jointly and severally. The obligations of CyberStarts and Billserv under this Section 9 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.

      The parties agree that neither the payment by CyberStarts or Billserv of any claim by Escrow Agent for indemnification hereunder nor the disbursement of any amounts to Escrow Agent from the Escrow Funds in respect of a claim by Escrow Agent for indemnification shall impair, limit, modify, or affect, as between CyberStarts and Billserv, the respective rights and obligations of CyberStarts, on the one hand, and Billserv, on the other hand, under the Underlying Agreement.

      10. Fees and Expenses of Escrow Agent. CyberStarts and Billserv shall compensate Escrow Agent for its services hereunder in accordance with Schedule A attached hereto and, in addition, shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like; provided, that all such expenses shall not exceed $3,500 except in the event of a dispute or litigation. The additional provisions and information set forth on Schedule A are hereby incorporated by this reference, and form a part of this Escrow Agreement. All of the compensation and reimbursement obligations set forth in this Section 10 shall be payable by CyberStarts and Billserv, jointly and severally, upon demand by Escrow Agent. The obligations of CyberStarts and Billserv under this Section 10 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent. Escrow Agent is authorized to, and may, disburse to itself from the Escrow Funds, from time to time, the amount of any compensation and reimbursement of out-of-pocket expenses due and payable hereunder (including any amount to which Escrow Agent or any Indemnified Party is entitled to seek indemnification pursuant to Section 9 hereof). Escrow Agent shall notify the Representatives of any disbursement from the Escrow Funds to itself or any Indemnified Party in respect of any compensation or reimbursement hereunder and shall furnish to the Representatives copies of all related invoices and other statements. Billserv, CyberStarts and the Representatives hereby grant to Escrow Agent and the Indemnified Parties a security interest in and lien upon the Escrow Funds to secure all obligations with respect to the right to offset the amount of any compensation or reimbursement due any of them hereunder (including any claim for indemnification pursuant to Section 9 hereof) against the Escrow Funds. If for any reason funds in the Escrow Funds are insufficient to cover such compensation and reimbursement, CyberStarts and Billserv shall promptly pay such amounts to Escrow Agent or any Indemnified Party upon receipt of an itemized invoice.

      11. Representations and Warranties; Legal Opinions. Each of CyberStarts and Billserv respectively makes the following representations and warranties to Escrow Agent:

            (i) It is duly organized, validly existing, and in good standing under the laws of the state of its incorporation or organization, and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.

            (ii) This Escrow Agreement has been duly approved by all necessary action, including any necessary shareholder or membership approval, has been executed by its duly authorized officers, and constitutes its valid and binding agreement enforceable in accordance with its terms.

            (iii) The execution, delivery, and performance of this Escrow Agreement is in accordance with the Underlying Agreement and will not violate, conflict with, or cause a default under its articles of incorporation, articles of organization, bylaws, management agreement or other organizational document, as applicable, any applicable law or regulation, any court order or administrative ruling or decree to which it is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement, including without limitation the Underlying Agreement, to which it is a party or any of its property is subject.

            (iv) The applicable persons designated on Schedule A hereto have been duly appointed to act as its representatives hereunder and have full power and authority to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Escrow Agreement and to take any and all other actions as the Representatives under this Escrow Agreement, all without further consent or direction from, or notice to, it or any other party.

            (v) No party other than the parties hereto has, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

            (vi) All of its representations and warranties contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement of the Escrow Funds.

      12. Identifying Information. CyberStarts and Billserv acknowledge that a portion of the identifying information set forth on Schedule A is being requested by the Escrow Agent in connection with the USA Patriot Act, Pub.L.107-56 (the "Act"), and CyberStarts and Billserv agree to provide any additional information requested by the Escrow Agent in connection with the Act or any similar legislation or regulation to which Escrow Agent is subject, in a timely manner. The CyberStarts and the Billserv each represent that all identifying information set forth on Schedule A, including without limitation, its Taxpayer Identification Number assigned by the Internal Revenue Service or any other taxing authority, is true and complete on the date hereof and will be true and complete at the time of any disbursement of the Escrow Funds.

      13. Notice. All notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be deemed to have been given when the writing is delivered if given or delivered by hand, overnight delivery service or facsimile transmitter (with confirmed receipt) to the address or facsimile number set forth on Schedule A hereto, or to such other address as each party may designate for itself by like notice, and shall be deemed to have been given on the date deposited in the mail, if mailed, by first-class, registered or certified mail, postage prepaid, addressed as set forth on Schedule A hereto, or to such other address as each party may designate for itself by like notice.

      14. Amendment or Waiver. This Escrow Agreement may be changed, waived, discharged or terminated only by a writing signed by the Representatives and Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

      15. Severability. To the extent any provision of this Escrow Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

      16. Governing Law. This Escrow Agreement shall be construed and interpreted in accordance with the internal laws of the State of Georgia without giving effect to the conflict of laws principles thereof.

      17. Entire Agreement. This Escrow Agreement constitutes the entire agreement between the parties relating to the holding, investment and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of Escrow Agent with respect to the Escrow Funds.

      18. Binding Effect. All of the terms of this Escrow Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of CyberStarts, Billserv and Escrow Agent.

      19. Execution in Counterparts. This Escrow Agreement and any Joint Written Direction may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement or direction.

      20. Termination. Upon the first to occur of the termination of the Escrow Period, the disbursement of all amounts in the Escrow Funds pursuant to Joint Written Directions or the disbursement of all amounts in the Escrow Funds into court pursuant to Section 5 or Section 8 hereof, this Escrow Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow Funds.

      21. Dealings. The Escrow Agent and any stockholder, director, officer or employee of the Escrow Agent may buy, sell, and deal in any of the securities of the CyberStarts or Billserv and become pecuniarily interested in any transaction in which the CyberStarts or Billserv may be interested, and contract and lend money to the CyberStarts or Billserv and otherwise act as fully and freely as though it were not Escrow Agent under this Agreement. Nothing herein shall preclude the Escrow Agent from acting in any other capacity for the CyberStarts or Billserv or for any other entity.

      IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed under seal as of the date first above written.

                                         CYBERSTARTS, INC. (Depositor)

[CORPORATE SEAL]                         By:    _______________________________
                                         Title: _______________________________
ATTEST:

___________________________________
      Secretary


                                         BILLSERV, INC. (Recipient)

[CORPORATE SEAL]                         By:    _______________________________
                                         Title: ______________________________

ATTEST:

___________________________________
      Secretary


                                         WACHOVIA BANK, NATIONAL ASSOCIATION
                                         as Escrow Agent

                                         By:    _______________________________
                                         Title: ______________________________

                                   SCHEDULE A

1.    Escrow Funds.

      Escrow Funds amount:               $105,000

      Escrow Funds wiring instructions:  Wachovia Bank, National Association
                                         ABA# 053000219
                                         Account #5000 0000 16439
                                         ATTN: Corporate Trust - Bond
                                               Administration
                                         Re: CyberStarts/Billserv Escrow Account
                                         #__________

2.    Escrow Agent Fees.

      Acceptance Fee:                    $                 500
                                         ---------------------------------------
      Escrow Fee:                        $                 2,000
                                         ---------------------------------------
      Out-of-Pocket Expenses:            $
                                         ---------------------------------------
      [Transactional Costs]:             $
                                         ---------------------------------------
      [Other Fees/Attorney, etc.]:       $
                                         ---------------------------------------
               TOTAL                     $
                                         ---------------------------------------

      The Acceptance Fee and the Annual Escrow Fee are payable upon execution of the escrow documents. In the event the escrow is not funded, the Acceptance Fee and all related expenses, including attorneys' fees, remain due and payable, and if paid, will not be refunded. Annual fees cover a full year in advance, or any part thereof, and thus are not pro-rated in the year of termination.

      The fees quoted in this schedule apply to services ordinarily rendered in the administration of an Escrow Account and are subject to reasonable adjustment based on final review of documents, or when the Escrow Agent is called upon to undertake unusual duties or responsibilities, or as changes in law, procedures, or the cost of doing business demand. Services in addition to and not contemplated in this Agreement, including, but not limited to, document amendments and revisions, non-standard cash and/or investment transactions, calculations, notices and reports, and legal fees, will be billed as extraordinary expenses.

      Unless otherwise indicated, the above fees relate to the establishment of one escrow account. Additional sub-accounts governed by the same Escrow Agreement may incur an additional charge. Transaction costs include charges for wire transfers, checks, internal transfers and securities transactions.

3.    Taxpayer Identification Numbers.

      Depositor:        _____________________________________

      Recipient:        _____________________________________

4. Termination and Disbursement. Unless earlier terminated by the provisions of the Escrow Agreement, the Escrow Period will terminate six (6) months after the Closing Date set forth in the Underlying Agreement. Any Escrow Funds remaining on such date shall be distributed to Billserv in accordance with Section 4 of the Escrow Agreement.

5.    Investment Instructions

      All funds will be invested in the Evergreen Institutional Treasury Money Market Fund Participant Class (#397).

6.    Representatives.

      The following person is hereby designated and appointed as CyberStarts Representative under the Escrow Agreement:

      -----------------------            ---------------------------------------
      Name                               Specimen signature

      The following person is hereby designated and appointed as Billserv Representative under the Escrow Agreement:

      -----------------------            ---------------------------------------
      Name                               Specimen signature

7. Representative Information. The following information should be provided to Escrow Agent separately by each Representative and any future
      Representative:

      1.    Date of Birth
      2.    Address
      3.    Mailing Address, if different
      4.    Social Security Number

8.    Notice Addresses.

                                                                       Principal Place of Business,
                                                                       if different

If to CyberStarts at:      1900 Emery Street, NW                       ____________________________
                           Second Floor                                ____________________________
                           Atlanta, GA  30318                          ____________________________
                           ATTN:  General Counsel                      ____________________________
                           Facsimile(404) 267-4989
                           Telephone(404) 267-5178
                           E-mail: BGoldberg@CyberStarts.Com

If to Billserv at:         211 North Loop 1604 East                     ____________________________
                           Suite 200                                    ____________________________
                           San Antonio, TX  78232                       ____________________________
                           ATTN: Michael Long                           ____________________________
                           Facsimile:_______________________
                           Telephone:_______________________
                           E-mail: Michael.Long@Billserv.Com

If to the Escrow
Agent at:                  Wachovia Bank, National Association, as Escrow Agent
                           Corporate Trust Bond Administration
                           __________________________________
                           __________________________________
                           ATTENTION:________________________
                           Facsimile:________________________

                   SCHEDULES TO THE ASSET PURCHASE AGREEMENT

                         List of Schedules Not Included

Schedule    Description                                 Reason Not Included

A           Accounts Receivable                         Hard copy only

C           Prepaid Expenses                            Hard copy only

E           Unrecorded Liabilities                      Hard copy only

I           Liabilities Not Related to Business         Hard copy only

K           Subsidiaries of Seller                      Hard copy only

L           Unusable Tangible Assets                    Hard copy only

M           Description of Leased Real Property         Hard copy only

N           Permits Related to the Business             Hard copy only

O           Encumbered Intellectual Property            Hard copy only

P           Work-For-Hire Agreements                    Hard copy only

V           Seller's Unresolved Claims                  Hard copy only

W           Seller's Insurance                          Hard copy only

Z           Seller's Warranties to Customers            Hard copy only

AA          Tax Return Extensions                       Hard copy only

CC          Overdue Trade Payables                      Hard copy only

DD          Contracts Not Assignable by Seller          Hard copy only

EE          Consents for Assignment                     Hard copy only

GG          Employee Claims                             Hard copy only

JJ          Does Not Exist                              N/A

                                   Schedule B


                                Assumed Contracts
                             (Sections 1.7 and 4.13)

1. Vendor/Suppliers/Partners

Contract:                                Description:
ACI                                      Direct Delivery Product
eShare                                   CRM - foundation for eServ
                                         Connect/eCare/eClient
Talisma                                  CRM not used
CheckFree I-Solutions                    EBPP engine
CheckFree Corporation                    Biller Service Provider
SpeedScan                                Document Storage/Retrieval Product
IBM Passport                             IBM Software support for DB2
Network Associates PGP eBusiness Server  Security Software - maintenance
Southwestern Bell Services               Local Loop Services
Southwestern Bell Maintenance            PBX
Worldcom                                 T1s for Internet support
Southern Plains Power                    UPS
Timewarner Telecom                       Internet and local loop Support
Safesite, Inc.                           Offsite Secure Storage for backup tapes
Digital Defense                          Security Services
Powerware                                Generator Maintenance
SBC Datacom                              Disaster Recovery Cold Site
Sungard Disaster Recovery Services       Disaster Recovery
IBM ValuePlan Lease Agreement            IBM X440 and DB2 agreement
Metavante Corporation                    Bill Distribution
Paytrust                                 Bill Distribution
Cyberbills                               Bill Distribution
MasterCard RPPS                          Bill Distribution
Paymentech                               Payment Services
ACH Commerce                             Payment Services
Merchant Commerce (Innuity)              Payment Services
BankOne Treasury Management              Payment/Banking Services
ICS Security Monitoring                  Building Security
DSI Escrow                               Software Escrow Services
Network Appliance                        Hardware Maintenance
GE Capital                               Copier/Fax Leases
De Lage Landen                           Copier Leases

Third Party Software-see Schedule R

2. Clients

21st Century Insurance- See Schedule T
Bank One
AFSA Data Corp.
Alameda Power & Telecom
Allegheny- See Schedule T
AT&T
Avista-See Schedule T
Call Vision
Central Maine Power
CheckFree
Chevron
Chevron Canada
Church Matters
City of Naperville
City of San Diego
Clark PUD
Connecticut Gas
Dow Jones (Barron's, WSJ)
Entex-See Schedule T
Intermountain Gas- See Schedule T
Las Vegas Valley Water District
Metavante/Paytrust
Montana Power Company/Northwestern Energy
NCAA
Personix
Puget
Sallie Mae Solutions
San Antonio Express-News
San Antonio Water System
San Diego Union Tribune
SFPUC-See Schedule T
Sierra Telephone
Southern Connecticut Gas
Time Warner
Unitil
Waste Management (eCare only)

3. Shareholder Agreement, Billserv Australia PTY Limited

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

-------------------------------------------------------------------------------------------------------------
SERVER NAME                         SERVER TYPE             Serial Number or Service Tag Number
-------------------------------------------------------------------------------------------------------------
CLAYFACE                            DELL DIMENSION          3IDQG
-------------------------------------------------------------------------------------------------------------
DAGGER                              IBM NETIFINITY 4        23H1895
-------------------------------------------------------------------------------------------------------------
PHOENIX                             IBM eSERVER x           78P44567
-------------------------------------------------------------------------------------------------------------
ROBIN                               IBM NETIFINITY 7        23T3741
-------------------------------------------------------------------------------------------------------------
VISION                              DELL DIMENSION          2ZRLA
-------------------------------------------------------------------------------------------------------------
CALYPSO                             DELL OPTIPLEX           456S10B
-------------------------------------------------------------------------------------------------------------
DIRECTDELIVERY2                     IBM NETFINITY 4         23H2136
-------------------------------------------------------------------------------------------------------------
MAGNETO                             IBM NETFINITY 5         23X3504
-------------------------------------------------------------------------------------------------------------
HAWKMAN                             IBM NETFINITY 4         23H2206
-------------------------------------------------------------------------------------------------------------
PENGUIN                             DELL OPTIPLEX           42T8K01
-------------------------------------------------------------------------------------------------------------
SABRETOOTH                          IBM NETFINITY 4         23A4596
-------------------------------------------------------------------------------------------------------------
SPIDERMAN                           IBM NETFINITY 7         23C1747
-------------------------------------------------------------------------------------------------------------
VINDICATOR                          DELL OPTIPLEX           7XBL20B
-------------------------------------------------------------------------------------------------------------
ELECTRA                             DELL DIMENSION           8RDMI
-------------------------------------------------------------------------------------------------------------
JOKER1                              IBM NETFINITY 5         23X3470
-------------------------------------------------------------------------------------------------------------
PYRO                                DELL DIMENSION          FHUJ9
-------------------------------------------------------------------------------------------------------------

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

-------------------------------------------------------------------------------------------------------------
WENDIGO                             IBM NETFINITY 7         23F0588
-------------------------------------------------------------------------------------------------------------
ATLAS                               IBM MPRO                23BCT39
-------------------------------------------------------------------------------------------------------------
BATGIRL                             IBM NETFINITY 4         23A3970
-------------------------------------------------------------------------------------------------------------
SERVER NAME                         SERVER TYPE             Serial Number or Service Tag Number
-------------------------------------------------------------------------------------------------------------
BEAST                               IBM NETFINITY 4         23A2158
-------------------------------------------------------------------------------------------------------------
BISHOP                              IBM NETFINITY 5         23F6952
-------------------------------------------------------------------------------------------------------------
BRAINIAC                            IBM NETFINITY 4         23H3776
-------------------------------------------------------------------------------------------------------------
BULLSEYE                            IBM NETFINITY 4         23K6088
-------------------------------------------------------------------------------------------------------------
CABLE                               IBM MPRO                23AAA21
-------------------------------------------------------------------------------------------------------------
CATWONMAN                           IBM NETFINITY 5         23D6140
-------------------------------------------------------------------------------------------------------------
CLOAK                               IBM NETFINITY 4         23H2431
-------------------------------------------------------------------------------------------------------------
CYCLOPS                             DELL OPTIPLEX           1NNFJ01
-------------------------------------------------------------------------------------------------------------
DAFFY                               IBM NETFINITY 4         23H2419
-------------------------------------------------------------------------------------------------------------
DAREDEVIL                           IBM NETFINITY 4         23K7020
-------------------------------------------------------------------------------------------------------------
DEADPOOL                            DELL OPTIPLEX           8XGM501
-------------------------------------------------------------------------------------------------------------
DIRECTDELIVERY                      IBM eSERVER x           23H8796
-------------------------------------------------------------------------------------------------------------

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

-------------------------------------------------------------------------------------------------------------
GOLIATH                             IBM X440                78-R3526
-------------------------------------------------------------------------------------------------------------
GRENDEL                             IBM NETFINITY 4         23H2206
-------------------------------------------------------------------------------------------------------------
HAWKEYE                             IBM NETFINITY 7         23T4577
-------------------------------------------------------------------------------------------------------------
IRONMAN                             IBM NETFINITY 5         552250K
-------------------------------------------------------------------------------------------------------------
LEX                                 IBM NETFINITY 5         23A0418
-------------------------------------------------------------------------------------------------------------
LOBO                                IBM NETFINITY 7         23T4916
-------------------------------------------------------------------------------------------------------------
MEPHISTO                            DELL DIMENSION          1C42T
-------------------------------------------------------------------------------------------------------------
SERVER NAME                         SERVER TYPE             Serial Number or Service Tag Number
-------------------------------------------------------------------------------------------------------------
MYSTERIO                            IBM NETFINITY 4         23Y1866
-------------------------------------------------------------------------------------------------------------
RIDDLER                             IBM NETFINITY 5         23GY969
-------------------------------------------------------------------------------------------------------------
ROGUE                               IBM NETFINITY 5         23GX871
-------------------------------------------------------------------------------------------------------------
SCARECROW                           IBM NETFINITY 5         552408H
-------------------------------------------------------------------------------------------------------------
SENTRY                              DELL OPTIPLEX           9RHMB01
-------------------------------------------------------------------------------------------------------------
SPAWN                               IBM eSERVER X           23H8736
-------------------------------------------------------------------------------------------------------------
SUPERMAN                            IBM NETFINITY 7         23A0908
-------------------------------------------------------------------------------------------------------------
THING                               IBM NETFINITY 7         23T4900
-------------------------------------------------------------------------------------------------------------
TOAD                                DELL OPTIPLEX           9BV4M01
-------------------------------------------------------------------------------------------------------------

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

---------------------------------------------------------------------
WOLVERINE                           IBM eSERVER X           78P4574
---------------------------------------------------------------------
CARNAGE                             DELL OPTIPLEX           9XGM501
---------------------------------------------------------------------
GALACTUS                            IBM eSERVER x           23H1452
---------------------------------------------------------------------
GAMBIT                              DELL DIMENSION          FIDFL
---------------------------------------------------------------------
GLEEK                               IBM NETFINITY 5         552407A
---------------------------------------------------------------------
NOMAD                               DELL OPTIPLEX           13JQ501
---------------------------------------------------------------------
SILVERSURFER                        DELL DIMENSION          4JH8U
---------------------------------------------------------------------
SIREN                               DELL DIMENSION          9JL5U
---------------------------------------------------------------------
STRYFE                              DELL OPTIPLEX           CXGM501
---------------------------------------------------------------------
TUNDRA                              DELL DIMENSION          3IDQI
---------------------------------------------------------------------
VENOM                               DELL DIMENSION          6WP2401
---------------------------------------------------------------------
NAMOR                               IBM MPRO                23AAA18
---------------------------------------------------------------------

CICSO ROUTER*                       CICSO - PAYMENT TECH
SPEEDERS FAX MODEM*                 ROBOTICS - PAYMENT TECH
CICSO ROUTER*                       CICSO - WASTE MGMT.
ACCESS POINT 450 DSU T1*            LCENT - SPECTRUM
ROBOTICS MODEM (DIAL BACKUP)*       ROBOTICES - SPECTRUM

*Please note these assets are owned by Billserv's clients

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

Networking LAN/WAN Assets:

14 Network Racks                    IBM
7 Network Rack                      Ortronics
Tape System                         Qualstar

Datacenter:
2 ten-ton A/C Units                 Liebert
UPS                                 Powerware
Generator                           Kohler Power Systems
Fire Detection & Suppression        Fike
Fire Alarm Equipment                Fike
Command Center                      Infra-Structures, Inc.
4 File cabinets

PC'S AND LAPTOPS
      Item#       PC Name Field                                 Tag Number             Location             Jack ID  Number
      -----       -------------                                 ----------             --------             -------  ------
        70        S-Juliar                                      w7rgh                  help desk room                4056
       123        QA_MAC                                        ym028dakjav                                 2a076    4088
        56        Dell-2 spare parts                            dl4130b                helpdesk room                 4145
       146        M_HYNES                                       d7c920b                                     2b031    4146
        27        OUTSIDER2                                     12vux                  (by Shad)                     4037
       139        B_Tiller                                                                                  2b013    4151
        52        Dell spare parts                              73m4701                storage room                  4152
        79        T_LYNCH                                       36ui0                                       2a006    4006
        80        J-GONZALES                                    20xci0b                                     2a007    4007
        78        A_GUIDRY                                      9JL6I                                       2a005    4008
        86        J_PULLIN                                      e8uqu                                       2a014    4010
        88        F_ZENG                                        23dmmm6                                     2a017    4011
        87        K_OBRIEN                                      2c0720b                                     2a016    4013
        17        M_HARPER                                      cqp3k                  help desk room                4143

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

        36        J_BOYSON                                      gv8g601                help desk room                4144
        90        P_TEPICHIN                                    23aaaf8                                     2a020    4014
        92        M-KUSKE                                       di5w00b                                     2a022    4016
        66        C1K6210H1011                                  fk005ag                help desk room                4045
        38        R_ROHRBOUGH2                                  fk008ph                help desk room                4046
        40        B_Waggner-Laptop                              6an5a                  help desk room                4055
        93        T_WILLIAMS                                    9lrn701                                     2a023    4017
        95        R_ANDREWS                                     e8uqt                                       2a025    4018
        94        S-GERICK - LapTop                             fk3tq01                                     2a024    4019
        97        M-JOCSON                                      8rdnd                                       2a027    4020
        59        MSMQ Test                                     j16l20b                (By Joe's desk)               4021
        60        MSMQ Test Two                                 50t0001                (by Joe's desk)               4022
        98        G_CONRAD                                      9hh7c01                (Xin using it)       2a028    4023
       100        L_LANE                                        ejuwx                                       2a030    4024
       101        P_BRYANT                                      8rdpn                                       2a031    4025
       102        S-HEATH                                       b6h8y                                       2a032    4026
       132        P_WALTHER                                     30t001                                      2b004    4027
       130        J-HERNANDEZ                                   156s10b                                     2b002    4028
       129        L_THORNTON                                    cdi0b                                       2b001    4029
       131        E_OLIVO                                       hkm8501                                     2b003    4030
       133        R_OGAN                                        h23jq501                                    2b005    4031
       136        ninaharwood - laptop                          1fh8r01                                     2b008    4032
       134        MICKEY - laptop                               9wkr701                                     2b006    4033
        96        J_RODRIGUEZ - laptop                          6lbsc01                                     2a026    4035
        99        A_PEREZ                                       FKIJA                                       2a029    4036
        10        J_Knippa                                      8rdn8                  help desk room                4039
        33        C1K6216H1007                                  fk004lt                help desk room                4041
        13        C1K5703H1025                                  FK0054W                help desk room                4042
        19        C1K5705H1018                                  fk0054n                help desk room                4044
        35        C1K6211H1020                                  fk004pv                help desk room                4047
        7         C1K6041H1002                                  fk008lu                help desk room                4048
        34        C1K6212H1016                                  FK0090Y                helpdesk room                 4049
        75        IBM Thinkpad - laptop                         14xfs                  help desk room                4050
        31        E_KIRBY - laptop                              689ih                  Help Desk room                4051
        71        A_Moquin - laptop                             7d39701                help desk room                4052
        74        D_Olwert - laptop                             11mpm                  help desk room                4053
        3         M-FRY2 - laptop                               76ecx                  help desk room                4054
        69        Training Room Laptop                          w8mdv                  help desk room                4057

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

        8         MattFrye                                      3ck3401                help desk room                4059
        72        R-Whitten2 - laptop                           8ilmc                  help desk room                4061
        28        J_CLINTON                                     fidfi                  help desk                     4062
        21        ESTUDIO-SPARE                                 qth6001                help desk room                4063
        4         SMAC-2 - laptop                               w7b86                  help desk room                4064
        5         SMAC3 - laptop                                w1vbh                  help desk room                4065
        6         SMAC4 - laptop                                w1yjq                  help desk room                4066
       138        M-Millard                                     7jhy001                                     2b012    4067
        49        Mark Three                                    v58nc                  war room                      4069
       128        SabrinaArausa                                 3idnn                                       2a078    4083
       127        ChrisRoss                                     fmf820b                                     2a077    4084
       122        SarahBernier                                  fi5w00b                                     2a076    4085
       120        SalmaMartinez                                 3lef3                                       2a075    4086
       119        JackConrad                                    3sfb40b                                     2a074    4087
       125        98-Outsider                                   hp077                                       2a076    4089
       121        QA_NT-OUTSIDER                                3idnl                                       2a076    4090
       124        QATEST3                                       36v0n                                       2a076    4091
       126        QATEST4                                       8rdnt                                       2a076    4092
       111        K_Wogulis                                     9idjz                                       2a061    4100
       110        EdAskLand                                     8rdp9                                       2a059    4101
        25        ED-LAP                                        f6e5b                  (Ed's office)                 4102
       108        KristinJay                                    325w00b                                     2a055    4103
       106        SandraOrtiz                                   hi6c20b                                     2a052    4104
        18        F_HERNANDEZ                                   dwx7301                command center                4107
        32        H_RABAGO                                      fwx7301                command center                4108
        24        R_COLE                                        2cw7301                command center                4109
        68        IBMLAP1 (Sniffer)                             14xdr                  command center                4110
        20        N-MORALES -latop                              wutjh                  storage room                  4111
        58        Qa_Conf - laptop                              vz89u                  storage room                  4113
        11        M-LATHAM                                      w8m0u                  storage room                  4116
        22        E-DOUGLAS                                     57rxs                  storage room                  4117
        2         J-KENNEDY                                     fhujb                  storage room                  4118
        61        R_Wilson                                      c93ej                  storage room                  4119
        43        J-STANDIFIRD                                  23dmmr0                storage room                  4120
        16        A_Rodriguez                                   1c42j                  storage room                  4121
        64        T_Keith                                       4jh6e                  storage room                  4122
        65        T_Coleman                                     ep3es                  storage room                  4123
        30        K_Robinson                                    4sfb40b                storage room                  4124

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

        76        V_Meeder Old Pc                               7hx7301                storage room                  4125
        45        New Dell                                      1cw7301                storage room                  4126
        46        Dell Demo                                     9t8m00b                storage room                  4127
        57        Dell                                          73m4701                storage room                  4128
        48        Dell                                          J15w00b                storage room                  4129
        39        Dell                                          915w00b                storage room                  4130
        50        Gateway (Old)                                 1042b                  storage room                  4131
        51        IBM spare parts                               23dmmh3                storage room                  4132
        42        B_Zahl - laptop                               w7rg1                  storage room                  4133
       103        A_Learner (SR-1)                              10t0001                                     2a033    4134
       104        SR-4                                          equ98                                       2a033    4135
        55        Black Flat Monitor                                                   storage room                  4136
        9         MikeHynes - laptop                            h42pv                  (Mike's office)               4147

        83        C1K6040H1013                                  fk008rk                                     2a011    4001
        82        C1K60421A026                                  FK009K8                                     2a010    4002
        84        C1K6214H1014                                  fk008ga                                     2a012    4003
        85        C1K62181A025                                  FK008ZY                                     2a013    4004
        81        J_Smith3                                      fk0d8ch                                     2a008    4005
        89        A_CRAMER                                      3IDNP                                       2a018    4012
        91        K_FOX                                         6u0wk                                       2a021    4015
       150        B_Baran                                       22dfj                                       2b037    4080

        26        R_KAUFTHEIL -laptop                           zqvbf                  storage room                  4114

        67        M-Jisha2                                      w8iju                  storage room                  4115

        47        R_Linder - Laptop                             76epy                  (Jose's home)

        63        train-2                                       gt0s501                help desk room                4058

        62        train-3                                       879j101                help desk room                4060
  Printers/Scanners
        Item#         Brand           Type           Model           IOS or IP       Serial          Location        Number
        -----         -----           ----           -----           ---------       ------          --------        ------
          3           HP              LaserJet       4000                            USMB290169      by Ruth         5006
          4           HP              LaserJet       4050            172.16.2.36     USBD026177                      5005
          5           HP              LaserJet       4050            172.16.2.28     USBB372455                      5003
          6           HP              LaserJet       8100            172.16.2.25     USBG025620                      5008
          7           HP              ColorJet       2000C           172.16.2.22                                     5009
          8           HP              LaserJet       4000            172.16.2.23     USEF234245                      5002

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

          9           HP              LaserJet       4000            172.16.2.29     USQX008936                      5001
          11          HP              LaserJet       4000                            HPLJP001        helpdesk room   5024
          12          HP              LaserJet       4000                            HPLJP002        helpdesk room   5025
          13          HP              LaserJet       4000                            HPLJP003        helpdesk room   5026
          14          Hp              LaserJet       1100                            USGN356254      Mike's office   5030
          15          HP              ScanJet        ADF                             SG9AA17083      by Ruth         5007
          19          HP              LaserJet       2100                            USGZ180669      storage room    5017
          20          HP              LaserJet       3100                            USBC077411      storage room    5018
          21          HP              LaserJet       3100                            USDL002805      storage room    5019
          22          HP              LaserJet       3100                            USBC079279      storage room    5020
          23          HP              LaserJet       3100                            USDL002820      storage room    5021
          24          HP              LaserJet       3100                            USBC065952      storage room    5022
          27          HP              LaserJet       3150                            USFL002333      helpdesk room   5028
          31          Epson                                                          CP5E013670      by QA           5033
          32          HP              LaserJet       3100                            USBC070191      Melissa's office5035

Billserv Australia Servers:
S-CHEWBACCA                         IBM eSERVER x             23H8346
S-DARTHVADER                        IBM eSERVER x             23H8381
S-DEATHSTAR                         IBM eSERVER x             23H8497
SKYWALKER                           IBM eSERVER x             23H8975
S-YODA                              IBM eSERVER x             23H8491
OBWAN(was Angel)                    IBM eSERVER x             23H8537

SERVER NAME                         SERVER TYPE               Serial number or Service Tag
-----------                         -----------               ----------------------------
ADVANCED                            IBM PC300GL               23AAAG9
BATMAN                              IBM NETFINITY 5           23A0851
BILLSER                             DELL OPTIPLEX             M200005
FLASH                               DELL DEMENSION            UD5YG
GUARDIAN                            DELL DEMENSION            FGBW60

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

HITMAN                              DELL DEMENSION            1C42W
MAT                                 DELL DEMENSION            IGVV2
NIGHTCRAWLER                        DELL OPTIPLEX             FMNFJ01
ODIN                                IBM NETFINITY 7           23T4890
PUNISHER                            IBM NETFINITY 7           23T4373
STORM                               IBM MPRO                  238CT24
TWOFACE                             IBM MPRO                  23AAA23
COLOSSUS                            NET APPLIANCE F760        21183
HULK                                NET APPLIANCE F760        21183
LOKI                                IBM NETFINITY 5           23X3475

NETWORK EQUIPMENT                   MODEL                     VENDOR
-----------------                   -----                     ------
PIX FIREWALL                        515                       CISCO
PIX FIREWALL                        515                       CISCO
EDGE ROUTER - TW                    7140                      CISCO
EDGE ROUTER - UUNET                 7140                      CISCO
4000 SWITCH (WIRING CLOSET)         4003                      CISCO
4000 SWITCH (WIRING CLOSET)         4003                      CISCO
4000 SWITCH (CORE NETWORK)          4006                      CISCO
4000 SWITCH (CORE NETWORK)          4006                      CISCO
2950 SWITHC (LOAD BALANCERS)        2950                      CISCO
2950 SWITHC (LOAD BALANCERS)        2950                      CISCO
F5 DNS                              3DNS                      F5
F5 DNS                              3DNS                      F5
F5 LOAD BALANCER/SWITCH             BIG-IP                    F5
F5 LOAD BALANCER/SWITCH             BIG-IP                    F5
LANROVER E/PLUS DIALUP              56KP                      SHIVA

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

ADTRAN DS3 LOCAL CONNECT POINT      DS3                       SBC
ADTRAN UUNET DALLAS                 T1                        SBC
ADTRAN UUNET HOUSTON                T1                        SBC
ADTRAN TIME WARNER                  DS3                       SBC
ADTRAN (SPARE)                      T1                        SBC
SOLO SELECT DSU T1                  T1                        SOLO
1 Telephone Switch                  Option 21                 Nortel

Telephones & Speaker Phones
  Item#              Name                    Model#               Serial Number            Location       Jack ID      Number   CB
  -----              ----                    ------               -------------            --------       -------      ------   --
    1    ShelbyGoolsby                       M2008                 NT9K16AC-03                             2a003        6001    X
    2    Reception Area                      M2616                NNTM29324T7T                             2a054        6131    X
    3    Copy Room                           M2008                 NT2K08GH-03                             2b054        6126    X
    4    Board Room                          M2008                 NT2K08GH-03                             2a001        6132    X
    5    Board Room                      Sound Station              12258527                               2a001        6133    X
    6    A_GUIDRY                            M2008                NNTM6092D12C                             2a005        6002    X
    7    T_LYNCH                             M2008                NNTM6095DDFC                             2a006        6003    X
    8    J-GONZALES                          M2008                NNTM60A1938C                             2a007        6004    X
    9    J_Smith3 (Jarrent)                  M2008                 NT2K08GH-03                             2a008        6005    X
   10    Empty Desk                          M2008                 NT9K08AD-03                             2a009        6006    X
   11    C1K60421A026                        M2008                 NT2K08GH-03                             2a010        6007    X
   12    C1K6040H1013                        M2008                 NT2K08GH-03                             2a011        6008    X
   13    C1K6214H1014                        M2008                 NT2K08GH-03                             2a012        6009    X
   14    C1K62181A025                        M2008                NNTM60B444BC                             2a013        6010    X
   15    J_PULLIN                            M2008                NNTM609628C7                             2a014        6011    X
   16    F_ZENG                              M2008                NNTM60B44574                             2a016        6012    X
   17    Empty Desk                          M2008                NNTM60A19355                             2a017        6014    X
   18    K_OBRIEN                            M2008                NNTM60955853                             2a018        6015    X
   19    A_CRAMER                            M2008                NNTM60B444BE                             2a019        6013    X
   20    P_TEPICHIN                          M2008                NNTM60B444D0                             2a020        6016    X
   21    K_FOX                               M2008                NNTM60A19354                             2a021        6018    X
   22    M-KUSKE                             M2008                NNTM60962803                             2a022        6019    X
   23    T_WILLIAMS                          M2008                NNTM60A1932C                             2a023        6017    X
   24    S-GERICK - LapTop                   M2008                NNTM60B44401                             2a024        6020    X
   25    R_ANDREWS                           M2008                NNTM609628C5                             2a025        6022    X
   26    J_RODRIGUEZ - laptop                M2008                NNTM60962804                             2a026        6021    X
   27    M-JOCSON                            M2008                NNTM60950E11                             2a027        6023    X
   28    G_Conrad (Xin)                      M2008                NNTM6095DDDB                             2a028        6026    X

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

   29    A_PEREZ                             M2008                NNTM6095DE0E                             2a029        6024    X
   30    L_LANE                              M2008                NNTM609628BC                             2a030        6027    X
   31    P_BRYANT                            M2008                NNTM60A1934E                             2a031        6025    X
   32    S-HEATH                             M2008                NNTM60A1937F                             2a032        6028    X
   33    A_Learner (SR-1)                    M2008                NNTM60962807                             2a033        6029    X
   34    N-Ducote                            M2008                NNTM60934D5F                             2a037        6134    X
   35    N-Ducote                        Sound Station              12225083                               2s042        6135    X
   36    SandraOrtiz                         M2008                 NT9K08AD-03                             2a052        6125    X
   37    Empty Desk                          M2008                 NT9K16A3-03                             2a053        6124    X
   38    Diana Curry (old desk)              M2616                NNTM60B5BC56                             2a056        6129    X
   39    Eric Douglas                        M2008                NNTM60A19FB1                             2a054        6123    X
   40    KristinJay                          M2008                NNTM609628C2                             2a055        6122    X
   41    K_KELLER                            M2008                NNTM6093461C                             2a058        6130    X
   42    Ed AskLand                          M2008                NNTM60A19F2E                             2a059        2121    X
   43    Ed AskLand                      Sound Station              122252223                              2a059        6149    X
   44    K_Wogulis                           M2008                NNTM6095DDD3                             2a061        6120    X
   45    implementations                     M2008                NNTM6096628C8                            2a062        6119    X
   46    implementations                     M2008                 NT9K08AD-03                             2a063        6118    X
   47    implementations                     M2008                NNTM6095DEDA                             2a064        6117    X
   48    P_LONG                              M2008                 NT9K08AD-03                             2a065        6116    X
   49    LeslieOttmers                       M2008                NNTM29326087                             2a066        6142    X
   50    JoanieLeihsing                      M2008                 NT9K08AD03                              2a067        6115    X
   51    Empty Desk                          M2008                NNTM609628B8                             2a068        6114    X
   52    CurtisReese                         M2008                NNTM609628C0                             2a069        6113    X
   53    KayGerfers                          M2008                 NT9K08AD-03                             2a070        6112    X
   54    PattySuplick                        M2008                NNTM6095DDE2                             2a071        6111    X
   55    QA Conference Room              Sound Station              12434206                               2a045        6148    X
   56    S-Gerick                            M2008                NNTM60B444C2                             2a073        6110    X
   57    JackConrad                          M2008                 NT9K08AD-03                             2a074        6109    X
   58    SalmaMartinez                       M2008                NNTM6095DE03                             2a075        6108    X
   59    ChrisRoss                           M2008                NNTM60A19399                             2a077        6107    X
   60    SabrinaArausa                       M2008                NNTM6095DDF9                             2a078        6106    X
   61    L_THORNTON                          M2008                NNTM6095DDAA                             2b001        6032    X
   62    J-HERNANDEZ                         M2008                NNTM609628C9                             2b002        6030    X
   63    E_OLIVO                             M2008                NNTM29326082                             2b003        6033    X
   64    P_WALTHER                           M2008                NNTM29324NRJ                             2b004        6031    X
   65    R_OGAN                              M2008                NNTM60962774                             2b005        6035    X
   66    MICKEY - laptop                     M2008                NNTM6095000B                             2b006        6036    X
   67    M_JISHA                             M2008                NNTM609628C3                             2b007        6034    X
   68    ninaharwood - laptop                M2008                NNTM60B444BF                             2b008        6037    X

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

   69    Melissa Askland                     M2008                NNTM6095DE0F                             2B010        6146    X
   70    Melissa Askland                 Sound Station              12250756                               2B009        6147    X
   73    B_Tiller                        Sound Station              12457554                               2b063        6137    X
   74    Bill Tiller                         M2616                NNTM609346A1                             2b013        6088    X
   85    GuyGould                            M2008                NNTM60962806                             2b029        6128    X
   86    M_HYNES                             M2008                serial phone                             2b031        6158    X
   87    KimMcCoy                            M2008                NNTM2932608A                             2b032        6105    X
   88    Empty Desk                          M2008                NNTM60962805                             2B033        6104    X
   89    stevewilson -laptop                 M2008                NNTM6095DDDD                             2b039        6103    X
   90    R_GIL                               M2008                NNTM60B443DF                             2b044        6102    X
   91    Finance                             M2008                 NT9K08AD-03                             2b045        6101    X
   92    RuthTorres                          M2008                NNTM6093461D                             2b047        6100    X
   93    FINANCE                             M2007                 NNTM60B443B                             2b048        6099    X
   94    S_MULLIGAN or L_Turner              M2008                NNTM60B2BC7F                             2b050        6098    X
   95    ArleenWatson                        M2008                NNTM60G0RBBH                             2b051        6097    X
   96    Empty Desk                      Sound Station              12300643                               2b056        6092    X
   97    Empty Desk                          M2008                NNTM6095DDF8                             2b056        6091    X
   98    Empty Desk                          M2616                NNTM60934D67                             2b059        6089    X
   99    Empty Desk                          M2616                NNTM60934D70                             2b060        6090    X
   100   implementations                     M2008                NNTM6095DEDA                             2b064        6117    X
   101   Empty Desk                          M2008                NNTM609628B8                             2B068        6114    X
   102   Command Center/Computer Rm          M2008                NNTM6095DE06                                          6150    X
   103   Command Center/Computer Rm          M2008                NNTM293260C0                                          6151    X
   104   Command Center/Computer Rm        AT&T 900MH           T010900019515201                         Cordless       6152    X
   105   Command Center/Switch Room          M2008                NNTM6095DDE0                                          6153    X
   106   Command Center/Switch Room          M2250                NNTM6094770C                                          6154    X
   107   Command Center/Switch Room          M2008                NNTM293240E1                                          6155    X
   108   Command Center/Switch Room          M2008                NNTM29326088                                          6156    X
   109   IT Conference Room              Sound Station              12300634                               2a036        6157    X

                          Third-Party Software Licenses

                                 Included Assets

Third-Party Software                Status            QTY        Total
--------------------                ------            ---        -----
Database 2 EE                       included           14          14
i-Solutions                         included            1           1
Avolent OFX Server (see schedule L) included            1           1

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

Windows 2000 AS OS                  included           20          20
Windows 2000 Pro OS                 included           91          91
Windows 2000 Server OS              included            8           8
Windows 98 OS                       included            2           2
Windows NT OS                       included           31          31
SQL Server Windows NT               included            7           7
PGP Desktop                         included           71          71
PGP eBusiness Server                included            4           4
Delphi 5 Enterprise                 included            3           3
Java/ASP/JSP                        included           20          20
Visual Basic                        included            4           4
Adobe Acrobat                       included            5           5
Adobe Reader                        included           59          59
Adobe Framemaker                    included            1           1
Adobe Illustrator                   included            3           3
Adobe Pagemaker                     included            2           2
Adobe Photoshop                     included            3           3
ColdFusion                          included            1           1
Director                            included            1           1
Dreamweaver                         included            8           8
Drumbeat                            included            1           1
Flash                               included            8           8
Backoffice NT Server                included            1           1
Exchange Server                     included            2           2
Internet Explorer                   included           84          84
Office 2000 Professional            included          108         108
Project 2000                        included            9           9
Visio Professional                  included           18          18
PC Anywhere Host/Remote             included           50          50
Miva                                included            2           2
eShare - NetAgent (CRM) (see schedule L)
                                    included            1           1
Symposium                           included            1           1
Talisma CRM Suite (see schedule L)  included            1           1

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

Billserv Assets
(Furniture and
Fixtures Only)
------------------------------------------------------------------------------------------------------------------------------------
Inventory                                                                                             Total Cyberstarts  Billserv's
Number   Floor  Location                  Description                                                 QTY   QTY          QTY
------------------------------------------------------------------------------------------------------------------------------------
 2000    2      Boardroom                 Boardroom Table (seats 20)                                     1               1
------------------------------------------------------------------------------------------------------------------------------------
 2002    2      Boardroom                 Whiteboard  Rolling                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2003    2      Boardroom                 Auxillary Moniter                                              1               1
------------------------------------------------------------------------------------------------------------------------------------
 2005    2      Boardroom                 Audio Cabinet w/ Extron Crosspoint Series                      1               1
------------------------------------------------------------------------------------------------------------------------------------
                                          excess controller                                              1               1
------------------------------------------------------------------------------------------------------------------------------------
 2006    2      Boardroom                 White Tables                                                   1               1
------------------------------------------------------------------------------------------------------------------------------------
 2007    2      Boardroom                 White-roll-around desk                                         1               1
------------------------------------------------------------------------------------------------------------------------------------
 2008    2      Boardroom                 Podium (Wooden)                                                1               1
------------------------------------------------------------------------------------------------------------------------------------
 2009    2      Boardroom                 Panja Audio Visual Controller with Screen
                                          (black, 8 in. display)                                         1               1
------------------------------------------------------------------------------------------------------------------------------------
 2010    2      Boardroom                 Video Visualizer (Canon RE 350)                                1               1
------------------------------------------------------------------------------------------------------------------------------------
 2017    2      QA Area/Tech. Supp.       White Rolling Table                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2020    2      QA Area VP Office         Wall-mounted white board                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2021    2      QA Area VP Office         Wooden Exec. Desk w/Hutch                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2022    2      QA Area VP Office         Wooden Table                                                   1               1
------------------------------------------------------------------------------------------------------------------------------------
 2024    2      QA Area VP Office         Black Leather Exec. Chair                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2026    2      QA Area Dir Office        Lateral Cabinert (2 drawer, black)                             1               1
------------------------------------------------------------------------------------------------------------------------------------
 2027    2      QA Area Dir Office        Small Rolling File Cabinet (black/gray top)                    1               1
------------------------------------------------------------------------------------------------------------------------------------
 2028    2      QA Area Dir Office        Director Cube                                                  1               1
------------------------------------------------------------------------------------------------------------------------------------
 2030    2      QA Area Dir Office        Roll-around White Table                                        1               1
------------------------------------------------------------------------------------------------------------------------------------
 2033    2      Acct. Manager             White insert Table                                             1               1
------------------------------------------------------------------------------------------------------------------------------------
 2037    2      Tech. Support             White Insert Table                                             1               1
------------------------------------------------------------------------------------------------------------------------------------
 2043    2      QA Conference Room        Conference Table (6 sections, white)                           1               1
------------------------------------------------------------------------------------------------------------------------------------
 2044    2      QA Conference Room        Wall-mounted white board                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2047    2      QA Tester Area            Large White Rolling Table                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2048    2      QA Tester Area            White Insert Table                                             1               1
------------------------------------------------------------------------------------------------------------------------------------
 2051    2      CM Area                   Large White Rolling Table                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2052    2      CM Area                   White Insert Table                                             1               1
------------------------------------------------------------------------------------------------------------------------------------
 2054    2      Acct. Area                White insert Table                                             1               1
------------------------------------------------------------------------------------------------------------------------------------
 2063    2      Acct. Area                Director Cube                                                  1               1
------------------------------------------------------------------------------------------------------------------------------------
 2064    2      Acct. Area                Rolling White Board                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2065    2      Acct. Area                Rolling White Table                                            1               1
------------------------------------------------------------------------------------------------------------------------------------

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

------------------------------------------------------------------------------------------------------------------------------------
 2068    2      Acct. Area                Gray Rolling Chair in Dir. Office                              1               1
------------------------------------------------------------------------------------------------------------------------------------
 2069    2      Acct. Area                Director Cube                                                  1               1
------------------------------------------------------------------------------------------------------------------------------------
 2072    2      Acct. Area                Green Leaf Rolling Chair                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2073    2      Acct. Area                Director Cube                                                  1               1
------------------------------------------------------------------------------------------------------------------------------------
 2075    2      Acct. Area                Leaf Rolling Chair (red)                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2077    2      Acct. Area                White Rolling Table                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2078    2      Acct. Area                Director Cube                                                  1               1
------------------------------------------------------------------------------------------------------------------------------------
 2080    2      Acct. Area                Wall Mounted White Board                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2082    2      Acct. Area                White Rolling Table                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2083    2      Acct. Area                Red Rolling Leaf Chair                                         1               1
------------------------------------------------------------------------------------------------------------------------------------
 2084    2      Acct. Area                Smalll White Rolling Table                                     1               1
------------------------------------------------------------------------------------------------------------------------------------
 2089    2      Accounting                2-Drawer Lateral Cabinet (black)                               1               1
------------------------------------------------------------------------------------------------------------------------------------
 2090    2      Accounting                Biege Rolling Cabinet (small)                                  1               1
------------------------------------------------------------------------------------------------------------------------------------
 2093    2      Accounting                Oval Rolling Table (white)                                     1               1
------------------------------------------------------------------------------------------------------------------------------------
 2094    2      Accounting                4-Drawer Black Lateral Cabinet                                 1               1
------------------------------------------------------------------------------------------------------------------------------------
 2100    2      Executive Area            4-Drawer Lateral Cabinet (black)                               1               1
------------------------------------------------------------------------------------------------------------------------------------
 2101    2      Executive Area            5-Drawer Lateral Cabinet (black, 4ft wide)                     1               1
------------------------------------------------------------------------------------------------------------------------------------
 2103    2      Copy/Mail Area            White Insert Table                                             1               1
------------------------------------------------------------------------------------------------------------------------------------
 2112    2      Exec. Admin.              2- Drawer Filing Cabinet                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2113    2      Exec. Admin.              4-Drawer Filing Cabinets                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2114    2      Exec, Admin.              Director Cube (Bill Mames old desk)                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2116    2      Exec. Admin.              Rolling Oval  White Desk                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2117    2      Exec. Admin.              Small Rolling Cabinet (black/white top)                        1               1
------------------------------------------------------------------------------------------------------------------------------------
 2118    2      Exec. Admin.              4-Drawer Lateral Cabinet                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2121    2      Legal Dept.               Wooden Round Table                                             1               1
------------------------------------------------------------------------------------------------------------------------------------
 2123    2      Legal Dept.               Black Leather 2-Seater Sofa w/Wooden Legs                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2124    2      Legal Dept.               Black Leather Chair w/Wooden Legs                              1               1
------------------------------------------------------------------------------------------------------------------------------------
 2125    2      Legal Dept.               Wooden Exec.Office Desk w/Hutch                                1               1
------------------------------------------------------------------------------------------------------------------------------------
 2126    2      Legal Dept.               Black Leather Exec. Chair                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2127    2      Legal Dept.               Dark Wood Corner Intable                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2128    2      Legal Dept.               Wooden Exec. Filing Cabinet                                    1               1
------------------------------------------------------------------------------------------------------------------------------------
 2129    2      Legal Dept.               Wooden Exec. Armore (tall)                                     1               1
------------------------------------------------------------------------------------------------------------------------------------
 2130    2      IT Exec. Office           Wooden Round Table                                             1               1
------------------------------------------------------------------------------------------------------------------------------------
 2131    2      IT Exec. Office           Wooden Chairs w/cushion, beige                                 1               1
------------------------------------------------------------------------------------------------------------------------------------
 2132    2      IT Exec. Office           Executive Wooden Desk w/hutch                                  1               1
------------------------------------------------------------------------------------------------------------------------------------
 2133    2      IT Exec. Office           Wall Mounted White Board                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2134    2      IT Exec. Office           Black Leather Exec. Chair                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2152    2      IT Exec. Office           Director Cube                                                  1               1
------------------------------------------------------------------------------------------------------------------------------------
 2153    2      IT Exec. Office           Oval White Rolling Table                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2155    2      IT Exec. Office           Purple Rolling Leaf Chair                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2156    2      IT Exec. Office           4-Drawer Lateral Cabinet (black)                               1               1
------------------------------------------------------------------------------------------------------------------------------------

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

------------------------------------------------------------------------------------------------------------------------------------
 2157    2      IT Exec. Office           Wall Mounted White Board                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2158    2      IT Exec. Office           Round Black Pedistool w/silver base                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2161    2      IT Exec. Office           Wall Mounted White Board                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2164    2      NAG                       Gray Rolling Chair                                             1               1
------------------------------------------------------------------------------------------------------------------------------------
 2168    2      Telecom                   Manger Cube                                                    1               1
------------------------------------------------------------------------------------------------------------------------------------
 2169    2      Telecom                   Small Rolling Cabinet (2-drawer, black w/white top             1               1
------------------------------------------------------------------------------------------------------------------------------------
 2170    2      Telecom                   Green Non-Rolling Chair                                        1               1
------------------------------------------------------------------------------------------------------------------------------------
 2171    2      Telecom                   Black Leather Chair                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2172    2      Telecom                   2-Drawer Black Leteral Cabinet                                 1               1
------------------------------------------------------------------------------------------------------------------------------------
 2173    2      IT Isolated Desk          Semi-Circle White Table                                        1               1
------------------------------------------------------------------------------------------------------------------------------------
 2182    2      IT Analyst                Semi-Circle White Table                                        1               1
------------------------------------------------------------------------------------------------------------------------------------
 2183    2      IT Analyst                Beige Square-Backed Chair (non-rolling)                        1               1
------------------------------------------------------------------------------------------------------------------------------------
 2185    2      IT Conference Room        Green Rolling Chair                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2186    2      IT Conference Room        Oval Conference Table (6 sections, white)                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2187    2      IT Conference Room        Wall-mounted white board                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2189    2      IT Conference Room        Black Cylinder Foam Chairs                                     1               1
------------------------------------------------------------------------------------------------------------------------------------
 2190    2      IT Conference Room        Rolling White Board                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2193    2      IT Conference Room        Rolling White Board                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2196    2      IT Conference Room        Manager Cube                                                   1               1
------------------------------------------------------------------------------------------------------------------------------------
 2197    2      IT Conference Room        Manager Cube                                                   1               1
------------------------------------------------------------------------------------------------------------------------------------
 2198    2      IT Conference Room        Manager Cube                                                   1               1
------------------------------------------------------------------------------------------------------------------------------------
 2199    2      IT Conference Room        Manager Cube                                                   1               1
------------------------------------------------------------------------------------------------------------------------------------
 2201    2      IT Conference Room        Rolling White Board                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2202    2      IT Conference Room        White Oval Table                                               1               1
------------------------------------------------------------------------------------------------------------------------------------
 2203    2      IT Conference Room        4-Drawer Lateral  File Cabinet                                 1               1
------------------------------------------------------------------------------------------------------------------------------------
 2208    2      IT Conference Room        Large White Rectangular Table                                  1               1
------------------------------------------------------------------------------------------------------------------------------------
 2209    2      IT Conference Room        White Insert Table                                             1               1
------------------------------------------------------------------------------------------------------------------------------------
 2214    2      Front Lobby               Black Leather Couch Set                                        1               1
------------------------------------------------------------------------------------------------------------------------------------
 2215    2      Front Lobby               Cloth Chairs with multicolored block pattern                   1               1
------------------------------------------------------------------------------------------------------------------------------------
 2219    2      Front Lobby               Black Leaf Chair                                               1               1
------------------------------------------------------------------------------------------------------------------------------------
 2220    2      Front Lobby               Small Rolling 2-Door Cabinet (white top)                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2221    2      Front Lobby               Small Rolling 3-Door Cabubet                                   1               1
------------------------------------------------------------------------------------------------------------------------------------
 2223    2      Investments               Wooden Table                                                   1               1
------------------------------------------------------------------------------------------------------------------------------------
 2224    2      Investments               Wall Mounted White Board                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2225    2      Investments               Black Leather Rolling Exec. Boardroom                          1               1
------------------------------------------------------------------------------------------------------------------------------------
 2226    2      Investments               Leaf Chair (purple)                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2228    2      Investments               Rolling White Board                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2229    2      Investments               Black Exec. Leather Chair                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2230    2      Investments               Exec. Wooden Desk w/Hutch                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2231    2      Investments               Exec. Aimore (wooden)                                          1               1
------------------------------------------------------------------------------------------------------------------------------------
 2232    2      Investments               Wood Corner Tale                                               1               1
------------------------------------------------------------------------------------------------------------------------------------

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

------------------------------------------------------------------------------------------------------------------------------------
 2233    2      Investments               Black Leather Sofa w/wooden legs                               1               1
------------------------------------------------------------------------------------------------------------------------------------
 2246    2      HR Office                 Exec, Desk w/Hutch                                             1               1
------------------------------------------------------------------------------------------------------------------------------------
 2247    2      HR Office                 2-Drawer Filing Cabinet                                        1               1
------------------------------------------------------------------------------------------------------------------------------------
 2248    2      HR Office                 4-Drawer Filing Cabinets                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2249    2      HR Office                 Black Exec. Leather Chair (rollaway)                           1               1
------------------------------------------------------------------------------------------------------------------------------------
 2250    2      HR Office                 Round Exec. Wood Desk w/4 chairs w/cushions                    1               1
------------------------------------------------------------------------------------------------------------------------------------
 2018    2      QA Area/Tech. Supp.       Analyst Cubes                                                  2               2
------------------------------------------------------------------------------------------------------------------------------------
 2019    2      QA Area/Tech. Supp.       Managers Cubes                                                 2               2
------------------------------------------------------------------------------------------------------------------------------------
 2029    2      QA Area Dir Office        Purple Cushioned Chairs                                        2               2
------------------------------------------------------------------------------------------------------------------------------------
 2034    2      Acct. Manager             Rolling Small Filing Cabinets (black/gray top)                 2               2
------------------------------------------------------------------------------------------------------------------------------------
 2040    2      Deployment Area           Half Tables that make a polygon table - white                  2               2
------------------------------------------------------------------------------------------------------------------------------------
 2042    2      QA Conference Room        Rolling Chairs (red, ribbed backed)                            2               2
------------------------------------------------------------------------------------------------------------------------------------
 2053    2      Acct. Area                Desk Cell                                                      2               2
------------------------------------------------------------------------------------------------------------------------------------
 2055    2      Acct. Area                Rolling Chairs (purple)                                        2               2
------------------------------------------------------------------------------------------------------------------------------------
 2057    2      Acct. Area                2-Drawer Lateral Filing Cabinets (black)                       2               2
------------------------------------------------------------------------------------------------------------------------------------
 2060    2      Acct. Area                4-Drawer Lateral Cabinets (black)                              2               2
------------------------------------------------------------------------------------------------------------------------------------
 2066    2      Acct. Area                Red Cushioned Chairs (non-rolling)                             2               2
------------------------------------------------------------------------------------------------------------------------------------
 2067    2      Acct. Area                Drawer Black Lateal                                            2               2
------------------------------------------------------------------------------------------------------------------------------------
 2070    2      Acct. Area                2-Drawer Lateral Cabinets (black)                              2               2
------------------------------------------------------------------------------------------------------------------------------------
 2071    2      Acct. Area                Red Cushioned Chairs (non-rolling)                             2               2
------------------------------------------------------------------------------------------------------------------------------------
 2074    2      Acct. Area                Lateral Black Cabinets                                         2               2
------------------------------------------------------------------------------------------------------------------------------------
 2076    2      Acct. Area                Red Chairs Non-rolling                                         2               2
------------------------------------------------------------------------------------------------------------------------------------
 2079    2      Acct. Area                2-Drawer Lateral Cabinets (black)                              2               2
------------------------------------------------------------------------------------------------------------------------------------
 2081    2      Acct. Area                Red Chairs (non-rolling)                                       2               2
------------------------------------------------------------------------------------------------------------------------------------
 2086    2      e studios                 Red Rolling Chairs                                             2               2
------------------------------------------------------------------------------------------------------------------------------------
 2096    2      Executive Area            Rolling Leaf Chairs (1 purple, 1 green)                        2               2
------------------------------------------------------------------------------------------------------------------------------------
 2097    2      Executive Area            2-Drawer Layeral Cabinets (gray)                               2               2
------------------------------------------------------------------------------------------------------------------------------------
 2098    2      Executive Area            Small Rolling Cabinets (black/white top)                       2               2
------------------------------------------------------------------------------------------------------------------------------------
 2099    2      Executive Area            2-Drawer Lateral Cabinets (black)                              2               2
------------------------------------------------------------------------------------------------------------------------------------
 2104    2      Exec. Cafe                Wooden Tall Tables                                             2               2
------------------------------------------------------------------------------------------------------------------------------------
 2119    2      Exec. Admin.              Non-rolling  Chairs (purple)                                   2               2
------------------------------------------------------------------------------------------------------------------------------------
 2120    2      Exec. Admin.              Rolling Purple Leaf Chairs                                     2               2
------------------------------------------------------------------------------------------------------------------------------------
 2151    2      HR Exec. Office           Wooden Chairs w/ beige cushions                                2               2
------------------------------------------------------------------------------------------------------------------------------------
 2154    2      IT Exec. Office           Green Non-Rolling Chaiors                                      2               2
------------------------------------------------------------------------------------------------------------------------------------
 2166    2      NAG                       Desk Cell                                                      2               2
------------------------------------------------------------------------------------------------------------------------------------
 2191    2      IT Conference Room        Cylinder Black Foam Chairs                                     2               2
------------------------------------------------------------------------------------------------------------------------------------
 2192    2      IT Conference Room        Semi-Circle White Table                                        2               2
------------------------------------------------------------------------------------------------------------------------------------
 2205    2      IT Conference Room        Black Cylinder Foam Chairs                                     2               2
------------------------------------------------------------------------------------------------------------------------------------
 2212    2      Breakroom                 Smalll Square Tables                                           2               2
------------------------------------------------------------------------------------------------------------------------------------
 2216    2      Front Lobby               Round Tables                                                   2               2
------------------------------------------------------------------------------------------------------------------------------------
 2217    2      Front Lobby               Wood Chairs with cloth bottoms & a triangular ivory back       2               2
------------------------------------------------------------------------------------------------------------------------------------

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

------------------------------------------------------------------------------------------------------------------------------------
 2227    2      Investments               Non-Rolling Chairs (2 purple)                                  2               2
------------------------------------------------------------------------------------------------------------------------------------
 2012    2      QA Area/Tech. Supp.       Directors Cubes (Ken, Kristen, Eric)                           3               3
------------------------------------------------------------------------------------------------------------------------------------
 2014    2      QA Area/Tech. Supp.       Small Rolling File Cabinets (black/gray top)                   3               3
------------------------------------------------------------------------------------------------------------------------------------
 2025    2      QA Area Dir Office        Lateral Cabinets (4 drawer, black)                             3               3
------------------------------------------------------------------------------------------------------------------------------------
 2050    2      CM Area                   Rolling Area (1 purple, 2 red)                                 3               3
------------------------------------------------------------------------------------------------------------------------------------
 2059    2      Acct. Area                2-Drawer Lateral Cabinets (black)                              3               3
------------------------------------------------------------------------------------------------------------------------------------
 2061    2      Acct. Area                3 ft.-wide Lateral Cabinets (black)                            3               3
------------------------------------------------------------------------------------------------------------------------------------
 2062    2      Acct. Area                4 ft.-wide Lateral Cabinets (black)                            3               3
------------------------------------------------------------------------------------------------------------------------------------
 2115    2      Exec. Admin.              4-Drawer Filing Cabinets                                       3               3
------------------------------------------------------------------------------------------------------------------------------------
 2206    2      IT Conference Room        Small Black Rolling Cabinets (white top)                       3               3
------------------------------------------------------------------------------------------------------------------------------------
 2213    2      Breakroom                 Tall Square Tables                                             3               3
------------------------------------------------------------------------------------------------------------------------------------
 2023    2      QA Area VP Office         Wooden Cushioned Chairs                                        4               4
------------------------------------------------------------------------------------------------------------------------------------
 2031    2      Acct. Manager             Desk Cell                                                      4               4
------------------------------------------------------------------------------------------------------------------------------------
 2035    2      Tech. Support             Desk Cell                                                      4               4
------------------------------------------------------------------------------------------------------------------------------------
 2036    2      Tech. Support             Rolling Chairs                                                 4               4
------------------------------------------------------------------------------------------------------------------------------------
 2038    2      Deployment Area           Desk Cell                                                      4               4
------------------------------------------------------------------------------------------------------------------------------------
 2039    2      Deployment Area           Rolling Chairs (red)                                           4               4
------------------------------------------------------------------------------------------------------------------------------------
 2045    2      QA Tester Area            Desk Cell                                                      4               4
------------------------------------------------------------------------------------------------------------------------------------
 2046    2      QA Tester Area            Rolling Chairs (3 red, 1 purplt)                               4               4
------------------------------------------------------------------------------------------------------------------------------------
 2049    2      CM Area                   Desk Cell                                                      4               4
------------------------------------------------------------------------------------------------------------------------------------
 2056    2      Acct. Area                4-Drawer Lateral Filing Cabinets (black)                       4               4
------------------------------------------------------------------------------------------------------------------------------------
 2085    2      e studios                 Desk Cell                                                      4               4
------------------------------------------------------------------------------------------------------------------------------------
 2087    2      Accounting                Desk Cell (empty)                                              4               4
------------------------------------------------------------------------------------------------------------------------------------
 2091    2      Accounting                Desk Cell                                                      4               4
------------------------------------------------------------------------------------------------------------------------------------
 2092    2      Accounting                Rolling Chairs (purple)                                        4               4
------------------------------------------------------------------------------------------------------------------------------------
 2095    2      Executive Area            Desk Cell                                                      4               4
------------------------------------------------------------------------------------------------------------------------------------
 2102    2      Copy/Mail Area            4-Drawer Legal Cabinets (black)                                4               4
------------------------------------------------------------------------------------------------------------------------------------
 2110    2      Exec. Admin.              Desk Cell                                                      4               4
------------------------------------------------------------------------------------------------------------------------------------
 2111    2      Exec. Admin.              Rolling Purple Chairs                                          4               4
------------------------------------------------------------------------------------------------------------------------------------
 2162    2      NAG                       Desk Cell                                                      4               4
------------------------------------------------------------------------------------------------------------------------------------
 2163    2      NAG                       Rolling Chairs (3 green, 1 red)                                4               4
------------------------------------------------------------------------------------------------------------------------------------
 2165    2      NAG                       Cylider Black Foam Chairs                                      4               4
------------------------------------------------------------------------------------------------------------------------------------
 2167    2      NAG                       Green Rolling Leaf Chairs                                      4               4
------------------------------------------------------------------------------------------------------------------------------------
 2174    2      IT Isolated Desk          Rolling Green Leaf Chairs                                      4               4
------------------------------------------------------------------------------------------------------------------------------------
 2175    2      IT Analyst                Desk Cell                                                      4               4
------------------------------------------------------------------------------------------------------------------------------------
 2176    2      IT Analyst                Analyst Desk Cells                                             4               4
------------------------------------------------------------------------------------------------------------------------------------
 2177    2      IT Analyst                Analyst Desk Cells                                             4               4
------------------------------------------------------------------------------------------------------------------------------------
 2178    2      IT Analyst                Analyst Desk Cells                                             4               4
------------------------------------------------------------------------------------------------------------------------------------
 2179    2      IT Analyst                Analyst Desk Cells                                             4               4
------------------------------------------------------------------------------------------------------------------------------------
 2180    2      IT Analyst                Analyst Desk Cells                                             4               4
------------------------------------------------------------------------------------------------------------------------------------
 2194    2      IT Conference Room        Desk Cell                                                      4               4
------------------------------------------------------------------------------------------------------------------------------------

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

------------------------------------------------------------------------------------------------------------------------------------
 2195    2      IT Conference Room        Rolling Green Leaf Chairs                                      4               4
------------------------------------------------------------------------------------------------------------------------------------
 2207    2      IT Conference Room        2-Drawer Lateral Cabinets (black)                              4               4
------------------------------------------------------------------------------------------------------------------------------------
 2218    2      Front Lobby               Cloth Chair for built-in desk area                             4               4
------------------------------------------------------------------------------------------------------------------------------------
 2222    2      Investments               Wooden Chairs w/cushions                                       4               4
------------------------------------------------------------------------------------------------------------------------------------
 2013    2      QA Area/Tech. Supp.       Lateral File Cabinets (3 drawer, black)                        5               5
------------------------------------------------------------------------------------------------------------------------------------
 2032    2      Acct. Manager             Rolling Chairs (4 red, 1 purple)                               5               5
------------------------------------------------------------------------------------------------------------------------------------
 2058    2      Acct. Area                2-Drawer Lateral filing Cabinets (gray)                        5               5
------------------------------------------------------------------------------------------------------------------------------------
 2088    2      Accounting                Rolling leaf chairs (4 red, 1 purple)                          5               5
------------------------------------------------------------------------------------------------------------------------------------
 2200    2      IT Conference Room        Green Rolling Leaf Chairs                                      5               5
------------------------------------------------------------------------------------------------------------------------------------
 2204    2      IT Conference Room        Non-Rolling Chairs ( 4 green, 1 purple)                        5               5
------------------------------------------------------------------------------------------------------------------------------------
 2105    2      Exec. Cafe                Wooden/Cushioned Tall Rollin Chairs                            6               6
------------------------------------------------------------------------------------------------------------------------------------
 2122    2      Legal Dept.               Wooden Cushioned Beige Chairs                                  6               6
------------------------------------------------------------------------------------------------------------------------------------
 2211    2      Breakroom                 Tall Plastic Orange Chairs                                     6               6
------------------------------------------------------------------------------------------------------------------------------------
 2015    2      QA Area/Tech. Supp.       Cushioned Chairs (red, non-rolling)                            7               7
------------------------------------------------------------------------------------------------------------------------------------
 2016    2      QA Area/Tech. Supp.       Rolling Chairs (red)                                           8               8
------------------------------------------------------------------------------------------------------------------------------------
 2210    2      Breakroom                 Small Plastic Orange Chairs                                    8               8
------------------------------------------------------------------------------------------------------------------------------------
 2041    2      QA Conference Room        Rolling Chairs (purple, squared back)                         12              12
------------------------------------------------------------------------------------------------------------------------------------
 2184    2      IT Conference Room        Red Square-Backed Rolling Chairs                              12              12
------------------------------------------------------------------------------------------------------------------------------------
 2001    2      Boardroom                 Black leather Chairs for Boardroom Area                       16              16
------------------------------------------------------------------------------------------------------------------------------------
 2181    2      IT Analyst                Rolling Chairs (17 green, l purple)                           18              18
------------------------------------------------------------------------------------------------------------------------------------

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

--------------------------------------------------------------------------------
                                                            Serial Number or
SERVER NAME                         SERVER TYPE             Service Tag Number
--------------------------------------------------------------------------------
CLAYFACE                            DELL DIMENSION          3IDQG
--------------------------------------------------------------------------------
DAGGER                              IBM NETIFINITY 4        23H1895
--------------------------------------------------------------------------------
PHOENIX                             IBM eSERVER x           78P44567
--------------------------------------------------------------------------------
ROBIN                               IBM NETIFINITY 7        23T3741
--------------------------------------------------------------------------------
VISION                              DELL DIMENSION          2ZRLA
--------------------------------------------------------------------------------
CALYPSO                             DELL OPTIPLEX           456S10B
--------------------------------------------------------------------------------
DIRECTDELIVERY2                     IBM NETFINITY 4         23H2136
--------------------------------------------------------------------------------
MAGNETO                             IBM NETFINITY 5         23X3504
--------------------------------------------------------------------------------
HAWKMAN                             IBM NETFINITY 4         23H2206
--------------------------------------------------------------------------------
PENGUIN                             DELL OPTIPLEX           42T8K01
--------------------------------------------------------------------------------
SABRETOOTH                          IBM NETFINITY 4         23A4596
--------------------------------------------------------------------------------
SPIDERMAN                           IBM NETFINITY 7         23C1747
--------------------------------------------------------------------------------
VINDICATOR                          DELL OPTIPLEX           7XBL20B
--------------------------------------------------------------------------------
ELECTRA                             DELL DIMENSION           8RDMI
--------------------------------------------------------------------------------
JOKER1                              IBM NETFINITY 5         23X3470
--------------------------------------------------------------------------------
PYRO                                DELL DIMENSION          FHUJ9
--------------------------------------------------------------------------------

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

--------------------------------------------------------------------------------
WENDIGO                             IBM NETFINITY 7        23F0588
--------------------------------------------------------------------------------
ATLAS                               IBM MPRO               23BCT39
--------------------------------------------------------------------------------
BATGIRL                             IBM NETFINITY 4        23A3970
--------------------------------------------------------------------------------
                                                           Serial Number or
SERVER NAME                         SERVER TYPE            Service Tag Number
--------------------------------------------------------------------------------
BEAST                               IBM NETFINITY 4        23A2158
--------------------------------------------------------------------------------
BISHOP                              IBM NETFINITY 5        23F6952
--------------------------------------------------------------------------------
BRAINIAC                            IBM NETFINITY 4        23H3776
--------------------------------------------------------------------------------
BULLSEYE                            IBM NETFINITY 4        23K6088
--------------------------------------------------------------------------------
CABLE                               IBM MPRO               23AAA21
--------------------------------------------------------------------------------
CATWONMAN                           IBM NETFINITY 5        23D6140
--------------------------------------------------------------------------------
CLOAK                               IBM NETFINITY 4        23H2431
--------------------------------------------------------------------------------
CYCLOPS                             DELL OPTIPLEX          1NNFJ01
--------------------------------------------------------------------------------
DAFFY                               IBM NETFINITY 4        23H2419
--------------------------------------------------------------------------------
DAREDEVIL                           IBM NETFINITY 4        23K7020
--------------------------------------------------------------------------------
DEADPOOL                            DELL OPTIPLEX          8XGM501
--------------------------------------------------------------------------------
DIRECTDELIVERY                      IBM eSERVER x          23H8796
--------------------------------------------------------------------------------

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

--------------------------------------------------------------------------------
GOLIATH                             IBM X440               78-R3526
--------------------------------------------------------------------------------
GRENDEL                             IBM NETFINITY 4        23H2206
--------------------------------------------------------------------------------
HAWKEYE                             IBM NETFINITY 7        23T4577
--------------------------------------------------------------------------------
IRONMAN                             IBM NETFINITY 5        552250K
--------------------------------------------------------------------------------
LEX                                 IBM NETFINITY 5        23A0418
--------------------------------------------------------------------------------
LOBO                                IBM NETFINITY 7        23T4916
--------------------------------------------------------------------------------
MEPHISTO                            DELL DIMENSION         1C42T
--------------------------------------------------------------------------------
                                                           Serial Number or
SERVER NAME                         SERVER TYPE            Service Tag Number
--------------------------------------------------------------------------------
MYSTERIO                            IBM NETFINITY 4        23Y1866
--------------------------------------------------------------------------------
RIDDLER                             IBM NETFINITY 5        23GY969
--------------------------------------------------------------------------------
ROGUE                               IBM NETFINITY 5        23GX871
--------------------------------------------------------------------------------
SCARECROW                           IBM NETFINITY 5        552408H
--------------------------------------------------------------------------------
SENTRY                              DELL OPTIPLEX          9RHMB01
--------------------------------------------------------------------------------
SPAWN                               IBM eSERVER X          23H8736
--------------------------------------------------------------------------------
SUPERMAN                            IBM NETFINITY 7        23A0908
--------------------------------------------------------------------------------
THING                               IBM NETFINITY 7        23T4900
--------------------------------------------------------------------------------
TOAD                                DELL OPTIPLEX          9BV4M01
--------------------------------------------------------------------------------

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

--------------------------------------------------------------------------------
WOLVERINE                           IBM eSERVER X          78P4574
--------------------------------------------------------------------------------
CARNAGE                             DELL OPTIPLEX          9XGM501
--------------------------------------------------------------------------------
GALACTUS                            IBM eSERVER x          23H1452
--------------------------------------------------------------------------------
GAMBIT                              DELL DIMENSION         FIDFL
--------------------------------------------------------------------------------
GLEEK                               IBM NETFINITY 5        552407A
--------------------------------------------------------------------------------
NOMAD                               DELL OPTIPLEX          13JQ501
--------------------------------------------------------------------------------
SILVERSURFER                        DELL DIMENSION         4JH8U
--------------------------------------------------------------------------------
SIREN                               DELL DIMENSION         9JL5U
--------------------------------------------------------------------------------
STRYFE                              DELL OPTIPLEX          CXGM501
--------------------------------------------------------------------------------
TUNDRA                              DELL DIMENSION         3IDQI
--------------------------------------------------------------------------------
VENOM                               DELL DIMENSION         6WP2401
--------------------------------------------------------------------------------
NAMOR                               IBM MPRO               23AAA18
--------------------------------------------------------------------------------

CICSO ROUTER*                       CICSO - PAYMENT TECH
SPEEDERS FAX MODEM*                 ROBOTICS - PAYMENT TECH
CICSO ROUTER*                       CICSO - WASTE MGMT.
ACCESS POINT 450 DSU T1*            LCENT - SPECTRUM
ROBOTICS MODEM (DIAL BACKUP)*       ROBOTICES - SPECTRUM

*Please note these assets are owned by Billserv's clients

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

Networking LAN/WAN Assets:

14 Network Racks                    IBM
7 Network Rack                      Ortronics
Tape System                         Qualstar

Datacenter:
2 ten-ton A/C Units                 Liebert
UPS                                 Powerware
Generator                           Kohler Power Systems
Fire Detection & Suppression        Fike
Fire Alarm Equipment                Fike
Command Center                      Infra-Structures, Inc.
4 File cabinets

PC'S AND LAPTOPS
      Item#       PC Name Field                                 Tag Number             Location             Jack ID  Number
      -----       -------------                                 ----------             --------             -------  ------
        70        S-Juliar                                      w7rgh                  help desk room                4056
       123        QA_MAC                                        ym028dakjav                                 2a076    4088
        56        Dell-2 spare parts                            dl4130b                helpdesk room                 4145
       146        M_HYNES                                       d7c920b                                     2b031    4146
        27        OUTSIDER2                                     12vux                  (by Shad)                     4037
       139        B_Tiller                                                                                  2b013    4151
        52        Dell spare parts                              73m4701                storage room                  4152
        79        T_LYNCH                                       36ui0                                       2a006    4006
        80        J-GONZALES                                    20xci0b                                     2a007    4007
        78        A_GUIDRY                                      9JL6I                                       2a005    4008
        86        J_PULLIN                                      e8uqu                                       2a014    4010
        88        F_ZENG                                        23dmmm6                                     2a017    4011
        87        K_OBRIEN                                      2c0720b                                     2a016    4013
        17        M_HARPER                                      cqp3k                  help desk room                4143

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

        36        J_BOYSON                                      gv8g601                help desk room                4144
        90        P_TEPICHIN                                    23aaaf8                                     2a020    4014
        92        M-KUSKE                                       di5w00b                                     2a022    4016
        66        C1K6210H1011                                  fk005ag                help desk room                4045
        38        R_ROHRBOUGH2                                  fk008ph                help desk room                4046
        40        B_Waggner-Laptop                              6an5a                  help desk room                4055
        93        T_WILLIAMS                                    9lrn701                                     2a023    4017
        95        R_ANDREWS                                     e8uqt                                       2a025    4018
        94        S-GERICK - LapTop                             fk3tq01                                     2a024    4019
        97        M-JOCSON                                      8rdnd                                       2a027    4020
        59        MSMQ Test                                     j16l20b                (By Joe's desk)               4021
        60        MSMQ Test Two                                 50t0001                (by Joe's desk)               4022
        98        G_CONRAD                                      9hh7c01                (Xin using it)       2a028    4023
       100        L_LANE                                        ejuwx                                       2a030    4024
       101        P_BRYANT                                      8rdpn                                       2a031    4025
       102        S-HEATH                                       b6h8y                                       2a032    4026
       132        P_WALTHER                                     30t001                                      2b004    4027
       130        J-HERNANDEZ                                   156s10b                                     2b002    4028
       129        L_THORNTON                                    cdi0b                                       2b001    4029
       131        E_OLIVO                                       hkm8501                                     2b003    4030
       133        R_OGAN                                        h23jq501                                    2b005    4031
       136        ninaharwood - laptop                          1fh8r01                                     2b008    4032
       134        MICKEY - laptop                               9wkr701                                     2b006    4033
        96        J_RODRIGUEZ - laptop                          6lbsc01                                     2a026    4035
        99        A_PEREZ                                       FKIJA                                       2a029    4036
        10        J_Knippa                                      8rdn8                  help desk room                4039
        33        C1K6216H1007                                  fk004lt                help desk room                4041
        13        C1K5703H1025                                  FK0054W                help desk room                4042
        19        C1K5705H1018                                  fk0054n                help desk room                4044
        35        C1K6211H1020                                  fk004pv                help desk room                4047
        7         C1K6041H1002                                  fk008lu                help desk room                4048
        34        C1K6212H1016                                  FK0090Y                helpdesk room                 4049
        75        IBM Thinkpad - laptop                         14xfs                  help desk room                4050
        31        E_KIRBY - laptop                              689ih                  Help Desk room                4051
        71        A_Moquin - laptop                             7d39701                help desk room                4052
        74        D_Olwert - laptop                             11mpm                  help desk room                4053
        3         M-FRY2 - laptop                               76ecx                  help desk room                4054
        69        Training Room Laptop                          w8mdv                  help desk room                4057

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

        8         MattFrye                                      3ck3401                help desk room                4059
        72        R-Whitten2 - laptop                           8ilmc                  help desk room                4061
        28        J_CLINTON                                     fidfi                  help desk                     4062
        21        ESTUDIO-SPARE                                 qth6001                help desk room                4063
        4         SMAC-2 - laptop                               w7b86                  help desk room                4064
        5         SMAC3 - laptop                                w1vbh                  help desk room                4065
        6         SMAC4 - laptop                                w1yjq                  help desk room                4066
       138        M-Millard                                     7jhy001                                     2b012    4067
        49        Mark Three                                    v58nc                  war room                      4069
       128        SabrinaArausa                                 3idnn                                       2a078    4083
       127        ChrisRoss                                     fmf820b                                     2a077    4084
       122        SarahBernier                                  fi5w00b                                     2a076    4085
       120        SalmaMartinez                                 3lef3                                       2a075    4086
       119        JackConrad                                    3sfb40b                                     2a074    4087
       125        98-Outsider                                   hp077                                       2a076    4089
       121        QA_NT-OUTSIDER                                3idnl                                       2a076    4090
       124        QATEST3                                       36v0n                                       2a076    4091
       126        QATEST4                                       8rdnt                                       2a076    4092
       111        K_Wogulis                                     9idjz                                       2a061    4100
       110        EdAskLand                                     8rdp9                                       2a059    4101
        25        ED-LAP                                        f6e5b                  (Ed's office)                 4102
       108        KristinJay                                    325w00b                                     2a055    4103
       106        SandraOrtiz                                   hi6c20b                                     2a052    4104
        18        F_HERNANDEZ                                   dwx7301                command center                4107
        32        H_RABAGO                                      fwx7301                command center                4108
        24        R_COLE                                        2cw7301                command center                4109
        68        IBMLAP1 (Sniffer)                             14xdr                  command center                4110
        20        N-MORALES -latop                              wutjh                  storage room                  4111
        58        Qa_Conf - laptop                              vz89u                  storage room                  4113
        11        M-LATHAM                                      w8m0u                  storage room                  4116
        22        E-DOUGLAS                                     57rxs                  storage room                  4117
        2         J-KENNEDY                                     fhujb                  storage room                  4118
        61        R_Wilson                                      c93ej                  storage room                  4119
        43        J-STANDIFIRD                                  23dmmr0                storage room                  4120
        16        A_Rodriguez                                   1c42j                  storage room                  4121
        64        T_Keith                                       4jh6e                  storage room                  4122
        65        T_Coleman                                     ep3es                  storage room                  4123
        30        K_Robinson                                    4sfb40b                storage room                  4124

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

        76        V_Meeder Old Pc                               7hx7301                storage room                  4125
        45        New Dell                                      1cw7301                storage room                  4126
        46        Dell Demo                                     9t8m00b                storage room                  4127
        57        Dell                                          73m4701                storage room                  4128
        48        Dell                                          J15w00b                storage room                  4129
        39        Dell                                          915w00b                storage room                  4130
        50        Gateway (Old)                                 1042b                  storage room                  4131
        51        IBM spare parts                               23dmmh3                storage room                  4132
        42        B_Zahl - laptop                               w7rg1                  storage room                  4133
       103        A_Learner (SR-1)                              10t0001                                     2a033    4134
       104        SR-4                                          equ98                                       2a033    4135
        55        Black Flat Monitor                                                   storage room                  4136
        9         MikeHynes - laptop                            h42pv                  (Mike's office)               4147

        83        C1K6040H1013                                  fk008rk                                     2a011    4001
        82        C1K60421A026                                  FK009K8                                     2a010    4002
        84        C1K6214H1014                                  fk008ga                                     2a012    4003
        85        C1K62181A025                                  FK008ZY                                     2a013    4004
        81        J_Smith3                                      fk0d8ch                                     2a008    4005
        89        A_CRAMER                                      3IDNP                                       2a018    4012
        91        K_FOX                                         6u0wk                                       2a021    4015
       150        B_Baran                                       22dfj                                       2b037    4080

        26        R_KAUFTHEIL -laptop                           zqvbf                  storage room                  4114

        67        M-Jisha2                                      w8iju                  storage room                  4115

        47        R_Linder - Laptop                             76epy                  (Jose's home)

        63        train-2                                       gt0s501                help desk room                4058

        62        train-3                                       879j101                help desk room                4060

  Printers/Scanners
        Item#         Brand           Type           Model           IOS or IP       Serial          Location        Number
        -----         -----           ----           -----           ---------       ------          --------        ------
          3           HP              LaserJet       4000                            USMB290169      by Ruth         5006
          4           HP              LaserJet       4050            172.16.2.36     USBD026177                      5005
          5           HP              LaserJet       4050            172.16.2.28     USBB372455                      5003
          6           HP              LaserJet       8100            172.16.2.25     USBG025620                      5008
          7           HP              ColorJet       2000C           172.16.2.22                                     5009
          8           HP              LaserJet       4000            172.16.2.23     USEF234245                      5002

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

          9           HP              LaserJet       4000            172.16.2.29     USQX008936                      5001
          11          HP              LaserJet       4000                            HPLJP001        helpdesk room   5024
          12          HP              LaserJet       4000                            HPLJP002        helpdesk room   5025
          13          HP              LaserJet       4000                            HPLJP003        helpdesk room   5026
          14          Hp              LaserJet       1100                            USGN356254      Mike's office   5030
          15          HP              ScanJet        ADF                             SG9AA17083      by Ruth         5007
          19          HP              LaserJet       2100                            USGZ180669      storage room    5017
          20          HP              LaserJet       3100                            USBC077411      storage room    5018
          21          HP              LaserJet       3100                            USDL002805      storage room    5019
          22          HP              LaserJet       3100                            USBC079279      storage room    5020
          23          HP              LaserJet       3100                            USDL002820      storage room    5021
          24          HP              LaserJet       3100                            USBC065952      storage room    5022
          27          HP              LaserJet       3150                            USFL002333      helpdesk room   5028
          31          Epson                                                          CP5E013670      by QA           5033
          32          HP              LaserJet       3100                            USBC070191      Melissa's office5035

Billserv Australia Servers:
S-CHEWBACCA                         IBM eSERVER x           23H8346
S-DARTHVADER                        IBM eSERVER x           23H8381
S-DEATHSTAR                         IBM eSERVER x           23H8497
SKYWALKER                           IBM eSERVER x           23H8975
S-YODA                              IBM eSERVER x           23H8491
OBWAN(was Angel)                    IBM eSERVER x           23H8537

                                                            Serial number or
SERVER NAME                         SERVER TYPE             Service Tag
ADVANCED                            IBM PC300GL             23AAAG9
BATMAN                              IBM NETFINITY 5         23A0851
BILLSER                             DELL OPTIPLEX           M200005
FLASH                               DELL DEMENSION          UD5YG
GUARDIAN                            DELL DEMENSION          FGBW60

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

HITMAN                              DELL DEMENSION          1C42W
MAT                                 DELL DEMENSION          IGVV2
NIGHTCRAWLER                        DELL OPTIPLEX           FMNFJ01
ODIN                                IBM NETFINITY 7         23T4890
PUNISHER                            IBM NETFINITY 7         23T4373
STORM                               IBM MPRO                238CT24
TWOFACE                             IBM MPRO                23AAA23
COLOSSUS                            NET APPLIANCE F760      21183
HULK                                NET APPLIANCE F760      21183
LOKI                                IBM NETFINITY 5         23X3475

NETWORK EQUIPMENT                   MODEL                   VENDOR
-----------------                   -----                   ------
PIX FIREWALL                        515                     CISCO
PIX FIREWALL                        515                     CISCO
EDGE ROUTER - TW                    7140                    CISCO
EDGE ROUTER - UUNET                 7140                    CISCO
4000 SWITCH (WIRING CLOSET)         4003                    CISCO
4000 SWITCH (WIRING CLOSET)         4003                   ISCO
4000 SWITCH (CORE NETWORK)          4006                    CISCO
4000 SWITCH (CORE NETWORK)          4006                    CISCO
2950 SWITHC (LOAD BALANCERS)        2950                    CISCO
2950 SWITHC (LOAD BALANCERS)        2950                    CISCO
F5 DNS                              3DNS                    F5
F5 DNS                              3DNS                    F5
F5 LOAD BALANCER/SWITCH             BIG-IP                  F5
F5 LOAD BALANCER/SWITCH             BIG-IP                  F5
LANROVER E/PLUS DIALUP              56KP                    SHIVA

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

ADTRAN DS3 LOCAL CONNECT POINT      DS3                     SBC
ADTRAN UUNET DALLAS                 T1                      SBC
ADTRAN UUNET HOUSTON                T1                      SBC
ADTRAN TIME WARNER                  DS3                     SBC
ADTRAN (SPARE)                      T1                      SBC
SOLO SELECT DSU T1                  T1                      SOLO
1 Telephone Switch                  Option 21               Nortel

Telephones & Speaker Phones
  Item#  Name                                Model#               Serial Number            Location       Jack ID      Number   CB
  -----  ----                                ------               -------------            --------       -------      ------   --
    1    ShelbyGoolsby                       M2008                 NT9K16AC-03                             2a003        6001    X
    2    Reception Area                      M2616                NNTM29324T7T                             2a054        6131    X
    3    Copy Room                           M2008                 NT2K08GH-03                             2b054        6126    X
    4    Board Room                          M2008                 NT2K08GH-03                             2a001        6132    X
    5    Board Room                      Sound Station              12258527                               2a001        6133    X
    6    A_GUIDRY                            M2008                NNTM6092D12C                             2a005        6002    X
    7    T_LYNCH                             M2008                NNTM6095DDFC                             2a006        6003    X
    8    J-GONZALES                          M2008                NNTM60A1938C                             2a007        6004    X
    9    J_Smith3 (Jarrent)                  M2008                 NT2K08GH-03                             2a008        6005    X
   10    Empty Desk                          M2008                 NT9K08AD-03                             2a009        6006    X
   11    C1K60421A026                        M2008                 NT2K08GH-03                             2a010        6007    X
   12    C1K6040H1013                        M2008                 NT2K08GH-03                             2a011        6008    X
   13    C1K6214H1014                        M2008                 NT2K08GH-03                             2a012        6009    X
   14    C1K62181A025                        M2008                NNTM60B444BC                             2a013        6010    X
   15    J_PULLIN                            M2008                NNTM609628C7                             2a014        6011    X
   16    F_ZENG                              M2008                NNTM60B44574                             2a016        6012    X
   17    Empty Desk                          M2008                NNTM60A19355                             2a017        6014    X
   18    K_OBRIEN                            M2008                NNTM60955853                             2a018        6015    X
   19    A_CRAMER                            M2008                NNTM60B444BE                             2a019        6013    X
   20    P_TEPICHIN                          M2008                NNTM60B444D0                             2a020        6016    X
   21    K_FOX                               M2008                NNTM60A19354                             2a021        6018    X
   22    M-KUSKE                             M2008                NNTM60962803                             2a022        6019    X
   23    T_WILLIAMS                          M2008                NNTM60A1932C                             2a023        6017    X
   24    S-GERICK - LapTop                   M2008                NNTM60B44401                             2a024        6020    X
   25    R_ANDREWS                           M2008                NNTM609628C5                             2a025        6022    X
   26    J_RODRIGUEZ - laptop                M2008                NNTM60962804                             2a026        6021    X
   27    M-JOCSON                            M2008                NNTM60950E11                             2a027        6023    X
   28    G_Conrad (Xin)                      M2008                NNTM6095DDDB                             2a028        6026    X

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

   29    A_PEREZ                             M2008                NNTM6095DE0E                             2a029        6024    X
   30    L_LANE                              M2008                NNTM609628BC                             2a030        6027    X
   31    P_BRYANT                            M2008                NNTM60A1934E                             2a031        6025    X
   32    S-HEATH                             M2008                NNTM60A1937F                             2a032        6028    X
   33    A_Learner (SR-1)                    M2008                NNTM60962807                             2a033        6029    X
   34    N-Ducote                            M2008                NNTM60934D5F                             2a037        6134    X
   35    N-Ducote                        Sound Station              12225083                               2s042        6135    X
   36    SandraOrtiz                         M2008                 NT9K08AD-03                             2a052        6125    X
   37    Empty Desk                          M2008                 NT9K16A3-03                             2a053        6124    X
   38    Diana Curry (old desk)              M2616                NNTM60B5BC56                             2a056        6129    X
   39    Eric Douglas                        M2008                NNTM60A19FB1                             2a054        6123    X
   40    KristinJay                          M2008                NNTM609628C2                             2a055        6122    X
   41    K_KELLER                            M2008                NNTM6093461C                             2a058        6130    X
   42    Ed AskLand                          M2008                NNTM60A19F2E                             2a059        2121    X
   43    Ed AskLand                      Sound Station              122252223                              2a059        6149    X
   44    K_Wogulis                           M2008                NNTM6095DDD3                             2a061        6120    X
   45    implementations                     M2008                NNTM6096628C8                            2a062        6119    X
   46    implementations                     M2008                 NT9K08AD-03                             2a063        6118    X
   47    implementations                     M2008                NNTM6095DEDA                             2a064        6117    X
   48    P_LONG                              M2008                 NT9K08AD-03                             2a065        6116    X
   49    LeslieOttmers                       M2008                NNTM29326087                             2a066        6142    X
   50    JoanieLeihsing                      M2008                 NT9K08AD03                              2a067        6115    X
   51    Empty Desk                          M2008                NNTM609628B8                             2a068        6114    X
   52    CurtisReese                         M2008                NNTM609628C0                             2a069        6113    X
   53    KayGerfers                          M2008                 NT9K08AD-03                             2a070        6112    X
   54    PattySuplick                        M2008                NNTM6095DDE2                             2a071        6111    X
   55    QA Conference Room              Sound Station              12434206                               2a045        6148    X
   56    S-Gerick                            M2008                NNTM60B444C2                             2a073        6110    X
   57    JackConrad                          M2008                 NT9K08AD-03                             2a074        6109    X
   58    SalmaMartinez                       M2008                NNTM6095DE03                             2a075        6108    X
   59    ChrisRoss                           M2008                NNTM60A19399                             2a077        6107    X
   60    SabrinaArausa                       M2008                NNTM6095DDF9                             2a078        6106    X
   61    L_THORNTON                          M2008                NNTM6095DDAA                             2b001        6032    X
   62    J-HERNANDEZ                         M2008                NNTM609628C9                             2b002        6030    X
   63    E_OLIVO                             M2008                NNTM29326082                             2b003        6033    X
   64    P_WALTHER                           M2008                NNTM29324NRJ                             2b004        6031    X
   65    R_OGAN                              M2008                NNTM60962774                             2b005        6035    X
   66    MICKEY - laptop                     M2008                NNTM6095000B                             2b006        6036    X
   67    M_JISHA                             M2008                NNTM609628C3                             2b007        6034    X
   68    ninaharwood - laptop                M2008                NNTM60B444BF                             2b008        6037    X

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

   69    Melissa Askland                     M2008                NNTM6095DE0F                             2B010        6146    X
   70    Melissa Askland                 Sound Station              12250756                               2B009        6147    X
   73    B_Tiller                        Sound Station              12457554                               2b063        6137    X
   74    Bill Tiller                         M2616                NNTM609346A1                             2b013        6088    X
   85    GuyGould                            M2008                NNTM60962806                             2b029        6128    X
   86    M_HYNES                             M2008                serial phone                             2b031        6158    X
   87    KimMcCoy                            M2008                NNTM2932608A                             2b032        6105    X
   88    Empty Desk                          M2008                NNTM60962805                             2B033        6104    X
   89    stevewilson -laptop                 M2008                NNTM6095DDDD                             2b039        6103    X
   90    R_GIL                               M2008                NNTM60B443DF                             2b044        6102    X
   91    Finance                             M2008                 NT9K08AD-03                             2b045        6101    X
   92    RuthTorres                          M2008                NNTM6093461D                             2b047        6100    X
   93    FINANCE                             M2007                 NNTM60B443B                             2b048        6099    X
   94    S_MULLIGAN or L_Turner              M2008                NNTM60B2BC7F                             2b050        6098    X
   95    ArleenWatson                        M2008                NNTM60G0RBBH                             2b051        6097    X
   96    Empty Desk                      Sound Station              12300643                               2b056        6092    X
   97    Empty Desk                          M2008                NNTM6095DDF8                             2b056        6091    X
   98    Empty Desk                          M2616                NNTM60934D67                             2b059        6089    X
   99    Empty Desk                          M2616                NNTM60934D70                             2b060        6090    X
   100   implementations                     M2008                NNTM6095DEDA                             2b064        6117    X
   101   Empty Desk                          M2008                NNTM609628B8                             2B068        6114    X
   102   Command Center/Computer Rm          M2008                NNTM6095DE06                                          6150    X
   103   Command Center/Computer Rm          M2008                NNTM293260C0                                          6151    X
   104   Command Center/Computer Rm        AT&T 900MH           T010900019515201                         Cordless       6152    X
   105   Command Center/Switch Room          M2008                NNTM6095DDE0                                          6153    X
   106   Command Center/Switch Room          M2250                NNTM6094770C                                          6154    X
   107   Command Center/Switch Room          M2008                NNTM293240E1                                          6155    X
   108   Command Center/Switch Room          M2008                NNTM29326088                                          6156    X
   109   IT Conference Room              Sound Station              12300634                               2a036        6157    X

                          Third-Party Software Licenses

                                 Included Assets

Third-Party Software                Status                QTY              Total
--------------------                ------                ---              -----
Database 2 EE                       included               14               14
i-Solutions                         included                1                1
Avolent OFX Server (see schedule L) included                1                1
Windows 2000 AS OS                  included               20               20

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

Windows 2000 Pro OS                 included               91               91
Windows 2000 Server OS              included                8                8
Windows 98 OS                       included                2                2
Windows NT OS                       included               31               31
SQL Server Windows NT               included                7                7
PGP Desktop                         included               71               71
PGP eBusiness Server                included                4                4
Delphi 5 Enterprise                 included                3                3
Java/ASP/JSP                        included               20               20
Visual Basic                        included                4                4
Adobe Acrobat                       included                5                5
Adobe Reader                        included               59               59
Adobe Framemaker                    included                1                1
Adobe Illustrator                   included                3                3
Adobe Pagemaker                     included                2                2
Adobe Photoshop                     included                3                3
ColdFusion                          included                1                1
Director                            included                1                1
Dreamweaver                         included                8                8
Drumbeat                            included                1                1
Flash                               included                8                8
Backoffice NT Server                included                1                1
Exchange Server                     included                2                2
Internet Explorer                   included               84               84
Office 2000 Professional            included              108              108
Project 2000                        included                9                9
Visio Professional                  included               18               18
PC Anywhere Host/Remote             included                50              50
Miva                                included                2                2
eShare - NetAgent (CRM) (see schedule L)
                                    included                1                1
Symposium                           included                1                1
Talisma CRM Suite (see schedule L)  included                1                1

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

Billserv Assets
(Furniture and
Fixtures Only)
------------------------------------------------------------------------------------------------------------------------------------
Inventory                                                                                             Total Cyberstarts Billserv's
Number   Floor  Location                  Description                                                 QTY   QTY         QTY
------------------------------------------------------------------------------------------------------------------------------------
 2000    2      Boardroom                 Boardroom Table (seats 20)                                    1               1
------------------------------------------------------------------------------------------------------------------------------------
 2002    2      Boardroom                 Whiteboard  Rolling                                           1               1
------------------------------------------------------------------------------------------------------------------------------------
 2003    2      Boardroom                 Auxillary Moniter                                             1               1
------------------------------------------------------------------------------------------------------------------------------------
 2005    2      Boardroom                 Audio Cabinet w/ Extron Crosspoint Series                     1               1
------------------------------------------------------------------------------------------------------------------------------------
                                          excess controller                                             1               1
------------------------------------------------------------------------------------------------------------------------------------
 2006    2      Boardroom                 White Tables                                                  1               1
------------------------------------------------------------------------------------------------------------------------------------
 2007    2      Boardroom                 White-roll-around desk                                        1               1
------------------------------------------------------------------------------------------------------------------------------------
 2008    2      Boardroom                 Podium (Wooden)                                               1               1
------------------------------------------------------------------------------------------------------------------------------------
 2009    2      Boardroom                 Panja Audio Visual Controller with Screen
                                          (black, 8 in. display)                                        1               1
------------------------------------------------------------------------------------------------------------------------------------
 2010    2      Boardroom                 Video Visualizer (Canon RE 350)                               1               1
------------------------------------------------------------------------------------------------------------------------------------
 2017    2      QA Area/Tech. Supp.       White Rolling Table                                           1               1
------------------------------------------------------------------------------------------------------------------------------------
 2020    2      QA Area VP Office         Wall-mounted white board                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2021    2      QA Area VP Office         Wooden Exec. Desk w/Hutch                                     1               1
------------------------------------------------------------------------------------------------------------------------------------
 2022    2      QA Area VP Office         Wooden Table                                                  1               1
------------------------------------------------------------------------------------------------------------------------------------
 2024    2      QA Area VP Office         Black Leather Exec. Chair                                     1               1
------------------------------------------------------------------------------------------------------------------------------------
 2026    2      QA Area Dir Office        Lateral Cabinert (2 drawer, black)                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2027    2      QA Area Dir Office        Small Rolling File Cabinet (black/gray top)                   1               1
------------------------------------------------------------------------------------------------------------------------------------
 2028    2      QA Area Dir Office        Director Cube                                                 1               1
------------------------------------------------------------------------------------------------------------------------------------
 2030    2      QA Area Dir Office        Roll-around White Table                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2033    2      Acct. Manager             White insert Table                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2037    2      Tech. Support             White Insert Table                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2043    2      QA Conference Room        Conference Table (6 sections, white)                          1               1
------------------------------------------------------------------------------------------------------------------------------------
 2044    2      QA Conference Room        Wall-mounted white board                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2047    2      QA Tester Area            Large White Rolling Table                                     1               1
------------------------------------------------------------------------------------------------------------------------------------
 2048    2      QA Tester Area            White Insert Table                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2051    2      CM Area                   Large White Rolling Table                                     1               1
------------------------------------------------------------------------------------------------------------------------------------
 2052    2      CM Area                   White Insert Table                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2054    2      Acct. Area                White insert Table                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2063    2      Acct. Area                Director Cube                                                 1               1
------------------------------------------------------------------------------------------------------------------------------------
 2064    2      Acct. Area                Rolling White Board                                           1               1
------------------------------------------------------------------------------------------------------------------------------------
 2065    2      Acct. Area                Rolling White Table                                           1               1
------------------------------------------------------------------------------------------------------------------------------------
 2068    2      Acct. Area                Gray Rolling Chair in Dir. Office                             1               1
------------------------------------------------------------------------------------------------------------------------------------
 2069    2      Acct. Area                Director Cube                                                 1               1
------------------------------------------------------------------------------------------------------------------------------------

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

------------------------------------------------------------------------------------------------------------------------------------
 2072    2      Acct. Area                Green Leaf Rolling Chair                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2073    2      Acct. Area                Director Cube                                                 1               1
------------------------------------------------------------------------------------------------------------------------------------
 2075    2      Acct. Area                Leaf Rolling Chair (red)                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2077    2      Acct. Area                White Rolling Table                                           1               1
------------------------------------------------------------------------------------------------------------------------------------
 2078    2      Acct. Area                Director Cube                                                 1               1
------------------------------------------------------------------------------------------------------------------------------------
 2080    2      Acct. Area                Wall Mounted White Board                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2082    2      Acct. Area                White Rolling Table                                           1               1
------------------------------------------------------------------------------------------------------------------------------------
 2083    2      Acct. Area                Red Rolling Leaf Chair                                        1               1
------------------------------------------------------------------------------------------------------------------------------------
 2084    2      Acct. Area                Smalll White Rolling Table                                    1               1
------------------------------------------------------------------------------------------------------------------------------------
 2089    2      Accounting                2-Drawer Lateral Cabinet (black)                              1               1
------------------------------------------------------------------------------------------------------------------------------------
 2090    2      Accounting                Biege Rolling Cabinet (small)                                 1               1
------------------------------------------------------------------------------------------------------------------------------------
 2093    2      Accounting                Oval Rolling Table (white)                                    1               1
------------------------------------------------------------------------------------------------------------------------------------
 2094    2      Accounting                4-Drawer Black Lateral Cabinet                                1               1
------------------------------------------------------------------------------------------------------------------------------------
 2100    2      Executive Area            4-Drawer Lateral Cabinet (black)                              1               1
------------------------------------------------------------------------------------------------------------------------------------
 2101    2      Executive Area            5-Drawer Lateral Cabinet (black, 4ft wide)                    1               1
------------------------------------------------------------------------------------------------------------------------------------
 2103    2      Copy/Mail Area            White Insert Table                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2112    2      Exec. Admin.              2- Drawer Filing Cabinet                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2113    2      Exec. Admin.              4-Drawer Filing Cabinets                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2114    2      Exec, Admin.              Director Cube (Bill Mames old desk)                           1               1
------------------------------------------------------------------------------------------------------------------------------------
 2116    2      Exec. Admin.              Rolling Oval  White Desk                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2117    2      Exec. Admin.              Small Rolling Cabinet (black/white top)                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2118    2      Exec. Admin.              4-Drawer Lateral Cabinet                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2121    2      Legal Dept.               Wooden Round Table                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2123    2      Legal Dept.               Black Leather 2-Seater Sofa w/Wooden Legs                     1               1
------------------------------------------------------------------------------------------------------------------------------------
 2124    2      Legal Dept.               Black Leather Chair w/Wooden Legs                             1               1
------------------------------------------------------------------------------------------------------------------------------------
 2125    2      Legal Dept.               Wooden Exec.Office Desk w/Hutch                               1               1
------------------------------------------------------------------------------------------------------------------------------------
 2126    2      Legal Dept.               Black Leather Exec. Chair                                     1               1
------------------------------------------------------------------------------------------------------------------------------------
 2127    2      Legal Dept.               Dark Wood Corner Intable                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2128    2      Legal Dept.               Wooden Exec. Filing Cabinet                                   1               1
------------------------------------------------------------------------------------------------------------------------------------
 2129    2      Legal Dept.               Wooden Exec. Armore (tall)                                    1               1
------------------------------------------------------------------------------------------------------------------------------------
 2130    2      IT Exec. Office           Wooden Round Table                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2131    2      IT Exec. Office           Wooden Chairs w/cushion, beige                                1               1
------------------------------------------------------------------------------------------------------------------------------------
 2132    2      IT Exec. Office           Executive Wooden Desk w/hutch                                 1               1
------------------------------------------------------------------------------------------------------------------------------------
 2133    2      IT Exec. Office           Wall Mounted White Board                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2134    2      IT Exec. Office           Black Leather Exec. Chair                                     1               1
------------------------------------------------------------------------------------------------------------------------------------
 2152    2      IT Exec. Office           Director Cube                                                 1               1
------------------------------------------------------------------------------------------------------------------------------------
 2153    2      IT Exec. Office           Oval White Rolling Table                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2155    2      IT Exec. Office           Purple Rolling Leaf Chair                                     1               1
------------------------------------------------------------------------------------------------------------------------------------
 2156    2      IT Exec. Office           4-Drawer Lateral Cabinet (black)                              1               1
------------------------------------------------------------------------------------------------------------------------------------
 2157    2      IT Exec. Office           Wall Mounted White Board                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2158    2      IT Exec. Office           Round Black Pedistool w/silver base                           1               1
------------------------------------------------------------------------------------------------------------------------------------

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

------------------------------------------------------------------------------------------------------------------------------------
 2161    2      IT Exec. Office           Wall Mounted White Board                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2164    2      NAG                       Gray Rolling Chair                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2168    2      Telecom                   Manger Cube                                                   1               1
------------------------------------------------------------------------------------------------------------------------------------
 2169    2      Telecom                   Small Rolling Cabinet (2-drawer, black w/white top            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2170    2      Telecom                   Green Non-Rolling Chair                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2171    2      Telecom                   Black Leather Chair                                           1               1
------------------------------------------------------------------------------------------------------------------------------------
 2172    2      Telecom                   2-Drawer Black Leteral Cabinet                                1               1
------------------------------------------------------------------------------------------------------------------------------------
 2173    2      IT Isolated Desk          Semi-Circle White Table                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2182    2      IT Analyst                Semi-Circle White Table                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2183    2      IT Analyst                Beige Square-Backed Chair (non-rolling)                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2185    2      IT Conference Room        Green Rolling Chair                                           1               1
------------------------------------------------------------------------------------------------------------------------------------
 2186    2      IT Conference Room        Oval Conference Table (6 sections, white)                     1               1
------------------------------------------------------------------------------------------------------------------------------------
 2187    2      IT Conference Room        Wall-mounted white board                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2189    2      IT Conference Room        Black Cylinder Foam Chairs                                    1               1
------------------------------------------------------------------------------------------------------------------------------------
 2190    2      IT Conference Room        Rolling White Board                                           1               1
------------------------------------------------------------------------------------------------------------------------------------
 2193    2      IT Conference Room        Rolling White Board                                           1               1
------------------------------------------------------------------------------------------------------------------------------------
 2196    2      IT Conference Room        Manager Cube                                                  1               1
------------------------------------------------------------------------------------------------------------------------------------
 2197    2      IT Conference Room        Manager Cube                                                  1               1
------------------------------------------------------------------------------------------------------------------------------------
 2198    2      IT Conference Room        Manager Cube                                                  1               1
------------------------------------------------------------------------------------------------------------------------------------
 2199    2      IT Conference Room        Manager Cube                                                  1               1
------------------------------------------------------------------------------------------------------------------------------------
 2201    2      IT Conference Room        Rolling White Board                                           1               1
------------------------------------------------------------------------------------------------------------------------------------
 2202    2      IT Conference Room        White Oval Table                                              1               1
------------------------------------------------------------------------------------------------------------------------------------
 2203    2      IT Conference Room        4-Drawer Lateral  File Cabinet                                1               1
------------------------------------------------------------------------------------------------------------------------------------
 2208    2      IT Conference Room        Large White Rectangular Table                                 1               1
------------------------------------------------------------------------------------------------------------------------------------
 2209    2      IT Conference Room        White Insert Table                                            1               1
------------------------------------------------------------------------------------------------------------------------------------
 2214    2      Front Lobby               Black Leather Couch Set                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2215    2      Front Lobby               Cloth Chairs with multicolored block pattern                  1               1
------------------------------------------------------------------------------------------------------------------------------------
 2219    2      Front Lobby               Black Leaf Chair                                              1               1
------------------------------------------------------------------------------------------------------------------------------------
 2220    2      Front Lobby               Small Rolling 2-Door Cabinet (white top)                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2221    2      Front Lobby               Small Rolling 3-Door Cabubet                                  1               1
------------------------------------------------------------------------------------------------------------------------------------
 2223    2      Investments               Wooden Table                                                  1               1
------------------------------------------------------------------------------------------------------------------------------------
 2224    2      Investments               Wall Mounted White Board                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2225    2      Investments               Black Leather Rolling Exec. Boardroom                         1               1
------------------------------------------------------------------------------------------------------------------------------------
 2226    2      Investments               Leaf Chair (purple)                                           1               1
------------------------------------------------------------------------------------------------------------------------------------
 2228    2      Investments               Rolling White Board                                           1               1
------------------------------------------------------------------------------------------------------------------------------------
 2229    2      Investments               Black Exec. Leather Chair                                     1               1
------------------------------------------------------------------------------------------------------------------------------------
 2230    2      Investments               Exec. Wooden Desk w/Hutch                                     1               1
------------------------------------------------------------------------------------------------------------------------------------
 2231    2      Investments               Exec. Aimore (wooden)                                         1               1
------------------------------------------------------------------------------------------------------------------------------------
 2232    2      Investments               Wood Corner Tale                                              1               1
------------------------------------------------------------------------------------------------------------------------------------
 2233    2      Investments               Black Leather Sofa w/wooden legs                              1               1
------------------------------------------------------------------------------------------------------------------------------------
 2246    2      HR Office                 Exec, Desk w/Hutch                                            1               1
------------------------------------------------------------------------------------------------------------------------------------

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

------------------------------------------------------------------------------------------------------------------------------------
 2247    2      HR Office                 2-Drawer Filing Cabinet                                       1               1
------------------------------------------------------------------------------------------------------------------------------------
 2248    2      HR Office                 4-Drawer Filing Cabinets                                      1               1
------------------------------------------------------------------------------------------------------------------------------------
 2249    2      HR Office                 Black Exec. Leather Chair (rollaway)                          1               1
------------------------------------------------------------------------------------------------------------------------------------
 2250    2      HR Office                 Round Exec. Wood Desk w/4 chairs w/cushions                   1               1
------------------------------------------------------------------------------------------------------------------------------------
 2018    2      QA Area/Tech. Supp.       Analyst Cubes                                                 2               2
------------------------------------------------------------------------------------------------------------------------------------
 2019    2      QA Area/Tech. Supp.       Managers Cubes                                                2               2
------------------------------------------------------------------------------------------------------------------------------------
 2029    2      QA Area Dir Office        Purple Cushioned Chairs                                       2               2
------------------------------------------------------------------------------------------------------------------------------------
 2034    2      Acct. Manager             Rolling Small Filing Cabinets (black/gray top)                2               2
------------------------------------------------------------------------------------------------------------------------------------
 2040    2      Deployment Area           Half Tables that make a polygon table - white                 2               2
------------------------------------------------------------------------------------------------------------------------------------
 2042    2      QA Conference Room        Rolling Chairs (red, ribbed backed)                           2               2
------------------------------------------------------------------------------------------------------------------------------------
 2053    2      Acct. Area                Desk Cell                                                     2               2
------------------------------------------------------------------------------------------------------------------------------------
 2055    2      Acct. Area                Rolling Chairs (purple)                                       2               2
------------------------------------------------------------------------------------------------------------------------------------
 2057    2      Acct. Area                2-Drawer Lateral Filing Cabinets (black)                      2               2
------------------------------------------------------------------------------------------------------------------------------------
 2060    2      Acct. Area                4-Drawer Lateral Cabinets (black)                             2               2
------------------------------------------------------------------------------------------------------------------------------------
 2066    2      Acct. Area                Red Cushioned Chairs (non-rolling)                            2               2
------------------------------------------------------------------------------------------------------------------------------------
 2067    2      Acct. Area                Drawer Black Lateal                                           2               2
------------------------------------------------------------------------------------------------------------------------------------
 2070    2      Acct. Area                2-Drawer Lateral Cabinets (black)                             2               2
------------------------------------------------------------------------------------------------------------------------------------
 2071    2      Acct. Area                Red Cushioned Chairs (non-rolling)                            2               2
------------------------------------------------------------------------------------------------------------------------------------
 2074    2      Acct. Area                Lateral Black Cabinets                                        2               2
------------------------------------------------------------------------------------------------------------------------------------
 2076    2      Acct. Area                Red Chairs Non-rolling                                        2               2
------------------------------------------------------------------------------------------------------------------------------------
 2079    2      Acct. Area                2-Drawer Lateral Cabinets (black)                             2               2
------------------------------------------------------------------------------------------------------------------------------------
 2081    2      Acct. Area                Red Chairs (non-rolling)                                      2               2
------------------------------------------------------------------------------------------------------------------------------------
 2086    2      e studios                 Red Rolling Chairs                                            2               2
------------------------------------------------------------------------------------------------------------------------------------
 2096    2      Executive Area            Rolling Leaf Chairs (1 purple, 1 green)                       2               2
------------------------------------------------------------------------------------------------------------------------------------
 2097    2      Executive Area            2-Drawer Layeral Cabinets (gray)                              2               2
------------------------------------------------------------------------------------------------------------------------------------
 2098    2      Executive Area            Small Rolling Cabinets (black/white top)                      2               2
------------------------------------------------------------------------------------------------------------------------------------
 2099    2      Executive Area            2-Drawer Lateral Cabinets (black)                             2               2
------------------------------------------------------------------------------------------------------------------------------------
 2104    2      Exec. Cafe                Wooden Tall Tables                                            2               2
------------------------------------------------------------------------------------------------------------------------------------
 2119    2      Exec. Admin.              Non-rolling  Chairs (purple)                                  2               2
------------------------------------------------------------------------------------------------------------------------------------
 2120    2      Exec. Admin.              Rolling Purple Leaf Chairs                                    2               2
------------------------------------------------------------------------------------------------------------------------------------
 2151    2      HR Exec. Office           Wooden Chairs w/ beige cushions                               2               2
------------------------------------------------------------------------------------------------------------------------------------
 2154    2      IT Exec. Office           Green Non-Rolling Chaiors                                     2               2
------------------------------------------------------------------------------------------------------------------------------------
 2166    2      NAG                       Desk Cell                                                     2               2
------------------------------------------------------------------------------------------------------------------------------------
 2191    2      IT Conference Room        Cylinder Black Foam Chairs                                    2               2
------------------------------------------------------------------------------------------------------------------------------------
 2192    2      IT Conference Room        Semi-Circle White Table                                       2               2
------------------------------------------------------------------------------------------------------------------------------------
 2205    2      IT Conference Room        Black Cylinder Foam Chairs                                    2               2
------------------------------------------------------------------------------------------------------------------------------------
 2212    2      Breakroom                 Smalll Square Tables                                          2               2
------------------------------------------------------------------------------------------------------------------------------------
 2216    2      Front Lobby               Round Tables                                                  2               2
------------------------------------------------------------------------------------------------------------------------------------
 2217    2      Front Lobby               Wood Chairs with cloth bottoms & a triangular ivory back      2               2
------------------------------------------------------------------------------------------------------------------------------------
 2227    2      Investments               Non-Rolling Chairs (2 purple)                                 2               2
------------------------------------------------------------------------------------------------------------------------------------
 2012    2      QA Area/Tech. Supp.       Directors Cubes (Ken, Kristen, Eric)                          3               3
------------------------------------------------------------------------------------------------------------------------------------

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

------------------------------------------------------------------------------------------------------------------------------------
 2014    2      QA Area/Tech. Supp.       Small Rolling File Cabinets (black/gray top)                  3               3
------------------------------------------------------------------------------------------------------------------------------------
 2025    2      QA Area Dir Office        Lateral Cabinets (4 drawer, black)                            3               3
------------------------------------------------------------------------------------------------------------------------------------
 2050    2      CM Area                   Rolling Area (1 purple, 2 red)                                3               3
------------------------------------------------------------------------------------------------------------------------------------
 2059    2      Acct. Area                2-Drawer Lateral Cabinets (black)                             3               3
------------------------------------------------------------------------------------------------------------------------------------
 2061    2      Acct. Area                3 ft.-wide Lateral Cabinets (black)                           3               3
------------------------------------------------------------------------------------------------------------------------------------
 2062    2      Acct. Area                4 ft.-wide Lateral Cabinets (black)                           3               3
------------------------------------------------------------------------------------------------------------------------------------
 2115    2      Exec. Admin.              4-Drawer Filing Cabinets                                      3               3
------------------------------------------------------------------------------------------------------------------------------------
 2206    2      IT Conference Room        Small Black Rolling Cabinets (white top)                      3               3
------------------------------------------------------------------------------------------------------------------------------------
 2213    2      Breakroom                 Tall Square Tables                                            3               3
------------------------------------------------------------------------------------------------------------------------------------
 2023    2      QA Area VP Office         Wooden Cushioned Chairs                                       4               4
------------------------------------------------------------------------------------------------------------------------------------
 2031    2      Acct. Manager             Desk Cell                                                     4               4
------------------------------------------------------------------------------------------------------------------------------------
 2035    2      Tech. Support             Desk Cell                                                     4               4
------------------------------------------------------------------------------------------------------------------------------------
 2036    2      Tech. Support             Rolling Chairs                                                4               4
------------------------------------------------------------------------------------------------------------------------------------
 2038    2      Deployment Area           Desk Cell                                                     4               4
------------------------------------------------------------------------------------------------------------------------------------
 2039    2      Deployment Area           Rolling Chairs (red)                                          4               4
------------------------------------------------------------------------------------------------------------------------------------
 2045    2      QA Tester Area            Desk Cell                                                     4               4
------------------------------------------------------------------------------------------------------------------------------------
 2046    2      QA Tester Area            Rolling Chairs (3 red, 1 purplt)                              4               4
------------------------------------------------------------------------------------------------------------------------------------
 2049    2      CM Area                   Desk Cell                                                     4               4
------------------------------------------------------------------------------------------------------------------------------------
 2056    2      Acct. Area                4-Drawer Lateral Filing Cabinets (black)                      4               4
------------------------------------------------------------------------------------------------------------------------------------
 2085    2      e studios                 Desk Cell                                                     4               4
------------------------------------------------------------------------------------------------------------------------------------
 2087    2      Accounting                Desk Cell (empty)                                             4               4
------------------------------------------------------------------------------------------------------------------------------------
 2091    2      Accounting                Desk Cell                                                     4               4
------------------------------------------------------------------------------------------------------------------------------------
 2092    2      Accounting                Rolling Chairs (purple)                                       4               4
------------------------------------------------------------------------------------------------------------------------------------
 2095    2      Executive Area            Desk Cell                                                     4               4
------------------------------------------------------------------------------------------------------------------------------------
 2102    2      Copy/Mail Area            4-Drawer Legal Cabinets (black)                               4               4
------------------------------------------------------------------------------------------------------------------------------------
 2110    2      Exec. Admin.              Desk Cell                                                     4               4
------------------------------------------------------------------------------------------------------------------------------------
 2111    2      Exec. Admin.              Rolling Purple Chairs                                         4               4
------------------------------------------------------------------------------------------------------------------------------------
 2162    2      NAG                       Desk Cell                                                     4               4
------------------------------------------------------------------------------------------------------------------------------------
 2163    2      NAG                       Rolling Chairs (3 green, 1 red)                               4               4
------------------------------------------------------------------------------------------------------------------------------------
 2165    2      NAG                       Cylider Black Foam Chairs                                     4               4
------------------------------------------------------------------------------------------------------------------------------------
 2167    2      NAG                       Green Rolling Leaf Chairs                                     4               4
------------------------------------------------------------------------------------------------------------------------------------
 2174    2      IT Isolated Desk          Rolling Green Leaf Chairs                                     4               4
------------------------------------------------------------------------------------------------------------------------------------
 2175    2      IT Analyst                Desk Cell                                                     4               4
------------------------------------------------------------------------------------------------------------------------------------
 2176    2      IT Analyst                Analyst Desk Cells                                            4               4
------------------------------------------------------------------------------------------------------------------------------------
 2177    2      IT Analyst                Analyst Desk Cells                                            4               4
------------------------------------------------------------------------------------------------------------------------------------
 2178    2      IT Analyst                Analyst Desk Cells                                            4               4
------------------------------------------------------------------------------------------------------------------------------------
 2179    2      IT Analyst                Analyst Desk Cells                                            4               4
------------------------------------------------------------------------------------------------------------------------------------
 2180    2      IT Analyst                Analyst Desk Cells                                            4               4
------------------------------------------------------------------------------------------------------------------------------------
 2194    2      IT Conference Room        Desk Cell                                                     4               4
------------------------------------------------------------------------------------------------------------------------------------
 2195    2      IT Conference Room        Rolling Green Leaf Chairs                                     4               4
------------------------------------------------------------------------------------------------------------------------------------
 2207    2      IT Conference Room        2-Drawer Lateral Cabinets (black)                             4               4
------------------------------------------------------------------------------------------------------------------------------------

                                   Schedule D

                                 Tangible Assets
                              Sections 1.46 and 4.6

                                 EQUIPMENT LIST
                                 Included Assets

------------------------------------------------------------------------------------------------------------------------------------
 2218    2      Front Lobby               Cloth Chair for built-in desk area                            4               4
------------------------------------------------------------------------------------------------------------------------------------
 2222    2      Investments               Wooden Chairs w/cushions                                      4               4
------------------------------------------------------------------------------------------------------------------------------------
 2013    2      QA Area/Tech. Supp.       Lateral File Cabinets (3 drawer, black)                       5               5
------------------------------------------------------------------------------------------------------------------------------------
 2032    2      Acct. Manager             Rolling Chairs (4 red, 1 purple)                              5               5
------------------------------------------------------------------------------------------------------------------------------------
 2058    2      Acct. Area                2-Drawer Lateral filing Cabinets (gray)                       5               5
------------------------------------------------------------------------------------------------------------------------------------
 2088    2      Accounting                Rolling leaf chairs (4 red, 1 purple)                         5               5
------------------------------------------------------------------------------------------------------------------------------------
 2200    2      IT Conference Room        Green Rolling Leaf Chairs                                     5               5
------------------------------------------------------------------------------------------------------------------------------------
 2204    2      IT Conference Room        Non-Rolling Chairs ( 4 green, 1 purple)                       5               5
------------------------------------------------------------------------------------------------------------------------------------
 2105    2      Exec. Cafe                Wooden/Cushioned Tall Rollin Chairs                           6               6
------------------------------------------------------------------------------------------------------------------------------------
 2122    2      Legal Dept.               Wooden Cushioned Beige Chairs                                 6               6
------------------------------------------------------------------------------------------------------------------------------------
 2211    2      Breakroom                 Tall Plastic Orange Chairs                                    6               6
------------------------------------------------------------------------------------------------------------------------------------
 2015    2      QA Area/Tech. Supp.       Cushioned Chairs (red, non-rolling)                           7               7
------------------------------------------------------------------------------------------------------------------------------------
 2016    2      QA Area/Tech. Supp.       Rolling Chairs (red)                                          8               8
------------------------------------------------------------------------------------------------------------------------------------
 2210    2      Breakroom                 Small Plastic Orange Chairs                                   8               8
------------------------------------------------------------------------------------------------------------------------------------
 2041    2      QA Conference Room        Rolling Chairs (purple, squared back)                        12              12
------------------------------------------------------------------------------------------------------------------------------------
 2184    2      IT Conference Room        Red Square-Backed Rolling Chairs                             12              12
------------------------------------------------------------------------------------------------------------------------------------
 2001    2      Boardroom                 Black leather Chairs for Boardroom Area                      16              16
------------------------------------------------------------------------------------------------------------------------------------
 2181    2      IT Analyst                Rolling Chairs (17 green, l purple)                          18              18
------------------------------------------------------------------------------------------------------------------------------------

                                   Schedule F

                              Assets of Affiliates
                                (Section 2.1(b))

None.

Seller shall retain ownership and assets supporting Bills.com ; and its consumer payments business.

                                   Schedule G

                     Telephone & Fax Numbers & Domain Names
                                (Section 2.2(m))

         Main Line 210-402-5000

o     4 blocks of 100 DID (210-402-5000 - 5199 & 210-483-8100 - 8199)
      o     210-404-1456 - 1FB line
      o     210-404-1999 - 1FB line
      o     210-404-2827 - 1FB line

Toll Free Lines:
***** Need to add all Toll free numbers for the eCare center and for voice mail access.

      888-281-5364 Bills.com (Excluded)
      877-245-7002 Reliant
      877-222-5665 NCAA 1
      877-222-8866 NCCA 2
      888-942-9507 Open
      888-824-5735 PSE
      877-Bil-lmai (toll free voice mail access)

         Domain Names:

         Domains:
         ---------------------------------------------------------------------------------------------------
         Domain Name         VeriSign     Expiration    Amount     Registrar       Comments         Need?
                             Original     Date
                             Date
         ---------------------------------------------------------------------------------------------------
         bills.com           07/30/03     07/31/03      35.00      NetSol          EXCLUDED         Yes
                                                                                   ASSET
         billserv.com        01/18/02     08/02/02      29.00      NetSol                           Yes
         billserv.org        8/27/2000    08/28/03      35.00      NetSol                           Yes
         billserve.com       10/19/97     10/17/01      35.00      NetSol                           Yes
         ebillepicenter.com  02/13/01     02/13/06      25.00      NetSol                           Yes
         ebillepicenter.net  04/11/01     04/11/03      35.00      NetSol
         ebillepicenter.org  04/12/01     04/12/03      35.00      NetSol
         mypaymentbook.com   11/11/99     11/11/03      35.00      NetSol          EXCLUED          Yes
                                                                                   ASSET
         mypaymentbook.net   11/11/99     11/11/03      35.00      NetSol          EXCLUED          Yes
                                                                                   ASSET
         mypaymentbook.org   11/11/99     11/11/03      35.00      NetSol          EXCLUED          Yes
                                                                                   ASSET
         securebills.com     06/07/99     06/07/03      35.00      NetSol                           Yes
         securebills.net     06/07/99     06/07/03      35.00      NetSol                           Yes

Certificates:
--------------------------------------------------------------------------------------
Certificate Name VeriSign Original Date   Expiration Date   Amount   Registrad   Need?
--------------------------------------------------------------------------------------
au.securebills.com 11/21/01  12/06/03  349.00  VeriSing  Yes
client.securebills.com 04/20/01  04/22/03  349.00 VeriSing
csapi.securebills.com 01/03/02  7/1/2003  349.00  C-Free
demo1.billserv.com 08/23/00  N/A  0  SS  Yes
--------------------------------------------------------------------------------------
ebill.securebills.com 09/13/01  09/18/03  349.00  VeriSing
ebilldemo.securebills.com 08/16/01  08/20/03  349.00 VeriSing  Yes
ebillrouter.securebills.com 01/17/01  01/18/04  249.00  VeriSing  Yes
--------------------------------------------------------------------------------------
ecare.au.securebills.com 01/24/02  01/26/04  349.00  VeriSing  Yes
ecare.securebills.com 04/25/01  04/27/03  249.00 VeriSing  Yes
eclient.securebills.com 02/24/00  09/17/03  249.00  VeriSing  Yes
einsert.au.securebills.com 02/06/02 02/01/04  349.00  VeriSing  Yes
--------------------------------------------------------------------------------------
einsert.securebills.com 09/10/01  09/14/03  349.00  VeriSing  Yes
eshare.securebills.com 05/16/00  ???  ???  VeriSing Yes
ofx.securebills.com 02/28/00  02/16/03  249.00  VeriSing  Yes
qa.securebills.com 07/16/01  ???  249.00  VeriSing
Yes reliant.securebills.com 06/06/00 ??? 349.00 VeriSing Yes
reports.securebills.com 08/18/00 N/A 0 SS Yes Other Certs:
--------------------------------------------------------------------------------
mastercard.securebills.com 10/14/2001  10/15/04  N/A  M-Card  Yes
--------------------------------------------------------------------------------

                                   Schedule H

                                 Excluded Assets
                                   Section 2.3

                                 EQUIPMENT LIST
                                 Excluded Assets

                                                            Serial number or
SERVER NAME                 SERVER TYPE                     Service Tag Number
-----------                 -----------                     ------------------
General Support:
AQUAMAN                     DELL DEMENSION                  0W8DI
CEREBRO                     IBM NETFINITY 5                 23RH005
DIABLO                      IBM E-SERVER X                  23H8368
HAVOK                       DELL DEMENSION                  HP078
VISION                      DELL DEMENSION                  2ZRLA
DOMINO                      DELL DEMENSION                  DHTBI
ROBIN-SECURITY              DELL OPTIPLEX                   08QVV
ICEMAN                      IBM NETFINITY 5                 552408P
MRFREEZE                    IBM NETFINITY 5                 23B7736
NIGHTWING                   DELL DEMENSION                  0DR1W
SHAZAM                      IBM NETFINITY 4                 23K6495
SPECTRE                     IBM NETFINITY 7                 23T4908
THOR                        IBM NETFINITY 5                 23X3505

Network LAN/WAN:
2 4000 SWITCH               4003 CISCO serial numbers FOX04021218, FOX 04021214
2 LINKSYS STACKPRO          16 PORTSHUB serial numbers 9400000404, 8410000753

1 Network Rack              IBM
1 Network Rack              Ortronics
1 Cisco PIX Firewall Model 520 - serial 18009463

1 Telephone Switch          Option 21                       Nortel

MISC:

                                   Schedule H

                                 Excluded Assets
                                   Section 2.3

                                 EQUIPMENT LIST
                                 Excluded Assets

MISC:

PC'S AND LAPTOPS
       Item#       PC Name          Field               Tag Number     Location  Jack ID Number
       -----       -------          -----               ----------     --------  --------------
         77        ShelbyGoolsby    hp074                       2a003                4009
        159        ArleenWatson     2prf301                     2b051                4071
        158        L_TURNER         u1jlq                       2b050                4072
        156        V_MEEDER         12x67                       2b049                4073
        155        RuthTorres       8rdmq                       2b047                4074
        154        R_GIL            fhmez                       2b044                4075
        148        KimMcCoy         cjm8501                     2b032                4076
        147        ACCTOUT          IC42M                       2b032                4077
        149        RubenBarron      cth6001                     2b036                4078
        151        eStudio_MAC      xb02406fhsg                 2b037                4079
        153        EdyHernandez     hth6001                     2b040                4081
        152        stevewilson-laptop y960c                     2b039                4082
        118        S-Gerick         gzt5801                     2a073                4093
        116        KayGerfers       656s10b                     2a070                4094
        117        PattySuplick     379j101                     2a071                4095
        115        CurtisReese      hk9j601                     2a069                4096
        113        LeslieOttmers    8jr6401                     2a066                4097
        114        JoanieLeihsing   gnrf301                     2a067                4098
        112        P_LONG           2vvki0i                     2a065                4099
        109        K_KELLER         008iv                       2a058                4105
        107        RickyRaney       2zrhi                       2a054                4106
         23        F-ZENG2 - laptop 6ap18             storage room                   4112
        157        S_MULLIGAN       fhmey                       2b050                4139
         53        SMAC-1 - laptop  f6e4m             (Mickey's desk)                4141
         41        L-LEAL           3idqh             (by Linnell)                   4142
        145        GuyGould         fhmen                       2b029                4148
        144        MarkBindseil     ep3er                       2b028                4149
        140        M_LONG           fk009dp                     2b015                4150
        137        M_ASKLAND        e8uqs                       2b010                4153
         1         M_MILLARD2 - laptop
                                    f6eji             home

         12        terrispare - laptop                (home)

         15        M_LONG3 - laptop 9963t             home
         37        Mlong_MAC - laptop
                                    PowerG4           home & office

         44        L_HOCHLAP - laptop
                                    6ag6m             home

                                   Schedule H

                                 Excluded Assets
                                   Section 2.3

                                 EQUIPMENT LIST
                                 Excluded Assets

        135        M_JISHA          fi81n                       2b007                4034
        105        N-Ducote         23dmmx4                     2a037                4038

         29        R_whitten        qhtb2             help desk room                 4040
        141        L-HOCH           fi8ib                       2b017                4068
        142        T_DIAMOND        7ibph                       2b022                4070
         54        M_Long (old home fk00p67           storage
                   pc)                                room                           4137
        143        T_HUNTER2        7felh                       2b023                4138
         73        K-Carson2 -      6wif5             (Mickey's
                   laptop                             desk)                          4140

  Printers/Scanner
       Item#        Brand           Type            Model           IOS or IP       Serial          Location         Number
       -----        -----           ----            -----           ---------       ------          --------         ------
         1          HP              LaserJet        3150                            USDLD36595      Louis's office   5013
         2          HP              LaserJet        4050            172.16.2.27     USBF000766                       5014
         10         Xerox           Laser           7700GX          172.16.2.32     LGM401827                        5004
         18         HP              LaserJet        3150                            USDL004489      Tony's office    5015
                                                                                                    Melissa's
         33         HP              ColorJet        2000C                                           office           5034
                                                                                                    Micheal's
         34         NEC             Laser Printer                                   613653555C      office           5012
         30         HP              ScanJet         ADF                             SG8BL1119F      by Steve         5032
         35         HP              LaserJet        3200                            USAH019310      Terrie's office  5016

Telephones & Speaker Phones
  Item#  Name                                Model#              Serial Number            Location       Jack ID      Number
  -----  ----                                ------              -------------            --------       -------      ------
   71    M Millard                           M2008                NNTM60B58C43                            2b011        6087
   72    M-Millard                       Sound Station              12434207                              2b012        6136
   75    M_LONG                              M2008                NNTM6092D139                            2b015        6143
   159   M_LONG                              M2616               Get Serial No
   160   M_LONG                          Sound Station           Get Serial No
   76    L-HOCH                              M2616                NNTM60934D64                            2b018        6093
   77    L-HOCH                          Sound Station              12439164                              2b018        6094
   78    T_DIAMOND                           M2008                NNTM60920132                            2b022        6095
   79    T-Diamond                       Sound Station              12517839                              2b022        6096
   80    T_HUNTER                            M2616                NNTM6092D133                            2b023        6141
   81    T_HUNTER                        Sound Station              12280546                              2b024        6140

                                   Schedule H

                                 Excluded Assets
                                   Section 2.3

                                 EQUIPMENT LIST
                                 Excluded Assets

   82    War Room                            M2008                NNTM609D78A2                                         6138
   83    War Room                        Sound Station              12457412                                           6139
   84    MarkBindseil                        M2008                NNTM60A19356                            2b028        6127
   110                                       M2616                NNTM60920121           Mike Jisha                    6038
   111                                       M2008                NT2K08GH-03            Mike Jisha                    6039
   112                                       M2008                NT2K08GH-03            Mike Jisha                    6040
   113                                       M2008                NT9K08AD-03            Mike Jisha                    6041
   114                                       M2008                NT9K08AD-03            Mike Jisha                    6042
   115                                      M2008HF               NNTM60962770           Mike Jisha                    6043
   116                                      M2008GHF              NNTM609628BA           Mike Jisha                    6044
   117                                       M2616                NNTM60A19FA4           Mike Jisha                    6045
   118                                       M2008                NT2K08GH-03            Mike Jisha                    6046
   119                                       M2008                NNTN6095B85C           Mike Jisha                    6047
   120                                      M2008HF               NT9K08AD-03            Mike Jisha                    6048
   121                                       M2008                 NT9K08AD03            Mike Jisha                    6049
   122                                       M2008                NT2K08GH-03            Mike Jisha                    6050
   123                                       M2616                NNTM60B30D05           Mike Jisha                    6051
   124                                       M2616                NNTM60A19F2E           Mike Jisha                    6052
   125                                       M2008                NT2K08GH-03            Mike Jisha                    6053
   126                                       M2008                NT2K08GH-03            Mike Jisha                    6054
   127                                       M2008                NT9K08AD-03            Mike Jisha                    6055
   128                                       M2616                NNTM6092D134           Mike Jisha                    6056
   129                                       M2616                NNTM6092D2CC           Mike Jisha                    6057
   130                                       M2008                NT9K08AD-03            Mike Jisha                    6058
   131                                       M2616                NNTM60A19FB5           Mike Jisha                    6059
   132                                       M2616                NNTM60B30D4F           Mike Jisha                    6060
   133                                      M2008hf               NNTM6095DDB4           Mike Jisha                    6061
   134                                      M2008HF              NNTM60955DDDF           Mike Jisha                    6062
   135                                       M2616                NNTM6092D0F8           Mike Jisha                    6063
   136                                      M2008HF               NNTM609628C6           Mike Jisha                    6064
   137                                       M2616                NT9K16AC-03            Mike Jisha                    6065
   138                                       M2008                NT2K08GH-03            Mike Jisha                    6066
   139                                      M2008HF               NNTM60962003           Mike Jisha                    6067
   140                                       M2008                NT2K08GH-03            Mike Jisha                    6068
   141                                      M20088HF              NNTM60A19385           Mike Jisha                    6069
   142                                      M2008HF               NNTM60B444CC           Mike Jisha                    6070
   143                                      M2008HF              NNTM60A11935B           Mike Jisha                    6071
   144                                       M2008                 NT2KGH-03             Mike Jisha                    6072

                                   Schedule H

                                 Excluded Assets
                                   Section 2.3

                                 EQUIPMENT LIST
                                 Excluded Assets

   145                                       M2008                NT9K08AD-03            Mike Jisha                    6073
   146                                       M2008                NT9K08AD-03            Mike Jisha                    6074
   147                                       M2008                NT2K08GH-03            Mike Jisha                    6075
   148                                       M2008                NT2K08GH-03            Mike Jisha                    6076
   149                                       M2008                NT2K08GH-03            Mike Jisha                    6076
   150                                       M2008                NT2K08GH-03            Mike Jisha                    6077
   151                                       M2008                NNTM60B444B1           Mike Jisha                    6079
   152                                       m2008                NT2K08GH-03            Mike Jisha                    6080
   153                                       M2616                NT9K16AC-03            Mike Jisha                    6081
   154                                      M2008HF               NNTM6095DDD5           Mike Jisha                    6082
   155                                   Sound Station              12385365             Mike Jisha                    6083
   156                                   Sound Station              12300585             Mike Jisha                    6084
   157                                   Sound Station              12444510             Mike Jisha                    6085
   158                                       M2008f               NNTM609628BA           Mike Jisha                    6086

                          Third-Party Software Licenses

                                 Excluded Assets

Third-Party Software                      Status          QTY              Total
Windows 2000 Advance Server OS            excluded          3                 3
Windows 2000 Professional OS              excluded         44                44
Windows 2000 Server OS                    excluded          1                 1
Windows 98 OS                             excluded          2                 2
Windows NT OS                             excluded         16                16
SQL Server Windows NT                     excluded          3                 3
PGP Desktop                               excluded         30                30
PGP eBusiness Server                      excluded          1                 1
Delphi 5 Enterprise                       excluded          1                 1
Java/ASP/JSP                              excluded         10                10
Visual Basic                              excluded          1                 1
Adobe Acrobat                             excluded          5                 5
Adobe Reader                              excluded         41                41
Adobe Framemaker                          excluded          1                 1
Adobe Illustrator                         excluded          2                 2
Adobe Pagemaker                           excluded          2                 2
Adobe Photoshop                           excluded          2                 2
ColdFusion                                excluded          1                 1

                                   Schedule H

                                 Excluded Assets
                                   Section 2.3

                                 EQUIPMENT LIST
                                 Excluded Assets

Director                                  excluded          1                 1
Dreamweaver                               excluded          3                 3
Drumbeat                                  excluded          1                 1
Flash                                     excluded          3                 3
Backoffice NT Server                      excluded          0                 0
Exchange Server                           excluded          2                 2
Internet Explorer                         excluded         41                41
Office 2000 Professional                  excluded         41                41
Project 2000                              excluded          3                 3
Visio Professional                        excluded          5                 5
PC AnyWhere Host/Remote                   excluded         10                10
Platinum Accounting Software              excluded          1                 1
ETrade Optionlink                         excluded          1                 1
ADP HR Software                           excluded          1                 1

Billserv Assets
(Furniture and
Fixtures Only)
----------------------------------------------------------------------------------------------------------------------------
Inventory                                                                                                Total   Billserv's
----------------------------------------------------------------------------------------------------------------------------
Number  Floor   Location                  Description                                                     QTY           QTY
----------------------------------------------------------------------------------------------------------------------------
  1000   1      Human Resources           Wooden Executive Table                                            1             1
----------------------------------------------------------------------------------------------------------------------------
  1001   1      Human Resources           Wooden Chair w/ Cushions                                          4             4
----------------------------------------------------------------------------------------------------------------------------
  1002   1      Human Resources           Wooden Executive Desk w/hutch                                     6             6
----------------------------------------------------------------------------------------------------------------------------
  1003   1      Human Resources           Leather Chairs (4 red, 1 purple, 1 green)Rollways                 6             6
----------------------------------------------------------------------------------------------------------------------------
  1004   1      Human Resources           White Wallside Tables                                             1             1
----------------------------------------------------------------------------------------------------------------------------
  1005   1      Human Resources           Clear Chairs w/Black Cushions                                     3             3
----------------------------------------------------------------------------------------------------------------------------
  1006   1      Human Resources           Stationary Chairs (4 red, 4 purple)                               6             6
----------------------------------------------------------------------------------------------------------------------------
  1007   1      Human Resources           Wall Mounted White Board                                          1             1
----------------------------------------------------------------------------------------------------------------------------
  1008   1      Human Resources           Rolling 2-door Filliing Cabinets                                  5             5
----------------------------------------------------------------------------------------------------------------------------
  1009   1      Human Resources           Manger Desk                                                       1             1
----------------------------------------------------------------------------------------------------------------------------
  1010   1      Human Resources           Analyst Desk                                                      4             4
----------------------------------------------------------------------------------------------------------------------------
  1011   1      Human Resources           Locker                                                            1             1
----------------------------------------------------------------------------------------------------------------------------
  1012   1      Human Resources           Rolling White Oval Table                                          1             1
----------------------------------------------------------------------------------------------------------------------------
  1013   1      Training Room             Gray Cushion Rolling Chairs                                      16            16
----------------------------------------------------------------------------------------------------------------------------
  1014   1      Training Room             White/Gray Training Tables w/Keyboard holes- Large 5ft            6             6
----------------------------------------------------------------------------------------------------------------------------

                                   Schedule H

                                 Excluded Assets
                                   Section 2.3

                                 EQUIPMENT LIST
                                 Excluded Assets

----------------------------------------------------------------------------------------------------------------------------
  1015   1      Training Room             White/Gray Training Tables w/Keyboard holes- Small 3ft            3             3
----------------------------------------------------------------------------------------------------------------------------
  1016   1      Training Room             Training Podium desk (Gray)                                       1             1
----------------------------------------------------------------------------------------------------------------------------
  1017   1      Training Room             Wall Mounted White Board                                          1             1
----------------------------------------------------------------------------------------------------------------------------
  1018   1      Training Room             Rolling White Table (Work)                                        1             1
----------------------------------------------------------------------------------------------------------------------------
         1      Training Room             Ceiling mounted LCD Projector                                     1             1
----------------------------------------------------------------------------------------------------------------------------
  1019   1      Training Room             Wall Mounted Screen                                               1             1
----------------------------------------------------------------------------------------------------------------------------
  1020   1      ecare                     Lockers (gray)                                                    1             1
----------------------------------------------------------------------------------------------------------------------------
  1021   1      ecare                     Leaf Chairs  (2 red, 12 green, 10 purple)                        29            29
----------------------------------------------------------------------------------------------------------------------------
  1022   1      ecare                     Reps Desk (CSR)                                                  23            23
----------------------------------------------------------------------------------------------------------------------------
  1023   1      ecare                     Supervisor Desk                                                   2             2
----------------------------------------------------------------------------------------------------------------------------
  1024   1      ecare                     Director Desk                                                     1             1
----------------------------------------------------------------------------------------------------------------------------
  1025   1      ecare                     Off White Cushion Chairs                                         10            10
----------------------------------------------------------------------------------------------------------------------------
  1026   1      ecare                     White Tables                                                      3             3
----------------------------------------------------------------------------------------------------------------------------
  1027   1      ecare                     Wall Metal White Boards                                           2             2
----------------------------------------------------------------------------------------------------------------------------
  1028   1      ecare                     Non Rolling Chairs (5 red, 5 green)                              10            10
----------------------------------------------------------------------------------------------------------------------------
  1029   1      ecare                     Wall Side Table                                                   1             1
----------------------------------------------------------------------------------------------------------------------------
  1030   1      ecare                     Rolling White Table (Oval)                                        1             1
----------------------------------------------------------------------------------------------------------------------------
  1031   1      ecare                     White Square Table (5ft)                                          1             1
----------------------------------------------------------------------------------------------------------------------------
  1032   1      ecare                     (White Conference Table (4 sections)                              1             1
----------------------------------------------------------------------------------------------------------------------------
  1033   1      ecare                     6 Shelf Bookcase (Black)                                          1             1
----------------------------------------------------------------------------------------------------------------------------
  1034   1      ecare                     2-Drawer Rolling Filling Cabinets                                 1             1
----------------------------------------------------------------------------------------------------------------------------
  1035   1      ecare                     Gray Lockers                                                     23            23
----------------------------------------------------------------------------------------------------------------------------
  1036   1      ecare                     Reps Desk                                                        23            23
----------------------------------------------------------------------------------------------------------------------------
  1037   1      ecare                     Sup. Desk                                                         2             2
----------------------------------------------------------------------------------------------------------------------------
  1038   1      ecare                     Manager Desk                                                      1             1
----------------------------------------------------------------------------------------------------------------------------
  1039   1      ecare                     Leaf Chairs (11 brown, 7 red, 10 purple)                         28            28
----------------------------------------------------------------------------------------------------------------------------
  1040   1      ecare                     Administrative assistant Desk                                     1             1
----------------------------------------------------------------------------------------------------------------------------
  1041   1      ecare                     White Rolling Table                                               1             1
----------------------------------------------------------------------------------------------------------------------------
  1042   1      ecare                     White Small Table (Oval)                                          1             1
----------------------------------------------------------------------------------------------------------------------------
  1043   1      VP Office ecare           Exec. Desk w/Hutch (Wooden)                                       1             1
----------------------------------------------------------------------------------------------------------------------------
  1044   1      VP Office ecare           Exec. Wooden                                                      1             1
----------------------------------------------------------------------------------------------------------------------------
  1045   1      VP Office ecare           Exec. Wood Table w/4 Wooden Chairs                                1             1
----------------------------------------------------------------------------------------------------------------------------
  1046   1      ecare                     Black Leather Exec. Chair                                         1             1
----------------------------------------------------------------------------------------------------------------------------
  1047   1      ecare                     Straight Chairs (1 red, 2 greeen)                                 3             3
----------------------------------------------------------------------------------------------------------------------------
  1048   1      ecare conference          Conference table (white, 4 sections)                              4             4
----------------------------------------------------------------------------------------------------------------------------
  1049   1      ecare conference          Gray Leather Chairs (Rolling)                                     8             8
----------------------------------------------------------------------------------------------------------------------------
  1050   1      ecare conference          Side Chairs (colorfull)                                           2             2
----------------------------------------------------------------------------------------------------------------------------
  1051   1      ecare cafe.               Cafe Tables (2 tall, 2 short)                                     4             4
----------------------------------------------------------------------------------------------------------------------------
  1052   1      ecare cafe.               Cafe Chairs (4 tall, 4 short)                                     8             8
----------------------------------------------------------------------------------------------------------------------------
  1053   1      Storage Room              Fish Tank (Black, 3 pieces)                                       1             1
----------------------------------------------------------------------------------------------------------------------------
  1054   1      Storage Room              Desktops (19 Reps Desk) 17 Sup)                                  36            36
----------------------------------------------------------------------------------------------------------------------------

                                   Schedule H

                                 Excluded Assets
                                   Section 2.3

                                 EQUIPMENT LIST
                                 Excluded Assets

----------------------------------------------------------------------------------------------------------------------------
  1055   1      Storage Room              Exec. Desk (Wooden w/Hutch)                                       2             2
----------------------------------------------------------------------------------------------------------------------------
  1056   1      Storage Room              Small Portable Air Conditioner (Model CFO.5)                      1             1
----------------------------------------------------------------------------------------------------------------------------
  1057   1      Storage Room              Exec Round Wood Desk                                              1             1
----------------------------------------------------------------------------------------------------------------------------
  1075          OffSite, EDS Storage      Various Cabinets, Lighting, Fixtures that were left over from
                                          the sublease                                                      all
----------------------------------------------------------------------------------------------------------------------------
  2004   2      Boardroom                 Plasma Screens (Pioneer)                                          2             1
----------------------------------------------------------------------------------------------------------------------------
                                          Switches, Extron Digital Wideo Scaler DVS 150,
----------------------------------------------------------------------------------------------------------------------------
                                          Panasonic VCR A6-1330, TOA 900 Series II
----------------------------------------------------------------------------------------------------------------------------
                                          Amplifer A-912MK2, AMY Axcent Integrated
----------------------------------------------------------------------------------------------------------------------------
  2011   2      QA Area/Tech. Supp.       Whiteboard (Rolling)                                              3             3
----------------------------------------------------------------------------------------------------------------------------
  2106   2      Exec. Boardroom           Long Oval Wooden Boardroom Table (seats 8)                        1             1
----------------------------------------------------------------------------------------------------------------------------
  2107   2      Exec. Boardroom           Leather Chairs in Exec. Boardroom                                 8             8
----------------------------------------------------------------------------------------------------------------------------
  2108   2      Exec. Boardroom           Rolling White Board                                               1             1
----------------------------------------------------------------------------------------------------------------------------
  2109   2      Exec. Boardroom           Tripod Easel (paper holder)                                       1             1
----------------------------------------------------------------------------------------------------------------------------
  2135   2      Louis Office              3 piece Leather Furniture Set (couch/2 chairs)                    1             1
----------------------------------------------------------------------------------------------------------------------------
  3136   2      Louis Office              2-piece Table Set (light wood couch-side & coffee                 1             1
----------------------------------------------------------------------------------------------------------------------------
  3137   2      Louis Office              3-piece cabinet set (light wood)                                  1             1
----------------------------------------------------------------------------------------------------------------------------
  3138   2      Louis Office              2 Light Wood Chairs w/beige cushions                              2             2
----------------------------------------------------------------------------------------------------------------------------
  3139   2      Louis Office              Light Wood Hutch Wall Unit                                        1             1
----------------------------------------------------------------------------------------------------------------------------
  3140   2      Louis Office              Light Wood Desk                                                   1             1
----------------------------------------------------------------------------------------------------------------------------
  2141   2      Louis Office              Leather Exec. Chair (black)                                       1             1
----------------------------------------------------------------------------------------------------------------------------
  2142   2      Exec. Marketing Off.      Round Wooden Table                                                1             1
----------------------------------------------------------------------------------------------------------------------------
  2143   2      Exec. Marketing Off.      Wooden Beige Cushioned Chairs                                     6             6
----------------------------------------------------------------------------------------------------------------------------

                                   Schedule H

                                 Excluded Assets
                                   Section 2.3

                                 EQUIPMENT LIST
                                 Excluded Assets

----------------------------------------------------------------------------------------------------------------------------
  2144   2      Exec. Marketing Off.      Rolling White Board                                               1             1
----------------------------------------------------------------------------------------------------------------------------
  2145   2      Exec. Marketing Off.      Wooden Exec Desk w/Hutch                                          1             1
----------------------------------------------------------------------------------------------------------------------------
  2146   2      Exec. Marketing Off.      Wooden Lateral Cabinet                                            1             1
----------------------------------------------------------------------------------------------------------------------------
  2147   2      Exec. Marketing Off.      Wooden Armoire                                                    1             1
----------------------------------------------------------------------------------------------------------------------------
  2148   2      Exec. Marketing Off.      2-piece Wooden  Table Set (couch side & coffee                    1             1
----------------------------------------------------------------------------------------------------------------------------
  2149   2      Exec. Marketing Off.      2-piece set (black leather couch & chair)                         1             1
----------------------------------------------------------------------------------------------------------------------------
  2150   2      Exec. Marketing Off.      Brown Leather Exec. Chair                                         1             1
----------------------------------------------------------------------------------------------------------------------------
  2160   2      IT Exec. Office           Rolling White Board                                               1             1
----------------------------------------------------------------------------------------------------------------------------
  2188   2      IT Conference Room        Rolling White Board                                               1             1
----------------------------------------------------------------------------------------------------------------------------
  2234   2      Exec. Office (Hunter)     Wooden Table w/stanless steel legs                                1             1
----------------------------------------------------------------------------------------------------------------------------
  2235   2      Exec, Office (Hunter)     Black Chairs w/cushions                                           5             5
----------------------------------------------------------------------------------------------------------------------------
  2236   2      Exec. Office (Hunter)     Rolling White Board                                               1             1
----------------------------------------------------------------------------------------------------------------------------
  2237   2      Exec. Office (Hunter)     Drawer Filing Cabinet                                             1             1
----------------------------------------------------------------------------------------------------------------------------
  2238   2      Exec. Office (Hunter)     Black Leather Sofa w/Chair                                        1             1
----------------------------------------------------------------------------------------------------------------------------
  2239   2      Exec. Office (Hunter)     Coffee Table (glass)                                              1             1
----------------------------------------------------------------------------------------------------------------------------
  2240   2      Exec. Office (Hunter)     Side Chairs (colorfull)                                           2             2
----------------------------------------------------------------------------------------------------------------------------
  2241   2      Exec. Office (Hunter)     Round End Table                                                   2             2
----------------------------------------------------------------------------------------------------------------------------
  2242   2      Exec. Office (Hunter)     Wooden Side Desk                                                  1             1
----------------------------------------------------------------------------------------------------------------------------
  2243   2      Exec. Office (Hunter)     Exec. Glass Desk w/black cabinet                                  1             1
----------------------------------------------------------------------------------------------------------------------------

                                   Schedule H

                                 Excluded Assets
                                   Section 2.3

                                 EQUIPMENT LIST
                                 Excluded Assets

----------------------------------------------------------------------------------------------------------------------------
  2245   2      Michael's Office          Michael Office (complete CEO's office - all furnishings)          1             1
----------------------------------------------------------------------------------------------------------------------------
         1      All first floor           All fxitures, cabinets, wiring, carpet, etc                       1             1
----------------------------------------------------------------------------------------------------------------------------

                                   Schedule L

                              Non-operating assets
                                  (Section 4.6)

Third-Party Software        Status

Avolent OFX Server -        Contract expires May '2003 - in working condition
                            but license expiration will force it to come out of service.

eShare - NetAgent (CRM)-    Working, but not under maintenance contract

Talisma CRM Package -       Not in production, nor has is the final license
                            payment been made - there is an offset payment due to both parties.

63 PC's or Laptops, specifically ones marked as"spare parts, storeroom, or help desk" or computers that were used by employees that were laid-off, on the included assets schedule D, we can not warrant that they are in working condition but will warrant that 90% have licensed operating systems.

                                   Schedule Q
                                (Section 4.12(c))

                                   I. Patents

      None.

                                 II. Trademarks

Billserv, Inc., (Registered Trademark through Patent & Trademark Office) Billserv, Inc. and design (Registered Trademark through
Patent & Trademark Office)
eServ (Registered Trademark through Patent & Trademark Office) bills.com (excluded from transfer) bills.com and design (excluded from transfer)
Click Your Bills Goodbye (excluded from transfer)

                           III. Registered Copyrights

      None.

                                   Schedule R

                          Third-Party Software Licenses
                                (Section 4.12(d))

Included Assets

Third-Party Software                         Status   QTY              Total
--------------------                         ------   ---              -----
Database 2 EE                               included   14               14
i-Solutions                                 included    1                1
Avolent OFX Server (see schedule L)         included    1                1
Windows 2000 AS OS                          included   20               20
Windows 2000 Pro OS                         included   91               91
Windows 2000 Server OS                      included    8                8
Windows 98 OS                               included    2                2
Windows NT OS                               included   31               31
SQL Server Windows NT                       included    7                7
PGP Desktop                                 included   71               71
PGP eBusiness Server                        included    4                4
Delphi 5 Enterprise                         included    3                3
Java/ASP/JSP                                included   20               20
Visual Basic                                included    4                4
Adobe Acrobat                               included    5                5
Adobe Reader                                included   59               59
Adobe Framemaker                            included    1                1
Adobe Illustrator                           included    3                3
Adobe Pagemaker                             included    2                2
Adobe Photoshop                             included    3                3
ColdFusion                                  included    1                1
Director                                    included    1                1
Dreamweaver                                 included    8                8
Drumbeat                                    included    1                1
Flash                                       included    8                8
Backoffice NT Server                        included    1                1
Exchange Server                             included    2                2
Internet Explorer                           included   84               84
Office 2000 Professional                    included  108              108
Project 2000                                included    9                9
Visio Professional                          included   18               18
PC Anywhere Host/Remote                     included   50               50
Miva                                        included    2                2
eShare - NetAgent (CRM) (see schedule L)    included    1                1
Symposium                                   included    1                1
Talisma CRM Suite (see schedule L)          included    1                1

                                   Schedule R

                          Third-Party Software Licenses
                                (Section 4.11(d))

                                 Excluded Assets

Third-Party Software                        Status   QTY              Total
Windows 2000 Advance Server OS              excluded   3                 3
Windows 2000 Professional OS                excluded  44                44
Windows 2000 Server OS                      excluded   1                 1
Windows 98 OS                               excluded   2                 2
Windows NT OS                               excluded  16                16
SQL Server Windows NT                       excluded   3                 3
PGP Desktop                                 excluded  30                30
PGP eBusiness Server                        excluded   1                 1
Delphi 5 Enterprise                         excluded   1                 1
Java/ASP/JSP                                excluded  10                10
Visual Basic                                excluded   1                 1
Adobe Acrobat                               excluded   5                 5
Adobe Reader                                excluded  41                41
Adobe Framemaker                            excluded   1                 1
Adobe Illustrator                           excluded   2                 2
Adobe Pagemaker                             excluded   2                 2
Adobe Photoshop                             excluded   2                 2
ColdFusion                                  excluded   1                 1
Director                                    excluded   1                 1
Dreamweaver                                 excluded   3                 3
Drumbeat                                    excluded   1                 1
Flash                                       excluded   3                 3
Backoffice NT Server                        excluded   0                 0
Exchange Server                             excluded   2                 2
Internet Explorer                           excluded  41                41
Office 2000 Professional                    excluded  41                41
Project 2000                                excluded   3                 3
Visio Professional                          excluded   5                 5
PC AnyWhere Host/Remote                     excluded  10                10
Platinum Accounting Software                excluded   1                 1
ETrade Optionlink                           excluded   1                 1
ADP HR Software                             excluded   1                 1

                                   Schedule S

                              Proprietary Software
                                (Section 4.12(k))

                           Billserv Software Products

Software

eServ Select
eServ Express
eServ Gateway
Tuition Payment Plan
IVR Reporting System
Advance Payment System
eServ View
eServ Connect
Bill Distribution
Biller Direct
Payment Processing
Direct Delivery
Warehousing
eInsert
Payment without Presentment
Online Enrollment Assistance
Preferred Enrollment
Single Logon

                                   Schedule T

                           Renegotiations/Terminations
                               (Section 4.13 (a))

Southwest Student Services - Renegotiated; one-year agreement effective 4/1/03

Reliant/Entex/Centerpoint - work order to decommission site expires 9/1/03

San Fransisco PUC - continued servicing on expired contract. Client demands compliance with domestic partner insurance requirements or will not renew contract

Allegheny - on a month to month basis until transitioned to CheckFree

Avista - contract terminated 3/31/03

Intermountain Gas - terminate services in July or August 2003; have not completed DAS documentation

21st Century - contract expires 5/25/03, will cease servicing on or before 6/23/03

Clark Public Utilities - contract expires 10/1/03

                                   Schedule T

                           Renegotiations/Terminations
                               (Section 4.13 (a))
                                    Continued

Southwest Student Services - Renegotiated; one-year agreement effective 4/1/03

Reliant/Entex/Centerpoint - work order to decommission site expires 9/1/03

San Fransisco PUC - continued servicing on expired contract. Client demands compliance with domestic partner insurance requirements or will not renew contract

Allegheny - on a month to month basis until transitioned to CheckFree

Avista - contract terminated 3/31/03

Intermountain Gas - terminate services in July or August 2003; have not completed DAS documentation

21st Century - contract expires 5/25/03, will cease servicing on or before 6/23/03

Clark Public Utilities - contract expires 10/1/03

                                   Schedule U

                         Consents for Assumed Contracts
                                (Section 4.13(a))

CheckFree Corporation

Bank One and Paymentech

Mastercard RPPS

Speedscan

ACH Commerce

IBM

Cyberbills

Paytrust

Sungard Recovery Services, L.P.

All billing customers

Shareholder Agreement, Billserv Australia PTY Limited

                                   Schedule X

                                     Brokers
                                 (Section 4.15)

The Company agrees to pay Stifel, Nicolaus & Company a flat-fee of $315,000 plus immaterial expenses, if any.

                                   Schedule Y

                               Accounts Receivable
                                  Section 4.16

A/R subject to 3 liens and $293,027.34 offset liability for Talisma (in A/P) and $143,310.25 offset liability for CheckFree (in A/P).

                                   Schedule BB

                          Purchaser Disclosure Schedule
                                   (Article 5)

Purchaser hereby represents and warrants that there are no exceptions to the representations and warranties provided in Article V.

                                   Schedule HH

                  Satisfaction of Material Unsecured Creditors
                                (Section 6.11(a))

Bexar County Tax Assessor
Metavante Corporation
Secure Commerce Services, Inc. (Paytrust)
Southwestern Bell
Time Warner Telecom, Inc.
WorldCom Communications, Inc.

                                   Schedule II

                    Satisfaction of Other Unsecured Creditors
                                (Section 6.11(b))

                                                          Balance as of 5/13/03
                                                          ---------------------

Bexar County Tax Assessor                                     $97,512.02
Metavante Corporation                                         $ 5,488.52
Secure Commerce Services, Inc. (Paytrust)                     $ 2,644.50
Southwestern Bell (data lines and long distance)              $15,535.44
Time Warner Telecom, Inc.                                     $ 7,102.20
WorldCom Communications, Inc. (T1s and local)                 $ 7,426.12

                                   Schedule KK

                     Conditions to Obligations of Purchaser
                                (Section 9.3(d))

At Closing, or reasonably thereafter, the following Secured Creditors will be satisfied pursuant to Section 9.3(d):

                                                        Balance as of 5/13/03
                                                        ---------------------

Laurus Master Fund                          approx.         $1,800,000.00
Kootnz McCombs                                              $  248,915.08
CheckFree                                                   $  165,284.00

                                  APPENDIX "B"

                          TRANSITION SERVICES AGREEMENT

      This Transition Services Agreement ("Transition Agreement") is entered into as of the ___ day of May, 2003 by Saro, Inc., a Delaware corporation ("Purchaser") and Billserv, Inc., a Nevada corporation ("Seller"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement (as defined below).

                                    RECITALS:

      A. Seller is engaged in the business of providing electronic bill presentment and payment solutions, and Purchaser is interested in purchasing, and Seller is interested in selling, the Business.

      B. Purchaser and Seller have entered into that certain Definitive Asset Purchase Agreement (the "Agreement"), whereby Seller intends to sell and Purchaser intends to purchase (the "Transaction") those Assets of the Business detailed in the Agreement.

      C. Purchaser and Seller have agreed that Seller shall provide certain activities related to transitioning certain employees for employment with Purchaser, cooperating with Purchaser to transition 1) the data center that supports the Business ("Data Center") and 2) the Office Space to Purchaser after the Closing, and assign certain Third Party Arrangements (as defined below) to Purchaser as of the Closing (collectively, the "Transition Services").

      D. Seller and Purchaser have agreed that Purchaser will perform certain activities for Seller, as well as make certain commitments to and with Seller related to transitioning Seller during the Term (as defined below) and after the Closing (the "Seller Transition Services").

      E. Seller wishes to provide and Purchaser wishes to obtain the Transition Services and Purchaser wishes to provide and Seller wishes to obtain the Seller Transition Services on the terms and conditions set forth herein.

      Now, therefore, in consideration of the mutual agreements set forth below, the sufficiency of which is acknowledged, the parties agree as follows:

A.    EMPLOYEE RETENTION RESPONSIBILITIES

      1. Seller Employees. During the period from execution of the Agreement until Closing (the "Term"), Seller will retain all employees of Seller necessary to operate Seller's business in the ordinary course (a "Necessary Employee"). In the event a Necessary Employee of Seller terminates his or her employment status with Seller or is terminated by Seller for cause during the Term (a "Terminating Necessary Employee"), Seller will replace such Necessary Employee as soon as reasonably possible (a "Necessary Employee Replacement"). Up to but not after Closing, Seller is responsible for all costs associated with 1) hiring the Necessary Employee Replacement, 2) training the Necessary Employee Replacement, 3) compensating the Necessary Employee Replacement, and 4) providing employment benefits, if any, to the Necessary Employee Replacement (1 through 4 being the "Employee Costs"). In the event Purchaser makes an offer of employment to Tony Diamond or Steve Wilson, as described below, and Purchaser requests that such individuals perform any services on behalf of Seller or Purchaser during the Term, Purchaser will be responsible for all compensation, employee benefits, and other expenses associated with such individuals.

      2. Key Executive. Purchaser has made a written offer of employment pursuant to an employment agreement with terms and conditions that are commercially reasonable to Willard Tiller, Jr. a member of Seller's executive team (the "Key Executive"). The Key Executive will have five complete business days to accept or reject the employment contract. Seller agrees to use best efforts to encourage the Key Executive to accept the employment contract and agrees that it will not interfere with or delay the Key Executive's decision regarding the same.

      3. Other Key Employees. Purchaser will make an offer of employment that is commercially reasonable to each of the persons listed immediately below ("Other Key Employees"). The Other Key Employees will have five complete business days to accept or reject their respective offers of employment. Seller agrees to use best efforts to encourage the Other Key Employees to accept their respective offers of employment and agrees that it will not interfere with or delay the Other Key Employees' decisions regarding the same. The Other Key Employees are as follows:

            (i)   Employees to be based in Atlanta:

                  1.    Jose Gonzales

                  2.    Mickey Torres

                  3.    John Pullin

            (ii)  Sallie Mae team employees to be based in San Antonio:

                  1.    Stan Gerick

                  2.    Nina Harwood

                  3.    Maria Munoz

                  4.    Tracy Williams

                  5.    Xin Zhao

            (iii) Client Services team employees to be based in San Antonio:

                  1.    Edmund Askland

                  2.    Sandra Ortiz

                  3.    Christopher Ross

                  4.    Katherine Wogulis

                  5.    Eric Douglas

                  6.    Ford Zeng

            (iv) A minimum of four (4) of the following six (6) employees must agree to employment, initially based in San Antonio, but to move to Atlanta at that time Purchaser relocates the Data Center as contemplated herein:

                        1.    Peter Bryant

                        2.    Kelly Fox

                        3. Shad Heath (to remain in San Antonio after Data Center relocation)

                        4.    Michael Kuske

                        5.    Linnell Lane

                        6.    Rendy Ogan

      4. Temporary Employment Arrangements. Purchaser will make an offer of temporary employment that is commercially reasonable to each of the persons listed immediately below ("Temporary Employees"). The Temporary Employees will have five complete business days to accept or reject their respective offers of temporary employment. Seller agrees to use best efforts to encourage the Temporary Employees to accept their respective offers of temporary employment and agrees that it will not interfere with or delay the Temporary Employees' decisions regarding the same. The Temporary Employees are as follows:

                        1.    Tony Diamond

                        2.    Michael Hynes

                        3.    Steve Wilson

                        4.    Ruth Torres

      5. Replacement of Key Employees. In the event that the Key Executive, one or more of the Other Key Employee listed in Sections 3(i)-(iii) or more than three of the Other Key Employees listed in Section 3(iv), or one or more of the Temporary Employees (collectively, the "Key Employees," and each a "Key Employee") rejects their respective employment offers (a "Rejecting Key Employee"), Purchaser may waive the need for such Rejecting Key Employee or hire a reasonably suitable replacement for such Rejecting Key Employee (a "Replacement Employee"). However, in the event a Rejecting Key Employee is also a Necessary Employee and such Necessary Employee either terminates his or her employment with Seller or is released by Seller for cause during the Term as a Terminating Necessary Employee, Seller will provide for a Necessary Employee Replacement pursuant to A1 above. In the event Purchaser hires a Replacement Employee, Purchaser will be responsible for the Employee Costs related to the Replacement Employee as of such employee's date of hire; provided, however that in the event the Rejecting Key Employee that is the predecessor to such Replacement Employee remains employed with Seller during the Term, Seller will train such Replacement Employee at no cost to Purchaser during the Term. Seller will have no performance obligation or any other obligations with respect to any employee matters hereunder after the Closing.

      6. Control of Employees. During the Term, Seller will retain authority to control and direct all of Seller's employees (which includes the Necessary Replacement Employees) and the Replacement Employees in furtherance of operating the business in the ordinary course.

      7. Condition Precedent to Employment Offers. All offers of employment contemplated in this Transition Agreement, including Temporary Employment Arrangements, are expressly conditioned upon the closing of the assets acquisition set forth in the Agreement between Purchaser and Seller. In the event Purchaser and Seller fail to close the transaction set forth in the Agreement, then all offers of employment are void and rescinded without liability to any party.

B.    DATA CENTER SERVICES

      Prior to Closing, Seller shall cooperate with Purchaser to provide to Purchaser information in Seller's custody and control relating to the Business, as well as technical and Business-specific advice, to aid Purchaser's planning and relocation of the Data Center from San Antonio, TX to Atlanta, GA ("Data Center Relocation Planning"). The Data Center Relocation Planning consists of the following activities:

      1. Develop a cost/benefit analysis, which includes a comprehensive a list of tasks needed to complete each of the following three (3) scenarios related to the relocation of the Data Center to Atlanta:

            (i) Scenario 1 - declare "disaster" with Seller's hosting service provider, SunGard Data Systems, Inc.; switch production to SunGard; disassemble, ship and reconfigure the San Antonio Data Center infrastructure to Atlanta; switch production to Atlanta Data Center;

            (ii) Scenario 2 - consolidate current San Antonio Data Center infrastructure to smaller number of servers; secure short-term lease (i.e. less then 120 days) for replacement servers in Atlanta to mirror the San Antonio Data Center; switch production to Atlanta Data Center; and

            (iii) Scenario 3 - maintain San Antonio Data Center.

      2. Develop a comprehensive list of written recommendations, including cost estimates, necessary steps, and implementation of such steps to obtain SAS 70 certification for the Atlanta Data Center.

      3. Develop a comprehensive plan, including cost estimates and necessary steps, to achieve the certifications for the Atlanta Data Center from Visa International and MasterCard International Inc., similar to those currently held by Seller for the San Antonio Data Center.

      4. Develop a written plan to orderly terminate or transition Seller's San Antonio Data Center vendors and suppliers, including, but not limited to ACH Commerce, Innuity, Bank One, and Paymentech.

      5. To the extent the following materials have not already been provided to Purchaser pursuant to the Agreement, Seller shall provide Purchaser with a comprehensive, written, asset inventory list for the San Antonio Data Center, including, but not limited to: software; hardware (including warranty status); and, third party software licenses including contact information, software support and maintenance services with applicable expiration dates and renewal terms.

      6. Develop a comprehensive, written recommendation for the physical relocation of the San Antonio Data Center software, equipment, and related documentation to Atlanta.

      7. Cooperate with Purchaser during Purchaser's relocation of personnel to the Atlanta Data Center.

With regard to Seller's cooperation with Purchaser to provide technical and Business-specific advice to aid Purchaser's Data Center Relocation Planning, Seller shall not be liable to Purchaser, or to anyone who may claim any right due to its relationship with Purchaser or any of its employees, agents, or other persons affiliated in any way with Purchaser, for any acts or omissions in the performance of the services provided hereunder, except when said acts or omissions of Seller are due to Seller's willful misconduct or gross negligence. Purchaser shall indemnify and hold Seller harmless from any obligations, costs, claims, judgments, attorneys' fees, and other attachments arising from the performance of the services rendered to Purchaser hereunder, except when the same are due to the willful misconduct or gross negligence of Seller.

C.    OFFICE SERVICES

Prior to Closing, Seller shall cooperate with Purchaser to negotiate Purchaser's lease of that portion of the office space desired by Purchaser located at 211 North Loop 1604 East, Suite 200, San Antonio, TX 78232 (the "Leased Premises") in accordance with the following requirements:

      1. Purchaser will lease approximately six thousand eight hundred (6,800) square feet which represents the first floor of the Leased Premises;

      2.    Purchaser will commit to a twelve (12) month term of lease;

      3. Purchaser will pay approximately fifteen dollars ($15.00) per square foot for the Leased Premises; and any other commercially reasonable terms as are usual and customary in arrangements for similar leased premises;

      4. All rental fees for that part of the Leased Premises used for the Data Center will be waived for approximately three (3) months; and,

      5. Seller and Purchaser will attempt to negotiate the right of the parties to occupy the Leased Premises for a period of thirty (30) days following Closing.

      Except as set forth herein, Purchaser is responsible for all costs associated with the lease of such office space, including monthly lease payments. Purchaser and Seller agree that renegotiation of Seller's lease of the Leased Premises is critical to the ongoing success and operations of the Business and that Purchaser's renegotiation of such lease in accordance with the parameters set forth herein is a condition to Closing pursuant to the Agreement. The failure of the parties to renegotiate the lease of the Leased Premises shall not entitle Purchaser to the Termination Fee (as set forth in the Agreement).

D.    THIRD PARTY RELATIONSHIPS AND LICENSES

      Seller has entered into certain third-party arrangements, including, but not limited to, software license agreements, distribution arrangements, transaction processing arrangements, and other vendor relationships that are vital to the success of the ongoing operation of the Business ("Third Party Arrangements"). As stated in the Agreement, Seller will execute and deliver assignment instruments and take such further actions as may be necessary to properly evidence the transfer of such Third Party Arrangements to Purchaser as set forth in Schedule U of the Agreement.

E.    SELLER TRANSITION SERVICES

      1. Mail Delivery. For a period of 6 months following the date of Closing, Purchaser will accept all mail and deliveries on behalf of Seller, any current or former employee, officer, or director of Seller, Bills.com, Inc., or Payment Data Systems, Inc., whether delivered through the U.S. Postal Service or any other entity or person providing such services. Purchaser will provide reasonable safekeeping and will not disturb the physical integrity of such materials while in Purchaser's possession. Purchaser agrees to notify Seller of the arrival of such materials at reasonable times during the 6-month period contemplated hereunder, and Seller agrees to take physical custody of such materials with reasonable promptness after notification by Purchaser.

      2. E-Mail Forwarding. For a period of 6 months following the date of Closing, Purchaser agrees to forward all e-mail correspondence addressed to Louis Hoch, Terri Hunter, Marshall Millard, Tony Diamond, or Michael Long as instructed by such individuals pursuant to the notice provisions below.

      3. Data Back-Up. On the date of Closing, or within a reasonably prompt time thereafter, Purchaser will be permitted to create and retain data center back-up tapes relating to the Business and Seller will be permitted to copy and then destroy all electronic and any other information related to the Excluded Assets ("Excluded Information"). Purchaser warrants that Purchaser will not use the Excluded Information for any purpose at any time.

      4. Telephone Forwarding. Purchaser agrees to forward from Purchaser's switch to Seller's switch all incoming telephone calls related to Seller. Seller will provide Purchaser with all applicable telephone numbers related to the foregoing in the manner described in the notice section below. Such services will be at no cost to Seller; provided, however, that Seller will promptly reimburse Purchaser for all reasonable long-distance tolls associated with such services.

      5. Access to Premises. Purchaser and Seller will be responsible for prorating the lease payment and the common area expenses associated with the Leased Premises for the month of Closing, with Seller responsible for such portion of those expenses accrued from the first day of such month through the date of Closing, and Purchaser being responsible for such portion of those expenses accrued from the day after Closing until the end of such month. For a period of thirty (30) days following the date of Closing, Purchaser will provide Seller reasonable use and access to the Leased Premises in order for Seller to relocate the Excluded Assets.

      6. Partitioning Assets. Prior to Closing, Purchaser and Seller will agree upon a plan to partition or remove, whether physically or otherwise, the Assets from the Excluded Assets in a reasonably prompt manner following Closing. Seller will be responsible for those costs incurred herein solely with respect to the Excluded Assets. Purchaser will be responsible for those costs incurred herein solely with respect to the Assets. Seller and Purchaser will be responsible, in equal portion, for the costs incurred herein with respect to partitioning those assets that will be both Assets and Excluded Assets.

      7. Travel Expenses. In the event Seller or any employee, officer, director, agent, or independent contractor of Seller is required or requested to travel in furtherance of the Agreement, this Transition Services Agreement, or any Ancillary Agreement, Purchaser shall promptly reimburse Seller for all travel, lodging, and other expenses reasonably incurred pursuant thereto, all of which expenses must be pre-approved by Purchaser.

      8. Re-Transferred Assets. Purchaser agrees that in the event Purchaser's lease of the Leased Premises is terminated or Purchaser otherwise leaves or vacates the Leased Premises, Purchaser will, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, transfer to Seller good, lawful, and unencumbered title to and in the following Assets (the "Re-Transferred Assets"):

                           ASSET                                   MANUFACTURER
                           -----                                   ------------

            (i)   two (2) ten ton A/C Units                          Liebert

            (ii)  Uninterruptable Power Supply                        Power Ware

            (iii) Generator                                           Kohler Power Systems

            (iv)  Fire Detection and Suppression System               Fike

            (v)   Fire Alarm Equipment                                Fike

            (vi)  Command Center                                      Infra Structures, Inc.

Purchaser shall give Seller thirty (30) days' prior written notice of any termination of Purchaser's lease of the Leased Premises or Purchaser's intention to leave or vacate the Leased Premises. Purchaser shall provide Seller reasonable access to the Leased Premises in facilitation of Seller's removal of the Re-Transferred Assets from the Leased Premises.

F.    TERM AND TERMINATION

1.    Termination. This Transition Agreement may be terminated by:

      1.    mutual written consent of Purchaser and Seller;

      2.    upon the termination of the Agreement between Purchaser and Seller;
            or

      3. the expiration or satisfaction of all responsibilities of or services provided by the parties.

2. Effect of Termination. In the event of termination of this Transition Agreement, as provided in Section F, this Agreement shall be of no further force or effect; provided, however, that (i) this Section F and Section Q shall survive the termination of this Transition Agreement and shall remain in full force and effect, and (ii) the termination of this Transition Agreement shall not relieve any party from liability for any willful breach of any representation, obligation or duty contained in this Agreement.

G.    WARRANTIES

      Purchaser and Seller acknowledge and agree that Seller is providing all the Transition Services and, as applicable to Section E, the Seller Transition Services, pursuant to this Transition Agreement at the request of Purchaser, and Purchaser is providing the Seller Transition Services pursuant to this Transition Agreement at the request of Seller. Seller and Purchaser warrant that the Transition Services and Seller Transition Services, as applicable, provided hereunder shall be performed, in all material respects, in good faith, in compliance with all applicable federal, state and local laws and regulations, and in a professional, workmanlike and timely manner.

H.    DEFAULT

      If either party believes that the other is in default under this Transition Agreement, it shall give the allegedly defaulting party written notice thereof and allow ten (10) days for the party to remedy the alleged default before taking any other action. If a default is not remedied within the cure period, the non-defaulting party may terminate the Agreement and this Transition Agreement and recover such damages and exercise any other remedies as may be permitted under applicable law and the Agreement.

I.    NOT PARTNERS; NO THIRD PARTY BENEFICIARIES

      Nothing contained herein or in any related document shall be deemed to render the parties partners of one another for any purpose. There are no third party beneficiaries of this Transition Agreement.

J.    NOTICES

      Any communications concerning this Transition Agreement shall be addressed as follows:

                  Billserv, Inc. (for Seller)
                  211 North Loop 1604 East, Suite 200
                  San Antonio, TX  78232
                  Attention:
                  E-Mail: ______________________

                  Saro, Inc. (for Purchaser)
                  1900 Emery Street, NW
                  2nd Floor
                  Atlanta, GA 30318

Communications shall be effective when actually delivered as addressed above. Any party may change its address for receipt of notices by submitting the change in writing to the other party.

K.    INDULGENCE NOT WAIVER

      A party's indulgence in the failure of the other to observe the requirements of this Transition Agreement in any instance shall not waive the right of a party to enforce this Transition Agreement in accordance with its terms.

L.    AMENDMENT AND WAIVER IN WRITING

      No provision of this Transition Agreement can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

M.    ASSIGNMENT

      Neither party may assign any rights under this Transition Agreement without the written consent of the other party, except that this Transition Agreement may be assigned to any corporate affiliate of Purchaser upon notice to Seller. Any attempted assignment or delegation without the required prior consent shall be void.

N.    ENTIRE AGREEMENT

      This Transition Agreement represents the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein.

O.    SEVERABILITY

      Should any provision of this Transition Agreement be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

P.    TIME OF ESSENCE

      Time is of the essence of this Transition Agreement, and all dates and time periods specified herein shall be strictly observed unless mutually agreed by the parties in writing.

Q.    APPLICABLE LAW

      The validity, construction and enforcement of this Transition Agreement shall be determined according to the laws of Delaware applicable to contracts executed and performed entirely within that state, in which state this Transition Agreement has been executed and delivered.

R.    CAPTIONS NOT CONTROLLING

      Captions and headings have been included in this Transition Agreement for the convenience of the parties, and shall not be construed as affecting the content of the respective paragraphs.

S.    DISPUTE RESOLUTION

      Any controversy, dispute or claim arising out of or relating to this Transition Agreement (except to the extent it incorporates a request for injunctive relief) shall be submitted to non-binding mediation in order to attempt to resolve such controversy, dispute or claim. Any such mediation shall be conducted (1) by a single mediator selected jointly by agreement of the parties or (2) if the parties are unable to agree upon a mediator within five
(5) days after receipt of notice initiating mediation, by an impartial mediator selected by the American Arbitration Association. The mediation shall take place in San Antonio, Texas within thirty (30) days after the receipt of the notice initiating mediation, and each party will bear its own expenses and attorneys' fees and an equal share of the fees and expenses of the mediator. The mediator, acting reasonably, shall establish the dates, times, places and general conduct of the mediation sessions. No party shall be compelled to participate in any meeting or meetings with the mediator pursuant to this paragraph for more than two (2) days, or at any time more than thirty (30) days after the receipt of notice initiating such mediation. Thereafter, if a controversy, dispute or claim remains unresolved, the parties may proceed to the courts.

T.    CONFLICTS

      In the event of any conflict between the terms of this Transition Agreement and the terms of the Agreement between the parties, the terms of the Agreement shall control.

      Executed as of the date first written above.

                                         BILLSERV, INC.

                                         By:____________________________________

                                         Title:_________________________________


                                         SARO, INC.

                                         By:____________________________________

                                         Title:_________________________________

                                 Billserv, Inc.

          211 North Loop 1604 East, Suite 200 San Antonio, Texas 78232

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Michael R. Long, Louis A. Hoch, or any one or more of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Billserv, Inc. (the "Company") held of record by the undersigned on June 13, 2003 at the Special Meeting of Stockholders to be held on July 14, 2003, or any adjournments thereof.

                (Continued and to be signed on the reverse side)

                                                                           14475

                       SPECIAL MEETING OF STOCKHOLDERS OF

                                 BILLSERV, INC.

                                  July 14, 2003

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.
[down arrow]                                                        [down arrow]

--------------------------------------------------------------------------------

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTOR AND
    "FOR" PROPOSALS 2, 3 and 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------

1.    Election of Director:

                                                          NOMINEE:
|_|   FOR NOMINEE                                         |_|  Louis A. Hoch

|_|   WITHHOLD AUTHORITY
      FOR NOMINEE

                                                          FOR  AGAINST  ABSTAIN
2.    Proposal to approve the asset purchase transaction  |_|    |_|      |_|
      whereby Saro, Inc., a wholly owned subsidiary of Cyberstarts, Inc., would purchase substantially all of the assets and assume certian liabilities of the Company.

3.    Proposal to change the name of the Company from     |_|    |_|      |_|
      "Billserv, Inc." to "Payment Data Systems, Inc."

4.    Proposal to ratify the appointment of Ernst & Young |_|    |_|      |_|
      LLP, certified public accountants, as the independent auditors for the Company for the fiscal year ending December 31, 2003.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made as to a proposal, this proxy will be voted FOR such Proposal.


To change the address on your account, please check the box at right      |_|
and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.


Signature of Stockholder___________________________________ Date:_______________


Signature of Stockholder___________________________________ Date:_______________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.